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As filed with the Securities and Exchange Commission on March 1, 2017

No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NRG Energy, Inc.*
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	4911 (Primary Standard Industrial Classification Code Number)	41 1724239 (I.R.S. Employer Identification No.)

804 Carnegie Center, Princeton, NJ 08540
Telephone: (609) 524 4500
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

David R. Hill
Executive Vice President and General Counsel
804 Carnegie Center
Princeton, NJ 08540
Telephone: (609) 524 4500:
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Gerald T. Nowak, P.C.
Paul D. Zier
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
(312) 862 2000

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

         If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit(1)	Amount of Registration Fee

6.625% Senior Notes due 2027	$1,250,000,000	100%	$144,875

Guarantees related to the 6.625% Senior Notes due 2027(2)	—	—	—(3)

(1)
Calculated in accordance with Rule 457 under the Securities Act of 1933, as amended.

(2)
No separate consideration was received for the issuance of the guarantees.

(3)
Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.

         The registrant hereby amends this Registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

*
The Co-Registrants listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

Table of Additional Registrants

Exact Name of Additional Registrants*	Jurisdiction of Formation	I.R.S. Employer Identification No.
Ace Energy, Inc.	New York	20-1614426
Allied Warranty LLC	Texas	20-1813150
Allied Home Warranty GP LLC	Delaware	46-1559047
Arthur Kill Power LLC	Delaware	41-1937649
Astoria Gas Turbine Power LLC	Delaware	41-1937470
Bayou Cove Peaking Power, LLC	Delaware	36-4498942
BidURenergy, Inc.	New York	20-3980208
Cabrillo Power I LLC	Delaware	76-0595964
Cabrillo Power II LLC	Delaware	76-0595963
Carbon Management Solutions LLC	Delaware	27-2238021
Cirro Energy Services, Inc.	Texas	20-2579156
Cirro Group, Inc.	Texas	75-2941421
Clean Edge Energy LLC	Delaware	27-2244275
Conemaugh Power LLC	Delaware	41-1973743
Connecticut Jet Power LLC	Delaware	41-1949386
Cottonwood Development LLC	Delaware	52-2220177
Cottonwood Energy Company LP	Delaware	76-0635621
Cottonwood Generating Partners I LLC	Delaware	76-0635620
Cottonwood Generating Partners II LLC	Delaware	52-2236732
Cottonwood Generating Partners III LLC	Delaware	52-2236738
Cottonwood Technology Partners LP	Delaware	76-0669423
Devon Power LLC	Delaware	41-1949385
Dunkirk Power LLC	Delaware	41-1937466
Eastern Sierra Energy Company LLC	California	33-0299028
El Segundo Power, LLC	Delaware	41-1893999
El Segundo Power II LLC	Delaware	76-0663675
Energy Alternatives Wholesale, LLC	Delaware	45-5420194
Energy Choice Solutions LLC	Texas	46-0908779
Energy Plus Holdings LLC	Delaware	74-3216390
Energy Plus Natural Gas LLC	Delaware	27-3309340
Energy Protection Insurance Company	Vermont	27-3660148
Everything Energy LLC	Delaware	26-3576595
Forward Home Security, LLC	Texas	46-0837518
GCP Funding Company, LLC	Delaware	33-0334380
Green Mountain Energy Company	Delaware	03-0360441
Gregory Partners, LLC	Delaware	51-0382110
Gregory Power Partners LLC	Delaware	54-1910630
Huntley Power LLC	Delaware	41-1937468
Independence Energy Alliance LLC	Delaware	45-1139369
Independence Energy Group LLC	Delaware	27-4408520
Independence Energy Natural Gas LLC	Delaware	35-2433954
Indian River Operations Inc.	Delaware	41-1973349
Indian River Power LLC	Delaware	41-1973747
Keystone Power LLC	Delaware	41-1973744
Langford Wind Power, LLC	Texas	26-4418527
Louisiana Generating LLC	Delaware	41-1870498
Meriden Gas Turbines LLC	Delaware	41-1991989
Middletown Power LLC	Delaware	41-1949384
Montville Power LLC	Delaware	41-1949383
NEO Corporation	Minnesota	41-1753235

Exact Name of Additional Registrants*	Jurisdiction of Formation	I.R.S. Employer Identification No.
NEO Power Services Inc.	Delaware	23-3043507
New Genco GP, LLC	Delaware	02-0732611
Norwalk Power LLC	Delaware	41-1949381
NRG Advisory Services LLC	Delaware	47-3911919
NRG Affiliate Services Inc.	Delaware	41-1960764
NRG Artesian Energy LLC	Delaware	27-2243660
NRG Arthur Kill Operations Inc.	Delaware	41-1939116
NRG Astoria Gas Turbine Operations Inc.	Delaware	41-1939115
NRG Bayou Cove LLC	Delaware	41-2016940
NRG Business Services LLC	Delaware	47-3453008
NRG Business Solutions LLC	Delaware	45-5124984
NRG Cabrillo Power Operations Inc.	Delaware	41-1938132
NRG California Peaker Operations LLC	Delaware	20-0088453
NRG Cedar Bayou Development Company, LLC	Delaware	26-0601018
NRG Connected Home LLC	Delaware	38-3934333
NRG Connecticut Affiliate Services Inc.	Delaware	41-1952333
NRG Construction LLC	Delaware	26-0496159
NRG Curtailment Solutions Holdings LLC (f/k/a NRG Curtailment Solutions LLC)	Delaware	46-3377471
NRG Curtailment Solutions, Inc. (f/k/a Energy Curtailment Specialists, Inc.)	New York	20-0462805
NRG Development Company Inc.	Delaware	41-1959656
NRG Devon Operations Inc.	Delaware	41-1950239
NRG Dispatch Services LLC	Delaware	45-5214920
NRG Distributed Generation PR LLC	Delaware	30-0834381
NRG Dunkirk Operations Inc.	Delaware	41-1939114
NRG ECOKAP Holdings LLC	Delaware	81-1002926
NRG El Segundo Operations Inc.	Delaware	41-1929997
NRG Energy Efficiency-L LLC	Delaware	38-3935079
NRG Energy Labor Services LLC	Delaware	27-5345464
NRG Energy Services Group LLC	Delaware	27-3915519
NRG Energy Services International Inc.	Delaware	61-1721905
NRG Energy Services LLC	Delaware	41-1978725
NRG Generation Holdings Inc.	Delaware	20-1911335
NRG Greenco LLC	Delaware	38-3982416
NRG Home & Business Solutions LLC	Delaware	90-0835027
NRG Home Services LLC (f/k/a Lone Star A/C & Appliance Repair, LLC)	Texas	20-4278795
NRG Home Solutions LLC	Delaware	46-1569642
NRG Home Solutions Product LLC	Delaware	45-5215213
NRG Homer City Services LLC	Delaware	30-0749587
NRG HQ DG LLC	Delaware	47-1799823
NRG Huntley Operations Inc.	Delaware	41-1939118
NRG Identity Protect LLC	Delaware	45-5224616
NRG Ilion Limited Partnership	Delaware	36-3783670
NRG Ilion LP LLC	Delaware	41-2016939
NRG International LLC	Delaware	41-1744096
NRG Maintenance Services LLC	Delaware	20-8088165
NRG Mextrans Inc.	Delaware	41-1951078
NRG MidAtlantic Affiliate Services Inc.	Delaware	41-1996587
NRG Middletown Operations Inc.	Delaware	41-1950236
NRG Montville Operations Inc.	Delaware	41-1950237
NRG New Roads Holdings LLC	Delaware	41-1968966

Exact Name of Additional Registrants*	Jurisdiction of Formation	I.R.S. Employer Identification No.
NRG North Central Operations Inc.	Delaware	41-2004025
NRG Northeast Affiliate Services Inc.	Delaware	41-1940300
NRG Norwalk Harbor Operations Inc.	Delaware	41-1950238
NRG Operating Services, Inc.	Delaware	41-1744095
NRG Oswego Harbor Power Operations Inc.	Delaware	41-1939117
NRG PacGen Inc.	Delaware	41-1889830
NRG Portable Power LLC	Delaware	45-5224676
NRG Power Marketing LLC	Delaware	41-1910737
NRG Reliability Solutions LLC	Delaware	45-5411416
NRG Renter's Protection LLC	Delaware	45-5224780
NRG Retail LLC	Delaware	26-4341161
NRG Retail Northeast LLC	Delaware	46-4014866
NRG Rockford Acquisition LLC.	Delaware	41-2011003
NRG Saguaro Operations Inc.	Delaware	41-2013262
NRG Security LLC	Delaware	45-5215086
NRG Services Corporation	Delaware	41-1841627
NRG SimplySmart Solutions LLC	Delaware	27-4204481
NRG South Central Affiliate Services Inc.	Delaware	41-1996193
NRG South Central Generating LLC	Delaware	41-1963217
NRG South Central Operations Inc.	Delaware	41-2002465
NRG South Texas LP	Texas	30-0083668
NRG SPV #1 LLC	Delaware	46-5516758
NRG Texas C&I Supply LLC	Delaware	26-4555466
NRG Texas Gregory LLC	Delaware	32-0405690
NRG Texas Holding Inc.	Delaware	26-4775586
NRG Texas LLC	Delaware	20-1504355
NRG Texas Power LLC	Delaware	34-2019301
NRG Warranty Services LLC	Delaware	45-5224719
NRG West Coast LLC	Delaware	41-1942517
NRG Western Affiliate Services Inc.	Delaware	41-1949168
O'Brien Cogeneration, Inc. II	Delaware	23-2414656
ONSITE Energy, Inc.	Oregon	93-0910742
Oswego Harbor Power LLC	Delaware	41-1937465
RE Retail Receivables, LLC	Delaware	41-2046596
Reliant Energy Northeast LLC	Delaware	32-0314140
Reliant Energy Power Supply, LLC	Delaware	204823108
Reliant Energy Retail Holdings, LLC	Delaware	76-0655580
Reliant Energy Retail Services, LLC	Delaware	76-0655567
RERH Holdings, LLC	Delaware	20-5222227
Saguaro Power LLC	Delaware	41-2013654
Somerset Operations Inc.	Delaware	41-1923722
Somerset Power LLC	Delaware	41-1924606
Texas Genco Financing Corp.	Delaware	27-0110393
Texas Genco GP, LLC	Texas	75-3013803
Texas Genco Holdings, Inc.	Texas	76-0695920
Texas Genco LP, LLC	Delaware	30-0381697
Texas Genco Operating Services LLC	Delaware	75-3172707
Texas Genco Services, LP	Texas	38-3694336
US Retailers LLC	Delaware	26-3576629
Vienna Operations Inc.	Delaware	41-1973351
Vienna Power LLC	Delaware	41-1973745
WCP (Generation) Holdings LLC	Delaware	74-2922374

Exact Name of Additional Registrants*	Jurisdiction of Formation	I.R.S. Employer Identification No.
West Coast Power LLC	Delaware	36-4301246

*
The address for each of the additional Registrants is c/o NRG Energy, Inc., 804 Carnegie Center, Princeton, NJ 08540, telephone: (609) 524-4500. The primary standard industrial classification number for each of the additional Registrants is 4911. The name, address, including zip code of the agent for service for each of the additional Registrants is David R. Hill, Executive Vice President and General Counsel of NRG Energy, Inc., 804 Carnegie Center, Princeton, NJ 08540, Telephone: (609) 524-4500.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities nor a solicitation of an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

Subject to Completion Dated March 1, 2017

PRELIMINARY PROSPECTUS

NRG Energy, Inc.

Exchange Offer for
$1,250,000,000 6.625% Senior Notes due 2027

We are offering to exchange:
up to $1,250,000,000 of our new 6.625% Senior Notes due 2027
(which we refer to as the "Exchange Notes")
for
a like amount of our outstanding 6.625% Senior Notes due 2027
(which we refer to as the "Old Notes")

We refer to the Exchange Notes and Old Notes collectively as the "notes."

Material Terms of Exchange Offer:

  •
  The terms of the Exchange Notes to be issued in the exchange offer are substantially identical to the Old Notes, except that the transfer restrictions and registration rights relating to the Old Notes will not apply to the Exchange Notes.

  •
  The Exchange Notes will be guaranteed on a full and unconditional and joint and several basis by each of our current and future subsidiaries that guarantees indebtedness under our Senior Credit Facility (as defined herein).

  •
  There is no existing public market for the Old Notes or the Exchange Notes. We do not intend to list the Exchange Notes on any securities exchange or seek approval for quotation through any automated trading system.

  •
  You may withdraw your tender of Old Notes at any time before the expiration of the exchange offer. We will exchange all of the Old Notes that are validly tendered and not withdrawn.

  •
  The exchange offer expires at 12:00 midnight, New York City time, on                        , 2017, unless extended.

  •
  The exchange of Old Notes will not be a taxable event for U.S. federal income tax purposes.

  •
  The exchange offer is subject to certain customary conditions, including that it not violate applicable law or any applicable interpretation of the Staff of the Securities and Exchange Commission (the "SEC").

  •
  We will not receive any proceeds from the exchange offer.

        For a discussion of certain factors that you should consider before participating in this exchange offer, see "Risk Factors" beginning on page 12 of this prospectus.

        Neither the SEC nor any state securities commission has approved the notes to be distributed in the exchange offer, nor have any of these organizations determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        Each broker-dealer that receives Exchange Notes for its own account pursuant to this exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The letter of transmittal accompanying this prospectus states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes where the Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, we will make this prospectus available, as amended or supplemented, to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                , 2017

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You can inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. Our SEC filings will also be available to you on the SEC's website. The address of this site is http://www.sec.gov.

i

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" the information we file with them into this prospectus, which means that we can disclose important information to you by referring you to those documents and those documents will be considered part of this prospectus. Information that we file later with the SEC will automatically update and supersede the previously filed information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), until the completion of the exchange offer (other than portions of these documents deemed to be "furnished" or not deemed to be "filed," including the portions of these documents that are either (1) described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC or (2) furnished under Item 2.02 or Item 7.01 of a current report on Form 8-K, including any exhibits included with such Items):

  •
  Our annual report on Form 10-K for the year ended December 31, 2016 filed on February 28, 2017, which we refer to as our "2016 Form 10-K"; and

  •
  Our current reports on Form 8-K filed on January 24, 2017 and February 13, 2017.

        Furthermore, all filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this registration statement and prior to effectiveness of the registration statement (other than portions of these documents deemed to be "furnished" or not deemed to be "filed," including the portions of these documents that are either (1) described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC or (2) furnished under Item 2.02 or Item 7.01 of a current report on Form 8-K, including any exhibits included with such Items) shall be deemed to be incorporated by reference into this prospectus.

        If you make a request for such information in writing or by telephone, we will provide you, without charge, a copy of any or all of the information incorporated by reference in this prospectus. Any such request should be directed to:

NRG Energy, Inc.
804 Carnegie Center
Princeton, NJ 08540
(609) 524-4500
Attention: General Counsel

        You should rely only on the information contained in, or incorporated by reference in, this prospectus. We have not authorized anyone else to provide you with different or additional information. This prospectus does not offer to sell or solicit any offer to buy any notes in any jurisdiction where the offer or sale is unlawful. You should not assume that the information in this prospectus or in any document incorporated by reference is accurate as of any date other than the date on the front cover of the applicable document.

ii

SUMMARY

        This summary highlights selected information appearing elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before deciding whether to participate in this exchange offer. You should carefully read this summary together with the entire prospectus, including the information set forth in the section entitled "Risk Factors" and the information that is incorporated by reference into this prospectus. See the section entitled "Incorporation by Reference" for a further discussion on incorporation by reference.

        Unless the context otherwise requires or as otherwise indicated, references in this prospectus to "NRG Energy," "NRG," the "Company, "we," "our" and "us" refer to NRG Energy, Inc. and its consolidated subsidiaries and references to "Issuer" refer to NRG Energy, Inc., exclusive of its subsidiaries.

 Our Businesses

        We are a leading integrated power company built on the strength of the nation's largest and most diverse competitive electric generation portfolio and leading retail electricity platform. We aim to create a sustainable energy future by producing, selling and delivering electricity and related products and services in major competitive power markets in the U.S. in a manner that delivers value to all of our stakeholders. We own and operate approximately 47,000 MW of generation; engage in the trading of wholesale energy, capacity and related products; transact in and trade fuel and transportation services; and directly sell energy, services, and innovative, sustainable products and services to retail customers under the names "NRG", "Reliant" and other retail brand names owned by us.

        The following table summarizes our global generation portfolio as of December 31, 2016, by operating segment:

	Global Generation Portfolio(a) (In MW)
	Generation
Generation Type	Gulf Coast	East	West	Other	Renewables(b)	NRG Yield(c)	Corporate(d)	Total Global
Natural gas(e)	8,635	8,444	6,085	144	—	1,878		25,186
Coal(f)	5,114	7,465	—	605	—	—	—	13,184
Oil(g)	—	5,477	—	—	—	190	—	5,667
Nuclear	1,136	—	—	—	—	—	—	1,136
Wind	—	—	—	—	961	2,005	—	2,966
Utility Scale Solar	—	—	—	—	987	610	—	1,597
Distributed Solar	—	—	—	—	105	9	114	228

Total generation capacity(h)	14,885	21,386	6,085	749	2,053	4,692	114	49,964
Capacity attributable to noncontrolling interest(h)	—	—	—	—	(638)	(2,110)	—	(2,748)

Total net generation capacity	14,885	21,386	6,085	749	1,415	2,582	114	47,216

(a)
All Utility Scale Solar and Distributed Solar facilities are described in MW on an alternating current basis. MW figures provided represent nominal summer net MW capacity of power generated as adjusted for our owned or leased interest excluding capacity from inactive/mothballed units.

(b)
Includes Distributed Solar capacity from assets held by DGPV Holdco 1 and DGPV Holdco 2. Excludes 100 MW related to the High Lonesome Mesa facility, which was transferred to lien holders on March 31, 2016.

(c)
Does not include NRG Yield, Inc.'s thermal converted (MWt) capacity, which is part of the NRG Yield operating segment.

(d)
The Distributed Solar figure within "Corporate" includes the aggregate production capacity of installed and activated residential solar energy systems. Also includes capacity from operating portfolios of residential solar assets held by RPV Holdco.

(e)
New Castle Units 3, 4 and 5 and Joliet Units 6, 7 and 8, totaling 1,651 MW, were moved to natural gas from coal following the completion of natural gas addition and conversion projects, respectively, in the second quarter of 2016. Natural gas generation portfolio does not include 878 MW related to Aurora and 450 MW related to Rockford, which were both sold on July 12, 2016. Natural gas generation portfolio includes 597 MW related to Shawville, which completed a natural gas addition project in the second quarter of 2016 and 275 MW related to Choctaw Unit 1, which is in forced outage and expected to return to service in December 2017.

(f)
Coal generation portfolio does not include 94 MW related to Avon Lake 7, which was deactivated in April 2016. New Castle Units 3, 4 and 5 and Joliet Units 6, 7 and 8, totaling 1,651 MW were moved from coal to natural gas following the completion of natural gas addition and conversion projects, respectively, in the second quarter of 2016. Does not include 597 MW related to Shawville, which completed a natural gas addition project in the second quarter of 2016. Coal generation portfolio does not include 525 MW related to the Seward generating facility and 380 MW related to the Huntley generating facility, which were sold and deactivated in the first quarter of 2016, respectively.

(g)
Oil generation portfolio does not include 104 MW related to the Astoria Oil Turbines which were deactivated in the first quarter of 2016.

(h)
NRG Yield's total generation capacity includes 6 MW for noncontrolling interest for Spring Canyon II and III. NRG Yield's total generating capacity net of this noncontrolling interest was 4,686 MW.

        We believe our portfolio diversification and commercial operations hedging strategy provides us with reliable future cash flows. We have hedged a portion of our coal and nuclear capacity with decreasing hedge levels through 2021. Over a third of our generation is in markets with forward capacity markets that extend three years into the future. These capacity revenues not only enhance the reliability of future cash flows but are not correlated to natural gas prices. We also have cooperative load contract obligations in the Gulf Coast region extending through various dates in 2025, which largely hedges a portion of our generation in this region. In addition, as of December 31, 2016, we have purchased fuel forward under fixed-price contracts, with contractually-specified price escalators, for approximately 30% of our expected coal requirement from 2017 to 2021. We enter into additional hedges when we deem market conditions to be favorable.

        We also have the advantage of being able to supply our retail businesses with our own generation, which can reduce the need to sell and buy power from other institutions and intermediaries, resulting in lower transaction costs and credit exposures. This combination of generation and retail allows for a reduction in actual and contingent collateral, through offsetting transactions and by reducing the need to hedge the retail power supply through third parties.

        The generation and retail combination also provides stability in cash flows, as changes in commodity prices generally have offsetting impacts between the two businesses. The offsetting nature of generation and retail, in relation to changes in market prices, is an integral part of our goal of providing a reliable source of future cash flow for us.

        When developing new renewable and conventional power generation facilities, we typically secure long-term Power Purchase Agreements ("PPAs"), which insulate us from commodity market volatility and provide future cash flow stability. These PPAs are typically contracted with high credit quality local utilities and typically have durations from 10 years to as much as 25 years.

Strategy

        Our strategy is to maximize stockholder value through the safe production and sale of reliable and affordable power to our customers in the markets served by us, while positioning us to meet the market's increasing demand for sustainable, low carbon and customized energy solutions for the benefit of the end-use energy consumer. This strategy is intended to enable us to achieve sustainable growth at reasonable margins while de-risking us in terms of reduced and mitigated exposure both to environmental risk and cyclical commodity price risk. At the same time, our relentless commitment to safety for our employees, customers and partners continues unabated.

        To effectuate our strategy, we are focused on: (i) excellence in operating performance of our existing assets including repowering our power generation assets at premium sites and optimal hedging of generation assets and retail load operations; (ii) serving the energy needs of end-use residential, commercial and industrial customers in competitive markets through multiple brands and channels with a variety of retail energy products and services differentiated by innovative features, premium service, sustainability, and loyalty/affinity programs; (iii) investing in alternative power generation technologies in our wholesale business, such as wind and solar, and deploying innovative energy solutions for consumers within our retail businesses; and (iv) engaging in a proactive capital allocation plan focused on achieving the regular return of and on stockholder capital within the dictates of prudent balance sheet management, including pursuing selective acquisitions, joint ventures, divestitures and investments.

Summary of Risk Factors

        We and our peer group, along with the broader energy sector, have recently experienced volatile conditions in the capital markets, including debt and equity markets, due to continued depressed commodity markets. Certain senior unsecured notes of our wholly owned subsidiary, GenOn Energy, Inc. ("GenOn") mature in June 2017 and in 2018. If GenOn is not able to refinance these notes, negotiate the terms of these notes with holders or take other actions to address its insufficient liquidity prior to such notes' maturities, it may have an adverse impact on GenOn's and our financial condition and results of operations.

        Additionally, we are subject to a variety of risks related to our competitive position and business strategies. Some of the more significant challenges and risks include those associated with the operation of our power generation plants, volatility in power prices and fuel costs, our leveraged capital structure and extensive governmental regulation. See "Risk Factors" contained elsewhere in this prospectus, the "Risk Factors Related to NRG Energy, Inc." section of our 2016 Form 10-K for a discussion of the factors you should consider before deciding to participate in this exchange offer.

Corporate Information

        We were incorporated as a Delaware corporation on May 29, 1992. Our common stock is listed on the New York Stock Exchange under the symbol "NRG." Our headquarters and principal executive offices are located at 804 Carnegie Center, Princeton, New Jersey 08540. Our telephone number is (609) 524-4500. Our website is located at www.nrg.com. The information on, or linked to, our website is not a part of this prospectus and is not incorporated in this prospectus by reference.

        You can get more information regarding our business by reading our 2016 Form 10-K and the other reports we file with the SEC. See "Incorporation by Reference."

SUMMARY OF THE EXCHANGE OFFER

        On August 2, 2016, we sold, through a private placement exempt from the registration requirements of the Securities Act, $1,250,000,000 of our 6.625% Senior Notes due 2027, which are eligible to be exchanged for Exchange Notes. We refer to these notes as "Old Notes" in this prospectus.

        Simultaneously with the private placement, we entered into a registration rights agreement with the initial purchasers of the Old Notes (the "Registration Rights Agreement"). Under the Registration Rights Agreement, we are required to use commercially reasonable efforts to register with the SEC Exchange Notes having substantially identical terms as the Old Notes (except for the provisions relating to the transfer restrictions and payment of additional interest) as part of an offer to exchange freely tradable exchange notes for the notes, and use commercially reasonably efforts to consummate the exchange offer within 300 days after the issue date of the Old Notes. If required under certain circumstances, NRG and the guarantors will file a shelf registration statement with the SEC covering resales of the notes.

        We refer to the notes to be registered under this exchange offer registration statement as "Exchange Notes" and collectively with the Old Notes, we refer to them as the "notes" in this prospectus. You may exchange your Old Notes for the applicable Exchange Notes in this exchange offer. You should read the discussion under the headings "—Summary of Terms of Exchange Notes," "Exchange Offer" and "Description of the Notes" for further information regarding the Exchange Notes.

Exchange Notes offered	$1,250,000,000 aggregate principal amount of 6.625% Senior Notes due 2027.
Exchange offer

We are offering to exchange the Old Notes for a like principal amount at maturity of the Exchange Notes. Old Notes may be exchanged only in minimum principal amounts of $2,000 and integral multiples of $1,000 in excess thereof. The exchange offer is being made pursuant to the Registration Rights Agreement which grants the initial purchasers and any subsequent holders of the Old Notes certain exchange and registration rights. This exchange offer is intended to satisfy those exchange and registration rights with respect to the Old Notes. After the exchange offer is complete, you will no longer be entitled to any exchange or registration rights with respect to your Old Notes.

Expiration date; Withdrawal of tender

The exchange offer will expire at 12:00 midnight, New York City time, on                        , 2017, or a later time if we choose to extend this exchange offer in our sole and absolute discretion. You may withdraw your tender of Old Notes at any time prior to 12:00 midnight, New York City time, on the expiration date. All outstanding Old Notes that are validly tendered and not validly withdrawn will be exchanged. We will issue the Exchange Notes promptly after the expiration of the exchange offer. Any Old Notes not accepted by us for exchange for any reason will be returned to you at our expense promptly after the expiration or termination of the exchange offer.

Resales

We believe that you can offer for resale, resell and otherwise transfer the Exchange Notes without complying with the registration and prospectus delivery requirements of the Securities Act so long as:

• you acquire the Exchange Notes in the ordinary course of business;
• you are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes;
• you are not an affiliate of ours; and
• you are not a broker-dealer.

If any of these conditions is not satisfied and you transfer any Exchange Notes without delivering a proper prospectus or without qualifying for a registration exemption, you may incur liability under the Securities Act. We do not assume, or indemnify you against, any such liability.

Broker-Dealer

Each broker-dealer acquiring Exchange Notes issued for its own account in exchange for Old Notes, which it acquired through market-making activities or other trading activities, must acknowledge that it will deliver a proper prospectus when any Exchange Notes issued in the exchange offer are transferred. A broker-dealer may use this prospectus for an offer to resell, a resale or other retransfer of the Exchange Notes issued in the exchange offer. See "Plan of Distribution."

Conditions to the exchange offer

Our obligation to accept for exchange, or to issue the Exchange Notes in exchange for, any Old Notes is subject to certain customary conditions, including our determination that the exchange offer does not violate any law, statute, rule, regulation or interpretation by the Staff of the SEC or any regulatory authority or other foreign, federal, state or local government agency or court of competent jurisdiction, some of which may be waived by us. We currently expect that each of the conditions will be satisfied and that no waivers will be necessary. See "Exchange Offer—Conditions to the exchange offer."

Procedures for tendering Old Notes Held in the Form of Book-Entry interests

The Old Notes were issued as global securities and were deposited upon issuance with Delaware Trust Company, which issued uncertificated depositary interests in those outstanding Old Notes, which represent a 100% interest in those Old Notes, to The Depositary Trust Company ("DTC").

Beneficial interests in the outstanding Old Notes, which are held by direct or indirect participants in DTC, are shown on, and transfers of the Old Notes can only be made through, records maintained in book-entry form by DTC.

You may tender your outstanding Old Notes by instructing your broker or bank where you keep the Old Notes to tender them for you. In some cases you may be asked to submit the letter of transmittal that may accompany this prospectus. By tendering your Old Notes you will be deemed to have acknowledged and agreed to be bound by the terms set forth under "Exchange Offer." Your outstanding Old Notes must be tendered in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

In order for your tender to be considered valid, the exchange agent must receive a confirmation of book-entry transfer of your outstanding Old Notes into the exchange agent's account at DTC, under the procedure described in this prospectus under the heading "Exchange Offer," on or before 12:00 midnight, New York City time, on the expiration date of the exchange offer.

Special procedures for beneficial owners

If you are the beneficial owner of book-entry interests and your name does not appear on a security position listing of DTC as the holder of the book-entry interests or if you are a beneficial owner of Old Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender the book-entry interest or Old Notes in the exchange offer, you should contact the person in whose name your book-entry interests or Old Notes are registered promptly and instruct that person to tender on your behalf.

United States federal income tax considerations	The exchange offer should not result in any income, gain or loss to the holders of Old Notes or to us for United States federal income tax purposes. See "Certain Federal Income Tax Consequences."
Use of proceeds	We will not receive any proceeds from the issuance of the Exchange Notes in the exchange offer.
Exchange agent	Delaware Trust Company is serving as the exchange agent for the exchange offer.
Shelf registration statement	In limited circumstances, holders of Old Notes may require us to register their Old Notes under a shelf registration statement.

CONSEQUENCES OF NOT EXCHANGING OLD NOTES

        If you do not exchange your Old Notes in the exchange offer, your Old Notes will continue to be subject to the restrictions on transfer currently applicable to the Old Notes. In general, you may offer or sell your Old Notes only:

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  if they are registered under the Securities Act and applicable state securities laws;

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  if they are offered or sold under an exemption from registration under the Securities Act and applicable state securities laws; or

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  if they are offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

        We do not currently intend to register the Old Notes under the Securities Act. Under some circumstances, however, holders of the Old Notes, including holders who are not permitted to participate in the exchange offer or who may not freely resell Exchange Notes received in the exchange offer, may require us to file, and to cause to become effective, a shelf registration statement covering resales of notes by these holders. For more information regarding the consequences of not tendering your Old Notes and our obligation to file a shelf registration statement, see "Exchange Offer—Consequences of failure to exchange."

SUMMARY OF TERMS OF EXCHANGE NOTES

        The summary below describes the principal terms of the Exchange Notes, the guarantees and the related indenture. Certain of the terms and conditions described below are subject to important limitations and exceptions. The "Description of the Notes" section of this prospectus contains more detailed descriptions of the terms and conditions of the Exchange Notes and the related indenture.

Issuer	NRG Energy, Inc.
Securities offered	$1,250,000,000 in aggregate principal amount of 6.625% Senior Notes due 2027, which will be registered under the Securities Act. The Exchange Notes will evidence the same debt as the Old Notes.
Maturity date	The Exchange Notes will mature on January 15, 2027.
Interest rate	The Exchange Notes will accrue interest at the rate of 6.625% per annum.
Interest payment dates

Interest on the Exchange Notes will be payable on January 15 and July 15. The Exchange Notes will accrue interest from and including the last interest payment date on which interest has been paid on the Old Notes and, if no interest has been paid, the Exchange Notes will accrue interest from the issue date of the Old Notes.

No interest will be paid on either the Exchange Notes or the Old Notes at the time of exchange. Accordingly, the holders of Old Notes that are accepted for exchange will not receive accrued but unpaid interest on such Old Notes at the time of tender. Rather, that interest will be payable on the Exchange Notes delivered in exchange for the Old Notes on the first interest payment date following the expiration date of the exchange offer.

Ranking	The Exchange Notes will:
• be senior obligations of NRG and will rank equally in right of payment with all existing and future senior indebtedness of NRG;
• be senior in right of payment to any future subordinated indebtedness of NRG;
• be effectively subordinated to any indebtedness of NRG secured by assets of NRG to the extent of the value of the assets securing such indebtedness;

• be structurally subordinated to all indebtedness and other liabilities of NRG's subsidiaries that do not guarantee the notes; and
• be guaranteed as described under "—Guarantees."
Guarantees

The Exchange Notes will be guaranteed on a full and unconditional and joint and several basis by each of our current and future subsidiaries that guarantees indebtedness under our Senior Credit Facility (as defined herein). Each guarantee will:

• be a senior obligation of that guarantor and rank equally in right of payment with all existing and future senior indebtedness of that guarantor;
• be senior in right of payment to all existing and future subordinated indebtedness of that guarantor; and
• be effectively subordinated to any secured indebtedness of that guarantor to the extent of the value of the assets of the guarantor that secures such indebtedness.

Our operations are largely conducted through our subsidiaries and, therefore, we will depend on the cash flow of our subsidiaries to meet our obligations under the Exchange Notes. Not all of our subsidiaries will guarantee the notes.

The Exchange Notes will be structurally subordinated in right of payment to all indebtedness and other liabilities and commitments of our non-guarantor subsidiaries. For the year ended December 31, 2016, the guarantors accounted for approximately 61% of our revenues from wholly owned operations. The guarantors held approximately 31% of our subsidiaries' consolidated assets as of December 31, 2016. As of December 31, 2016, our non-guarantor subsidiaries had approximately $11,129 million in aggregate principal amount of non-current liabilities and outstanding trade payables of approximately $362 million. See "Risk Factors—Risks related to the notes—We may not have access to the cash flow and other assets of our subsidiaries that may be needed to make payment on the notes."

Optional redemption

We may redeem some or all of the Exchange Notes at any time prior to July 15, 2021 at a price equal to 100% of the principal amount of the notes redeemed plus a "make-whole" premium and accrued and unpaid interest.

Prior to July 15, 2019, we may redeem up to 35% of the notes with an amount equal to the net cash proceeds of certain equity offerings at the redemption price listed in the "Description of the Notes—Optional redemption" section of this prospectus, plus accrued and unpaid interest; provided at least 65% of the aggregate principal amount of the notes remain outstanding after the redemption.

On or after July 15, 2021, we may redeem some or all of the notes at the redemption prices listed in the "Description of the Notes—Optional redemption" section of this prospectus, plus accrued and unpaid interest.

Change of control offer

If a change of control triggering event occurs, subject to certain conditions, we must offer to repurchase the notes at a price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest to the date of repurchase. See "Description of the Notes—Repurchase at the option of holders—Change of control triggering event."

Covenants	We have agreed to certain restrictions on incurring secured debt. See "Description of the Notes—Certain covenants."
Events of default	For a discussion of events that will permit acceleration of the payment of the principal of and accrued interest on the Exchange Notes, see "Description of the Notes—Events of default and remedies."
No prior market

The Exchange Notes will be new securities for which there is currently no market. We cannot assure you as to the liquidity of markets that may develop for the Exchange Notes, your ability to sell the Exchange Notes or the price at which you would be able to sell the Exchange Notes. See "Risk Factors—Risks related to the notes—Your ability to transfer the notes may be limited by the absence of an active trading market, and there is no assurance that any active market will develop for the notes."

Listing	We do not intend to list the Exchange Notes on any securities exchange.
Use of proceeds	We will not receive any proceeds from the issuance of the Exchange Notes.
Form and denomination

The Exchange Notes will be delivered in fully-registered form. The Exchange Notes will be represented by one or more global notes, deposited with the trustee as a custodian for DTC and registered in the name of Cede & Co., DTC's nominee. Beneficial interests in the global notes will be shown on, and any transfers will be effective only through, records maintained by DTC and its participants. The Exchange Notes will be issued in denominations of $2,000 and integral multiples of $1,000.

Governing law	The Exchange Notes and the indenture governing the Exchange Notes will be governed by, and construed in accordance with, the laws of the State of New York.
Trustee	Delaware Trust Company (successor in interest to Law Debenture Trust Company of New York), as trustee.

RISK FACTORS

        You should carefully consider the risk factors set forth below and the risk factors incorporated into this prospectus by reference to our 2016 Form 10-K as well as the other information contained in and incorporated by reference into this prospectus before deciding to participate in this exchange offer. The selected risks described below and the risks that are incorporated into this prospectus by reference to our 2016 Form 10-K are not our only risks. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial also may materially and adversely affect our business, financial condition or results of operations. Any of the following risks or any of the risks described in our 2016 Form 10-K could materially and adversely affect our business, financial condition, operating results or cash flow. In such a case, the trading price of the notes could decline, or we may not be able to make payments of interest and principal on the notes, and you may lose all or part of your original investment.

Risks related to the notes

Credit rating downgrades could adversely affect the trading price of the notes.

        The trading price for the notes may be affected by our credit rating. Credit ratings are continually revised. Any downgrade in our credit rating could adversely affect the trading prices of the notes or the trading markets for the notes to the extent the trading markets for the notes develop.

Despite current indebtedness levels, we may still be able to incur substantially more debt. This could increase the risks associated with our already substantial leverage.

        We may be able to incur substantial additional indebtedness in the future. The terms of the indenture governing the notes and other indentures relating to outstanding indebtedness restrict our ability to do so, but we retain the ability to incur material amounts of additional indebtedness. If new indebtedness is added to our current indebtedness levels, the related risks that we now face could increase. See "Description of Certain Other Indebtedness."

To service our indebtedness, we will require a significant amount of cash. Our ability to generate cash depends on many factors beyond our control.

        Our ability to make payments on and to refinance our indebtedness, including these notes, and to fund planned capital expenditures depends on our ability to generate cash in the future. This, to a significant extent, is subject to general economic, financial, competitive, legislative, tax, regulatory, environmental and other factors that are beyond our control.

        Based on our current level of operations and anticipated cost savings and operating improvements, we believe our liquidity position and cash flows from operations will be adequate to finance operating and maintenance capital expenditures, to fund dividends to our common stockholders, and to fund other liquidity commitments (other than commitments of GenOn and its subsidiaries). See "—GenOn may not be able to satisfy its cash commitments as they become due, which may adversely impact GenOn's and our financial condition and results of operations."

        We cannot assure you, however, that our business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized on schedule or at all or that future borrowings will be available to us under our Senior Credit Facility in an amount sufficient to enable us to pay our indebtedness, including the notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the notes on or before maturity. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all.

In the event of a bankruptcy or insolvency, holders of our secured indebtedness and other secured obligations will have a prior secured claim to any collateral securing such indebtedness or other obligations.

        Holders of our secured indebtedness and other secured obligations will have a prior secured claim to any collateral securing such indebtedness or other obligations. Holders of our secured indebtedness and the secured indebtedness of the guarantors will have claims that are prior to your claims as holders of the notes to the extent of the value of the assets securing that other indebtedness. Our Senior Credit Facility is secured by first priority liens on certain of our assets and the assets of our subsidiary guarantors. We have granted first and second priority liens to secure our obligations under certain long-term power and gas hedges as well as interest rate hedges. In the event of any distribution or payment of our assets in any foreclosure, dissolution, winding-up, liquidation, reorganization, or other bankruptcy proceeding, holders of secured indebtedness will have prior claim to those of our assets that constitute their collateral. Holders of the notes will participate ratably with all holders of our unsecured indebtedness that is deemed to be of the same class as the notes, and potentially with all our other general creditors, based upon the respective amounts owed to each holder or creditor, in our remaining assets. In any of the foregoing events, we cannot assure you that there will be sufficient assets to pay amounts due on the notes. As a result, holders of notes may receive less, ratably, than holders of secured indebtedness.

Your right to receive payments on these notes could be adversely affected if any of our non-guarantor subsidiaries declare bankruptcy, liquidate or reorganize.

        Some, but not all, of our subsidiaries will guarantee the notes. In the event of a bankruptcy, liquidation or reorganization of any of our non-guarantor subsidiaries, holders of their indebtedness and their trade creditors will generally be entitled to payment of their claims from the assets of those subsidiaries before any assets are made available for distribution to us. As of December 31, 2016, our non-guarantor subsidiaries had approximately $11,129 million in aggregate principal amount of non-current liabilities and outstanding trade payables of approximately $362 million. In addition, the indenture governing the notes permits us, subject to certain covenant limitations, to provide credit support for the obligations of the non-guarantor subsidiaries and such credit support may be effectively senior to our obligations under the notes. Further, the indenture governing the notes allows us to transfer assets, including certain specified facilities, to the non-guarantor subsidiaries.

There is substantial doubt about GenOn's ability to continue as a going concern. GenOn's inability to continue as a going concern could have a material impact on the Company.

        As of December 31, 2016, $691 million of GenOn's senior notes outstanding, excluding $8 million of associated premiums, are current within the GenOn consolidated balance sheet and are due on June 15, 2017. GenOn's future profitability continues to be adversely affected by (i) a sustained decline in natural gas prices and its resulting effect on wholesale power prices and capacity prices, and (ii) the inability of GenOn Mid-Atlantic, LLC ("GenOn Mid-Atlantic") and NRG REMA LLC ("REMA") to make distributions of cash and certain other restricted payments to GenOn. Based on current projections, GenOn is not expected to have sufficient liquidity exclusive of cash subject to the restrictions under the GenOn Mid-Atlantic and REMA operating leases to repay the GenOn senior notes due in June 2017. As a result, there is substantial doubt about GenOn's ability to continue as a going concern. As a result of the substantial doubt about GenOn's ability to continue as a going concern, along with additional factors, there is substantial doubt about certain of GenOn's subsidiaries' ability to continue as a going concern.

        As of December 31, 2016, GenOn has consolidated cash and cash equivalents of $1.0 billion, of which $471 million and $100 million is held by GenOn Mid-Atlantic and REMA, respectively. Under their respective operating leases, GenOn Mid-Atlantic and REMA are not permitted to make any distributions and other restricted payments unless: (a) they satisfy the fixed charge coverage ratio for the most recently ended period for four fiscal quarters; (b) they are projected to satisfy the fixed charge coverage ratio for each of the two following periods of four fiscal quarters, commencing with the fiscal quarter in which such payment is proposed to be made; and (c) no significant lease default or event of default has occurred and is continuing. Additionally, GenOn Mid-Atlantic and REMA must be in compliance with the requirement to provide credit support to the owner lessors securing their obligations to pay scheduled rent under their respective leases. As a result, GenOn Mid-Atlantic has not been able to make distributions of cash and certain other restricted payments since the quarter ended March 31, 2014, which was the last quarterly period for which GenOn Mid-Atlantic satisfied the conditions under its operating agreement. REMA has not satisfied the conditions under its operating agreement to make distributions of cash and certain other restricted payments since GenOn was acquired by NRG in December 2012.

        NRG Energy, Inc., GenOn's parent company, has no obligation to provide any financial support to GenOn other than under the secured intercompany revolving credit agreement between NRG Energy, Inc., GenOn and NRG Americas, Inc. As of December 31, 2016, $228 million was available to be used by GenOn under the $500 million revolving credit agreement. As controlled group members, the Employee Retirement Income Security Act of 1974 requires that NRG and GenOn are jointly and severally liable for the NRG Pension Plan for Bargained Employees and the NRG Pension Plan, including the pension liabilities associated with GenOn employees.

        GenOn is currently considering all options available to it, including negotiations with creditors, refinancing the GenOn Senior Notes, potential sales of certain generating assets as well as the possibility for a need to file for protection under Chapter 11 of the U.S. Bankruptcy Code. During 2016, GenOn appointed two independent directors, retained advisors and established a separate audit committee as part of this process.

        We cannot assure you that GenOn's inability to continue as a going concern will not have a material impact on NRG Energy, Inc.'s statement of operations, cash flows and financial position including, among other things, if GenOn were to file for bankruptcy protection.

        As of December 31, 2016, GenOn represents 15.6% of our consolidated total assets, 16.9% of our consolidated total liabilities and contributed $94 million to our consolidated cash from operations in 2016.

We may not have access to the cash flow and other assets of our subsidiaries that may be needed to make payment on the notes.

        Much of our business is conducted through our subsidiaries. Although certain of our subsidiaries will guarantee the notes, some of our subsidiaries will not become guarantors and thus will not be obligated to make funds available to us for payment on the notes. Our ability to make payments on the notes will be dependent on the earnings and the distribution of funds from subsidiaries, some of which are non-guarantors. Our subsidiaries are permitted under the terms of the indenture to incur additional indebtedness that may restrict or prohibit the making of distributions, the payment of dividends or the making of loans by such subsidiaries to us. In addition, certain debt instruments of certain of the subsidiaries, which are non-guarantor subsidiaries restrict their ability to pay dividends, which limit their ability to make funds available to us. We cannot assure you that the agreements governing the current and future indebtedness of our subsidiaries will permit our subsidiaries to provide us with sufficient dividends, distributions or loans to fund payments on the notes when due. Furthermore, certain of our subsidiaries and affiliates are already subject to project financing. Such entities will not guarantee our obligations on the notes. The debt agreements of these subsidiaries and project affiliates generally restrict their ability to pay dividends, make distributions or otherwise transfer funds to us.

We may not have the ability to raise the funds necessary to finance the change of control offer required by the indenture governing the notes.

        Upon the occurrence of certain specific kinds of change of control events, we will be required to offer to repurchase all outstanding notes at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase. However, it is possible that we will not have sufficient funds at the time of a change of control to make the required repurchase of notes and/or that restrictions in our Senior Credit Facility or other senior indebtedness will not allow such repurchases. In addition, certain important corporate events, such as leveraged recapitalizations that would increase the level of our indebtedness, would not constitute a "Change of Control" under the indenture. See "Description of the Notes—Repurchase at the option of holders—Change of control triggering event."

Federal and state statutes allow courts, under specific circumstances, to void guarantees and require note holders to return payments received from guarantors.

        Under the federal bankruptcy law and comparable provisions of state fraudulent transfer laws, a guarantee can be voided, or claims in respect of a guarantee can be subordinated to all other debts of that guarantor if, among other things, the guarantor, at the time it incurred the indebtedness evidenced by its guarantee:

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  received less than reasonably equivalent value or fair consideration for the incurrence of such guarantee; and

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  was insolvent or rendered insolvent by reason of such incurrence; or

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  was engaged in a business or transaction for which the guarantor's remaining assets constituted unreasonably small capital; or

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  intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature.

        In addition, any payment by that guarantor pursuant to its guarantee can be voided and required to be returned to the guarantor, or to a fund for the benefit of the creditors of the guarantor.

        The measures of insolvency for purposes of these fraudulent transfer laws will vary depending upon the law applied in any proceeding to determine whether a fraudulent transfer has occurred. Generally, however, a guarantor will be considered insolvent if:

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  the sum of its debts, including contingent liabilities, are greater than the fair saleable value of all of its assets; or

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  if the present fair saleable value of its assets are less than the amount that would be required to pay its probable liability on its existing debts, including contingent liabilities, as they become absolute and mature; or

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  it cannot pay its debts as they become due.

        On the basis of historical financial information, recent operating history and other factors, we believe that each guarantor, after giving effect to its guarantee of the notes, will not be insolvent, will not have unreasonably small capital for the business in which it is engaged and will not have incurred debts beyond its ability to pay such debts as they mature. We cannot assure you, however, as to what standard a court would apply in making these determinations or that a court would agree with our conclusions in this regard.

Your ability to transfer the notes may be limited by the absence of an active trading market, and there is no assurance that any active trading market will develop for the notes.

        The Exchange Notes will be registered under the Securities Act, but will constitute a new issue of securities for which there is no established trading market. We do not intend to have the notes listed on a national securities exchange or included in any automated quotation system.

        The liquidity of any market for the notes will depend upon the number of holders of the notes, our performance, the market for similar securities, the interest in securities dealers making a market in the notes and other factors. Therefore, we cannot assure you that an active market for the notes or exchange notes will develop or, if developed, that it will continue. If an active market does not develop or is not maintained, the price and liquidity of the notes will be adversely affected.

        Historically, the market for non investment-grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the notes. We cannot assure you that the market, if any, for the notes will be free from similar disruptions or that any such disruptions may not adversely affect the prices at which you may sell your notes.

        We offered the Old Notes in reliance upon an exemption from registration under the Securities Act and applicable state securities laws. Therefore, the Old Notes may be transferred or resold only in a transaction registered under or exempt from the Securities Act and applicable state securities laws. We are conducting the exchange offer pursuant to an effective registration statement, whereby we are offering to exchange the Old Notes for nearly identical notes that you will be able to trade without registration under the Securities Act provided you are not one of our affiliates. We cannot assure you that this exchange offer will be conducted in a timely fashion. Moreover, we cannot assure you that an active or liquid trading market for the Exchange Notes will develop. See "Exchange Offer."

Risks related to the exchange offer

Holders of Old Notes who fail to exchange their Old Notes in the exchange offer will continue to be subject to restrictions on transfer.

        If you do not exchange your Old Notes for Exchange Notes in the exchange offer, you will continue to be subject to the restrictions on transfer applicable to the Old Notes. The restrictions on transfer of your Old Notes arise because we issued the Old Notes under exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may only offer or sell the Old Notes if they are registered under the Securities Act and applicable state securities laws, or offered and sold under an exemption from these requirements. We do not plan to register the Old Notes under the Securities Act. For further information regarding the consequences of tendering your Old Notes in the exchange offer, see the discussion under the caption "Exchange Offer—Consequences of failure to exchange."

You must comply with the exchange offer procedures to receive Exchange Notes.

        Delivery of Exchange Notes in exchange for Old Notes tendered and accepted for exchange pursuant to the exchange offer will be made only after timely receipt by the exchange agent of the following:

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  certificates for outstanding notes or a book-entry confirmation of a book-entry transfer of outstanding notes into the exchange agent's account at DTC, as depository, including an agent's message, as defined in this prospectus, if the tendering holder does not deliver a letter of transmittal;

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  a complete and signed letter of transmittal, or facsimile copy, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message in place of the letter of transmittal; and

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  any other documents required by the letter of transmittal.

        Therefore, holders of Old Notes who would like to tender Old Notes in exchange for Exchange Notes should allow enough time for the necessary documents to be timely received by the exchange agent. We are not required to notify you of defects or irregularities in tenders of Old Notes for exchange. Exchange Notes that are not tendered or that are tendered but we do not accept for exchange will, following consummation of the exchange offer, continue to be subject to the existing transfer restrictions under the Securities Act and, upon consummation of the exchange offer, certain registration and other rights under the Registration Rights Agreement will terminate. See "Exchange Offer—Procedures for tendering Old Notes through brokers and banks" and "Exchange Offer—Consequences of failure to exchange."

Some holders who exchange their Old Notes may be deemed to be underwriters, and these holders will be required to comply with the registration and prospectus delivery requirements in connection with any resale transaction.

        If you exchange your Old Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes, you may be deemed to have received restricted securities and, if so will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

An active trading market may not develop for the Exchange Notes.

        The Exchange Notes have no established trading market and will not be listed on any securities exchange. The initial purchasers are not obligated to make a market in the Exchange Notes. The liquidity of any market for the exchange notes will depend upon various factors, including:

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  the number of holders of the exchange notes;

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  the interest of securities dealers in making a market for the Exchange Notes;

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  the overall market for high yield securities;

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  our financial performance or prospects; and

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  the prospects for companies in our industry generally.

Accordingly, we cannot assure you that a market or liquidity will develop for the Exchange Notes.

FORWARD-LOOKING STATEMENTS

        This prospectus, including the information incorporated into this prospectus by reference, contains "forward-looking statements," which involve risks and uncertainties. All statements, other than statements of historical facts, that are included in or incorporated by reference into this prospectus, or made in presentations, in response to questions or otherwise, that address activities, events or developments that we expect or anticipate to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our business and operations (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "projection," "target," "goal," "objective" and "outlook"), are forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under "Risk Factors" contained elsewhere in this prospectus and in the section captioned "Risk Factors Related to NRG Energy, Inc." of our 2016 Form 10-K, which is incorporated in this prospectus by reference and the following important factors, among others, that could cause our actual results to differ materially from those projected in such forward-looking statements:

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  GenOn's and certain of its subsidiaries' ability to continue as a going concern;

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  General economic conditions, changes in the wholesale power markets and fluctuations in the cost of fuel;

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  Volatile power supply costs and demand for power;

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  Hazards customary to the power production industry and power generation operations such as fuel and electricity price volatility, unusual weather conditions, catastrophic weather-related or other damage to facilities, unscheduled generation outages, maintenance or repairs, unanticipated changes to fuel supply costs or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or electric transmission or gas pipeline system constraints and the possibility that we may not have adequate insurance to cover losses as a result of such hazards;

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  The effectiveness of our risk management policies and procedures, and the ability of our counterparties to satisfy their financial commitments;

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  Counterparties' collateral demands and other factors affecting our liquidity position and financial condition;

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  Our ability to operate our businesses efficiently, manage capital expenditures and costs tightly, and generate earnings and cash flows from our asset-based businesses in relation to our debt and other obligations;

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  Our ability to enter into contracts to sell power and procure fuel on acceptable terms and prices;

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  The liquidity and competitiveness of wholesale markets for energy commodities;

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  Government regulation, including compliance with regulatory requirements and changes in market rules, rates, tariffs and environmental laws and increased regulation of carbon dioxide and other greenhouse gas emissions;

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  Changes in law, including judicial decisions;

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  Price mitigation strategies and other market structures employed by independent system operators or regional transmission organizations that result in a failure to adequately and fairly compensate our generation units for all of their costs;

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  Our ability to mitigate forced outage risk for units subject to performance capacity requirements in PJM, performance incentives in ISO-NE, and scarcity pricing in ERCOT;

  •
  Our ability to borrow funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward;

  •
  Our ability to receive loan guarantees or cash grants to support development projects;

  •
  Operating and financial restrictions placed on us and our subsidiaries that are contained in the indentures governing our outstanding notes, in our Senior Credit Facility, and in debt and other agreements of certain of our subsidiaries and project affiliates generally;

  •
  Cyber terrorism and inadequate cybersecurity, or the occurrence of a catastrophic loss and the possibility that we may not have adequate insurance to cover losses resulting from such hazards or the inability of our insurers to provide coverage;

  •
  Our ability to develop and build new power generation facilities, including new renewable projects;

  •
  Our ability to develop and innovate new products as retail and wholesale markets continue to change and evolve;

  •
  Our ability to implement our strategy of finding ways to meet the challenges of climate change, clean air and protecting natural resources while taking advantage of business opportunities;

  •
  Our ability to increase cash from operations through operational and commercial initiatives, corporate efficiencies, asset strategy, and a range of other programs throughout our company to reduce costs or generate revenues;

  •
  Our ability to sell assets to NRG Yield, Inc. and close drop-down transactions;

  •
  Our ability to achieve our strategy of regularly returning capital to stockholders;

  •
  Our ability to obtain and maintain retail market share;

  •
  Our ability to successfully evaluate investments and achieve intended financial results in new business and growth initiatives;

  •
  Our ability to engage in successful mergers and acquisitions activity;

  •
  Our ability to successfully integrate, realize cost savings and manage any acquired businesses; and

  •
  Our ability to develop and maintain successful partnering relationships.

        Forward-looking statements speak only as of the date on which they were made, and except as may be required by applicable law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. You should not unduly rely on such forward-looking statements.

 EXCHANGE OFFER

Purpose of the exchange offer

        The exchange offer is designed to provide holders of Old Notes with an opportunity to acquire Exchange Notes which, unlike the Old Notes, will be freely transferable at all times, subject to any restrictions on transfer imposed by state "blue sky" laws and provided that the holder is not our affiliate within the meaning of the Securities Act and represents that the Exchange Notes are being acquired in the ordinary course of the holder's business and the holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes.

        The Old Notes were originally issued and sold on August 2, 2016, to the initial purchasers, pursuant to the purchase agreement dated July 19, 2016. The Old Notes were issued and sold in a transaction not registered under the Securities Act in reliance upon the exemption provided by Section 4(2) of the Securities Act. The concurrent resale of the Old Notes by the initial purchasers to investors was done in reliance upon the exemptions provided by Rule 144A and Regulation S promulgated under the Securities Act. The Old Notes may not be reoffered, resold or transferred other than (i) to us or our subsidiaries, (ii) to a qualified institutional buyer in compliance with Rule 144A promulgated under the Securities Act, (iii) outside the United States to a non-U.S. person in a transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act, (iv) pursuant to the exemption from registration provided by Rule 144 promulgated under the Securities Act (if available), (v) in accordance with another exemption from the registration requirements of the Securities Act or (vi) pursuant to an effective registration statement under the Securities Act.

        In connection with the original issuance and sale of the Old Notes, we entered into the Registration Rights Agreement, pursuant to which we agreed to file with the SEC a registration statement covering the exchange by us of the Exchange Notes for the Old Notes, pursuant to the exchange offer. The Registration Rights Agreement provides that we will file with the SEC an exchange offer registration statement on an appropriate form under the Securities Act and offer to holders of Old Notes who are able to make certain representations the opportunity to exchange their Old Notes for Exchange Notes. Under some circumstances, holders of the Old Notes, including holders who are not permitted to participate in the exchange offer, may require us to file, and to cause to become effective, a shelf registration statement covering resales of Old Notes to these holders.

        Under existing interpretations by the Staff of the SEC as set forth in no-action letters issued to third parties in other transactions, the Exchange Notes would, in general, be freely transferable after the exchange offer without further registration under the Securities Act; provided, however, that in the case of broker-dealers participating in the exchange offer, a prospectus meeting the requirements of the Securities Act must be delivered by such broker-dealers in connection with resales of the Exchange Notes. We have agreed to furnish a prospectus meeting the requirements of the Securities Act to any such broker-dealer for use in connection with any resale of any Exchange Notes acquired in the exchange offer. A broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Rights Agreement (including certain indemnification rights and obligations).

        We do not intend to seek our own interpretation regarding the exchange offer, and we cannot assure you that the Staff of the SEC would make a similar determination with respect to the Exchange Notes as it has in other interpretations to third parties.

Terms of the exchange offer; period for tendering outstanding Old Notes

        Upon the terms and subject to the conditions set forth in this prospectus, we will accept any and all Old Notes that were acquired pursuant to Rule 144A or Regulation S validly tendered and not withdrawn prior to 12:00 midnight, New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of Exchange Notes in exchange for each $1,000 principal amount of Old Notes accepted in the exchange offer. We will issue the Exchange Notes promptly after expiration of the exchange offer.

        Holders may tender some or all of their Old Notes pursuant to the exchange offer. However, Old Notes may be tendered only in minimum principal amounts of $2,000 and integral multiples of $1,000 in excess thereof.

        The form and terms of the Exchange Notes are the same as the form and terms of the outstanding Old Notes except that:

  •
  the Exchange Notes will be registered under the Securities Act and will not have legends restricting their transfer; and

  •
  the Exchange Notes will not contain the registration rights and liquidated damages provisions contained in the outstanding Old Notes.

        The Exchange Notes will evidence the same debt as the Old Notes and will be entitled to the benefits of the indenture governing the Old Notes.

        We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act, and the rules and regulations of the SEC.

        We will be deemed to have accepted validly tendered Old Notes when, as and if we have given oral (promptly confirmed in writing) or written notice of our acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders for the purpose of receiving the Exchange Notes from us.

        If any tendered Old Notes are not accepted for exchange because of an invalid tender or the occurrence of certain specified events set forth in this prospectus, the certificates for any unaccepted Old Notes will be promptly returned, without expense, to the tendering holder.

        Holders who tender Old Notes in the exchange offer will not be required to pay brokerage commissions or fees or transfer taxes with respect to the exchange of Old Notes pursuant to the exchange offer. We will pay all charges and expenses, other than transfer taxes in certain circumstances, in connection with the exchange offer. See "—Fees and expenses" and "—Transfer taxes" below.

        The exchange offer will remain open for at least 20 full business days. The term "expiration date" will mean 12:00 midnight, New York City time, on                  , 2017, unless we extend the exchange offer, in which case the term "expiration date" will mean the latest date and time to which the exchange offer is extended.

        To extend the exchange offer, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date, we will:

  •
  notify the exchange agent of any extension by oral notice (promptly confirmed in writing) or written notice, and

  •
  mail to the registered holders an announcement of any extension, and issue a notice by press release or other public announcement before such expiration date.

        We reserve the right:

  •
  if any of the conditions below under the heading "Conditions to the Exchange Offer" shall have not been satisfied, to delay accepting any Old Notes in connection with the extension of the exchange offer, to extend the exchange offer, or to terminate the exchange offer, or

  •
  to amend the terms of the exchange offer in any manner, provided however, that if we amend the exchange offer to make a material change, including the waiver of a material condition, we will extend the exchange offer, if necessary, to keep the exchange offer open for at least five business days after such amendment or waiver; provided further, that if we amend the exchange offer to change the percentage of Notes being exchanged or the consideration being offered, we will extend the exchange offer, if necessary, to keep the exchange offer open for at least ten business days after such amendment or waiver.

        Any delay in acceptance, extension, termination or amendment will be followed promptly by oral or written notice by us to the registered holders.

Required representations

        To participate in the exchange offer, we require that you represent to us, among other things, that:

  •
  you or any other person acquiring Exchange Notes in exchange for your Old Notes in the exchange offer is acquiring them in the ordinary course of business;

  •
  neither you nor any other person acquiring Exchange Notes for your Old Notes in the exchange offer is engaging in or intends to engage in (or entered into any arrangement or understanding with any person to participate in) a distribution of the Exchange Notes within the meaning of the federal securities laws;

  •
  neither you nor any other person acquiring Exchange Notes for your Old Notes in the exchange offer is our "affiliate" as defined under Rule 405 of the Securities Act;

  •
  if you or another person acquiring Exchange Notes in exchange for Old Notes in the exchange offer is a broker dealer:

  •
  the Old Notes to be exchanged for Exchange Notes were acquired as a result of market-making activities or other trading activities;

  •
  neither you nor any other person acquiring Exchange Notes for your Old Notes in the exchange offer has entered into any arrangement or understanding with the Issuer or an affiliate of the Issuer to distribute the Exchange Notes; and

  •
  you or such other person acquiring Exchange Notes for your Old Notes in the exchange offer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (by so representing and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act); and

  •
  you are not acting on behalf of any person or entity that could not truthfully make those representations.

        BY TENDERING YOUR OLD NOTES YOU ARE DEEMED TO HAVE MADE THESE REPRESENTATIONS.

        Broker-dealers who cannot make the representations above cannot use this exchange offer prospectus in connection with resales of the Exchange Notes issued in the exchange offer.

Resale of Exchange Notes

        Based on interpretations of the SEC Staff set forth in no-action letters issued to unrelated third parties, we believe that Exchange Notes issued in the exchange offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by any Exchange Note holder without compliance with the registration and prospectus delivery provisions of the Securities Act, if:

  •
  such holder is not an "affiliate" of ours within the meaning of Rule 405 under the Securities Act;

  •
  such Exchange Notes are acquired in the ordinary course of the holder's business; and

  •
  the holder does not intend to participate in the distribution of such Exchange Notes.

        Any holder who tenders in the exchange offer with the intention of participating in any manner in a distribution of the Exchange Notes, who is an affiliate of ours or who is a broker or dealer who acquired Old Notes directly from us:

  •
  cannot rely on the position of the Staff of the SEC set forth in "Exxon Capital Holdings Corporation" or similar interpretive letters; and

  •
  must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

        If, as stated above, a holder cannot rely on the position of the Staff of the SEC set forth in "Exxon Capital Holdings Corporation" or similar interpretive letters, any effective registration statement used in connection with a secondary resale transaction must contain the selling security holder information required by Item 507 of Regulation S-K under the Securities Act.

        With regard to broker-dealers, only broker-dealers that acquired the Old Notes as a result of market-making activities or other trading activities may participate in the exchange offer. Each broker-dealer that receives Exchange Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of the Exchange Notes.

        This prospectus may be used for an offer to resell, for the resale or for other retransfer of Exchange Notes only as specifically set forth in this prospectus.

        Please read the section captioned "Plan of Distribution" for more details regarding these procedures for the transfer of Exchange Notes.

Procedures for tendering Old Notes through brokers and banks

        Since the Old Notes are represented by global book-entry notes, DTC, as depositary, or its nominee is treated as the registered holder of the Old Notes and will be the only entity that can tender your Old Notes for Exchange Notes. Therefore, to tender Old Notes subject to this exchange offer and to obtain Exchange Notes, you must instruct the institution where you keep your Old Notes to tender your Old Notes on your behalf so that they are received on or prior to the expiration of this exchange offer.

        YOU SHOULD CONSULT YOUR ACCOUNT REPRESENTATIVE AT THE BROKER OR BANK WHERE YOU KEEP YOUR OLD NOTES TO DETERMINE THE PREFERRED PROCEDURE.

        IF YOU WISH TO ACCEPT THIS EXCHANGE OFFER, PLEASE INSTRUCT YOUR BROKER OR ACCOUNT REPRESENTATIVE IN TIME FOR YOUR OLD NOTES TO BE TENDERED BEFORE THE 12:00 MIDNIGHT (NEW YORK CITY TIME) DEADLINE ON                  , 2017.

        When you tender your outstanding Old Notes and we accept them, the tender will be a binding agreement between you and us as described in this prospectus.

        The method of delivery of outstanding Old Notes and all other required documents to the exchange agent is at your election and risk.

        We will decide all questions about the validity, form, eligibility, acceptance and withdrawal of tendered Old Notes. We reserve the absolute right to:

  •
  reject any and all tenders of any particular Old Note not properly tendered;

  •
  refuse to accept any Old Note if, in our reasonable judgment or the judgment of our counsel, the acceptance would be unlawful; and

  •
  waive any defects or irregularities or conditions of the exchange offer as to any particular Old Notes before the expiration of the offer.

        Our interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. You must cure any defects or irregularities in connection with tenders of Old Notes as we will reasonably determine. Neither us, the exchange agent nor any other person will incur any liability for failure to notify you of any defect or irregularity with respect to your tender of Old Notes. If we waive any terms or conditions with respect to a noteholder, we will extend the same waiver to all noteholders with respect to that term or condition being waived.

Procedures for brokers and custodian banks; DTC ATOP accounts

        In order to accept this exchange offer on behalf of a holder of Old Notes you must submit or cause your DTC participant to submit an Agent's Message as described below.

        The exchange agent, on our behalf, will seek to establish separate Automated Tender Offer Program ("ATOP") accounts with respect to each series of outstanding Old Notes at DTC promptly after the delivery of this prospectus. Any financial institution that is a DTC participant, including your broker or bank, may make book-entry tender of outstanding Old Notes by causing the book- entry transfer of such Old Notes into the relevant ATOP account in accordance with DTC's procedures for such transfers. Although delivery of the Old Notes may be effected through book-entry transfer into the exchange agent's account at DTC, unless an Agent's Message is received by the exchange agent in compliance with ATOP procedures, an appropriate letter of transmittal properly completed and duly executed with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the exchange agent at its address set forth in this prospectus prior to 12:00 midnight, New York City time on to the expiration date. The confirmation of a book entry transfer into the ATOP account as described above is referred to herein as a "Book-Entry Confirmation."

        The term "Agent's Message" means a message transmitted by the DTC participants to DTC, and thereafter transmitted by DTC to the exchange agent, forming a part of the Book-Entry Confirmation which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent's Message stating that such participant has received the letter of transmittal and this prospectus and agrees to be bound by the terms of the letter of transmittal and the exchange offer set forth in this prospectus and that we may enforce such agreement against the participant.

        Each Agent's Message must include the following information:

  •
  Name of the beneficial owner tendering such Old Notes;

  •
  Account number of the beneficial owner tendering such Old Notes;

  •
  Principal amount of Old Notes tendered by such beneficial owner; and

  •
  A confirmation that the beneficial holder of the Old Notes tendered has made the representations for our benefit set forth under "—Deemed representations."

        BY SENDING AN AGENT'S MESSAGE THE DTC PARTICIPANT IS DEEMED TO HAVE CERTIFIED THAT THE BENEFICIAL HOLDER FOR WHOM NOTES ARE BEING TENDERED HAS BEEN PROVIDED WITH A COPY OF THIS PROSPECTUS.

        The delivery of Old Notes through DTC, delivery of a letter of transmittal, and any transmission of an Agent's Message through ATOP, is at the election and risk of the person tendering Old Notes. We will ask the exchange agent to instruct DTC to promptly return those Old Notes, if any, that were tendered through ATOP but were not accepted by us, to the DTC participant that tendered such Old Notes on behalf of holders of the Old Notes.

        THE AGENT'S MESSAGE MUST BE TRANSMITTED TO THE EXCHANGE AGENT ON OR BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Acceptance of outstanding Old Notes for exchange; Delivery of Exchange Notes

        We will accept validly tendered Old Notes when the conditions to the exchange offer have been satisfied or we have waived them. We will have accepted your validly tendered Old Notes when we have given oral (promptly confirmed in writing) or written notice to the exchange agent. The exchange agent will act as agent for the tendering holders for the purpose of receiving the Exchange Notes from us. We will issue the Exchange Notes promptly after termination of the exchange offer. If we do not accept any tendered Old Notes for exchange by book-entry transfer because of an invalid tender or other valid reason, we will credit the Old Notes to an account maintained with DTC promptly after the exchange offer terminates or expires.

Guaranteed delivery procedures

        If you desire to tender Old Notes pursuant to the exchange offer and (1) time will not permit your letter of transmittal and all other required documents to reach the exchange agent on or prior to the expiration date, or (2) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, you may nevertheless tender such Old Notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if all the following conditions are satisfied:

  •
  you must effect your tender through an "eligible guarantor institution";

  •
  a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by us herewith, or an agent's message with respect to guaranteed delivery that is accepted by us, is received by the exchange agent on or prior to the expiration date as provided below; and

  •
  a book-entry confirmation of the transfer of such notes into the exchange agent account at DTC as described above, together with a letter of transmittal (or a manually signed facsimile of the letter of transmittal) properly completed and duly executed, with any signature guarantees and any other documents required by the letter of transmittal or a properly transmitted agent's message, are received by the exchange agent within three business days after the date of execution of the notice of guaranteed delivery.

        The notice of guaranteed delivery may be sent by hand delivery, facsimile transmission or mail to the exchange agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery.

Withdrawal rights

        You may withdraw your tender of Old Notes at any time before 12:00 midnight, New York City time, on the expiration date.

        For a withdrawal to be effective, you should contact your bank or broker where your Old Notes are held and have them send a telegram, telex, letter or facsimile transmission notice of withdrawal (or in the case of Old Notes transferred by book-entry transfer, an electronic ATOP transmission notice of withdrawal) so that it is received by the exchange agent before 12:00 midnight, New York City time, on the expiration date. Such notice of withdrawal must:

  •
  specify the name of the person that tendered the Old Notes to be withdrawn;

  •
  identify the Old Notes to be withdrawn, including the CUSIP number and principal amount at maturity of the Old Notes; specify the name and number of an account at the DTC to which your withdrawn Old Notes can be credited;

  •
  if applicable, be signed by the holder in the same manner as the original signature on the letter of transmittal by which such Old Notes were tendered, with any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender; and

  •
  specify the name in which any such notes are to be registered, if different from that of the registered holder.

        We will decide all questions as to the validity, form and eligibility of the notices and our determination will be final and binding on all parties. Any tendered Old Notes that you withdraw will not be considered to have been validly tendered. We will promptly return any outstanding Old Notes that have been tendered but not exchanged, or credit them to the DTC account. You may re-tender properly withdrawn Old Notes by following one of the procedures described above before the expiration date.

Conditions to the exchange offer

        Notwithstanding any other provision of the exchange offer, or any extension of the exchange offer, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any outstanding Old Notes and may terminate the exchange offer (whether or not any Old Notes have been accepted for exchange) or amend the exchange offer, if any of the following conditions has occurred or exists or has not been satisfied, or has not been waived by us, prior to the expiration date:

  •
  there is threatened, instituted or pending any action or proceeding before, or any injunction, order or decree issued by, any court or governmental agency or other governmental regulatory or administrative agency or commission:

  •
  seeking to restrain or prohibit the making or completion of the exchange offer or any other transaction contemplated by the exchange offer, or assessing or seeking any damages as a result of this transaction;

  •
  resulting in a material delay in our ability to accept for exchange or exchange some or all of the Old Notes in the exchange offer;

  •
  any statute, rule, regulation, order or injunction has been sought, proposed, introduced, enacted, promulgated or deemed applicable to the exchange offer or any of the transactions contemplated by the exchange offer by any governmental authority, domestic or foreign; or

  •
  any action has been taken, proposed or threatened, by any governmental authority, domestic or foreign, that would, directly or indirectly, result in any of the consequences referred to in the clauses above or would result in the holders of Exchange Notes having obligations with respect to resales and transfers of Exchange Notes which are greater than those described in the interpretation of the SEC referred to above;

  •
  any of the following has occurred:

  •
  any general suspension of or general limitation on prices for, or trading in, securities on any national securities exchange or in the over-the-counter market;

  •
  any limitation by a governmental authority which adversely affects our ability to complete the transactions contemplated by the exchange offer;

  •
  a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation by any governmental agency or authority which adversely affects the extension of credit;

  •
  a commencement of a war, armed hostilities or other similar international calamity directly or indirectly involving the United States, or, in the case of any of the preceding events existing at the time of the commencement of the exchange offer, a material acceleration or worsening of these calamities; or

  •
  any change, or any development involving a prospective change, has occurred or been threatened in our business, financial condition, operations or prospects and those of our subsidiaries taken as a whole that is or may be adverse to us, or we have become aware of facts that have or may have an adverse impact on the value of the Old Notes or the Exchange Notes;

  •
  there shall occur a change in the current interpretation by the Staff of the SEC which permits the Exchange Notes issued pursuant to the exchange offer in exchange for Old Notes to be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers and any such holder which is our affiliate within the meaning of Rule 405 promulgated under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

  •
  any law, statute, rule or regulation shall have been adopted or enacted which would impair our ability to proceed with the exchange offer;

  •
  a stop order shall have been issued by the SEC or any state securities authority suspending the effectiveness of the registration statement, or proceedings shall have been initiated or, to our knowledge, threatened for that purpose, or any governmental approval necessary for the consummation of the exchange offer as contemplated hereby has not been obtained; or

  •
  we have received an opinion of counsel experienced in such matters to the effect that there exists any actual or threatened legal impediment (including a default or prospective default under an agreement, indenture or other instrument or obligation to which we are a party or by which we are bound) to the consummation of the transactions contemplated by the exchange offer.

        If any of the foregoing events or conditions has occurred or exists or has not been satisfied, we may, subject to applicable law, terminate the exchange offer (whether or not any Old Notes have been accepted for exchange) or may waive any such condition or otherwise amend the terms of the exchange offer in any respect. If such waiver or amendment constitutes a material change to the exchange offer, we will promptly disclose such waiver or amendment by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes and will extend the exchange offer to the extent required by Rule 14e-1 promulgated under the Exchange Act.

        These conditions are for our sole benefit and we may assert them regardless of the circumstances giving rise to any of these conditions, or we may waive them, in whole or in part, provided that we will not waive any condition with respect to an individual holder of Old Notes unless we waive that condition for all such holders. Any reasonable determination made by us concerning an event, development or circumstance described or referred to above will be final and binding on all parties. Our failure at any time to exercise any of the foregoing rights will not be a waiver of our rights and each such right will be deemed an ongoing right which may be asserted at any time before the expiration of the exchange offer.

Exchange agent

        We have appointed Delaware Trust Company as the exchange agent for the exchange offer. You should direct questions, requests for assistance, and requests for additional copies of this prospectus and the letter of transmittal that may accompany this prospectus to the exchange agent addressed as follows:

DELAWARE TRUST COMPANY, EXCHANGE AGENT

By Registered or Certified Mail or	Facsimile Transmission:	By Hand Delivery:
Overnight Carrier:	(for eligible institutions only)
Delaware Trust Company	(302) 636-8666	Delaware Trust Company
103 Foulk Road		103 Foulk Road
Wilmington, DE 19803	Confirm by Telephone:	Wilmington, DE 19803
Attention: Trust Administration	(877) 374-6010	Attention: Trust Administration

Delivery to an address other than set forth above will not constitute a valid delivery.

Fees and expenses

        The principal solicitation is being made through DTC by Delaware Trust Company, as exchange agent on our behalf. We will pay the exchange agent customary fees for its services, reimburse the exchange agent for its reasonable costs and expenses (including reasonable fees, costs and expenses of its counsel) incurred in connection with the provisions of these services and pay other registration expenses, including registration and filing fees, fees and expenses of compliance with federal securities and state blue sky securities laws, printing expenses, messenger and delivery services and telephone, fees and disbursements to our counsel, application and filing fees and any fees and disbursements to our independent certified public accountants. We will not make any payment to brokers, dealers, or others soliciting acceptances of the exchange offer except for reimbursement of mailing expenses.

        Additional solicitations may be made by telephone, facsimile or in person by our and our affiliates' officers employees and by persons so engaged by the exchange agent.

Accounting treatment

        The Exchange Notes will be recorded at the same carrying value as the existing Old Notes, as reflected in our accounting records on the date of exchange. Accordingly, we will recognize no gain or loss for accounting purposes. The expenses of the exchange offer will be capitalized and expensed over the term of the Exchange Notes.

Transfer taxes

        If you tender outstanding Old Notes for exchange you will not be obligated to pay any transfer taxes. However, if you instruct us to register Exchange Notes in the name of, or request that your Old Notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder, you will be responsible for paying any transfer tax owed.

        YOU MAY SUFFER ADVERSE CONSEQUENCES IF YOU FAIL TO EXCHANGE OUTSTANDING OLD NOTES.

        If you do not tender your outstanding Old Notes, you will not have any further registration rights, except for the rights described in the Registration Rights Agreement and described above, and your Old Notes will continue to be subject to the provisions of the respective indenture governing the Old Notes regarding transfer and exchange of the Old Notes and the restrictions on transfer of the Old Notes imposed by the Securities Act and states securities law when we complete the exchange offer. These transfer restrictions are required because the Old Notes were issued under an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, if you do not tender your Old Notes in the exchange offer, your ability to sell your Old Notes could be adversely affected. Once we have completed the exchange offer, holders who have not tendered notes will not continue to be entitled to any increase in interest rate that the indenture governing the Old Note provides for if we do not complete the exchange offer.

Consequences of failure to exchange

        The Old Notes that are not exchanged for Exchange Notes pursuant to the exchange offer will remain restricted securities. Accordingly, the Old Notes may be resold only:

  •
  to us upon redemption thereof or otherwise;

  •
  so long as the outstanding securities are eligible for resale pursuant to Rule 144A, to a person inside the United States who is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, in accordance with Rule 144 under the Securities Act, or pursuant to another exemption from the registration requirements of the Securities Act, which other exemption is based upon an opinion of counsel reasonably acceptable to us;

  •
  outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act; or

  •
  pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.

        Under certain limited circumstances, the Registration Rights Agreement requires that we file a shelf registration statement if:

  •
  we are not permitted by applicable law or SEC policy to file a registration statement covering the exchange offer or to consummate the exchange offer; or

  •
  any holder of the Old Notes notifies the Issuer prior to the 20th calendar day following the consummation of the exchange offer that:

  •
  it is prohibited by law or SEC policy from participating in the exchange offer;

  •
  it may not resell the Exchange Notes acquired by it in the exchange offer to the public without delivering a prospectus and this prospectus is not appropriate or available for such resales; or

    •
    it is a broker-dealer and owns Old Notes acquired directly from the Issuer or an affiliate of the Issuer.

        We will also register the Exchange Notes under the securities laws of jurisdictions that holders may request before offering or selling notes in a public offering. We do not intend to register Exchange Notes in any jurisdiction unless a holder requests that we do so.

        Old Notes may be subject to restrictions on transfer until:

  •
  a person other than a broker-dealer has exchanged the Old Notes in the exchange offer;

  •
  a broker-dealer has exchanged the Old Notes in the exchange offer and sells them to a purchaser that receives a prospectus from the broker, dealer on or before the sale;

  •
  the Old Notes are sold under an effective shelf registration statement that we have filed; or

  •
  the Old Notes are sold to the public under Rule 144 of the Securities Act.

USE OF PROCEEDS

        This exchange offer is intended to satisfy our obligations under the Registration Rights Agreement. We will not receive any cash proceeds, or otherwise, from the issuance of the Exchange Notes. The Old Notes properly tendered and exchanged for Exchange Notes will be retired and cancelled. Accordingly, no additional debt will result from the exchange. We have agreed to bear the expense of the exchange offer.

RATIO OF EARNINGS TO FIXED CHARGES

        The ratio of earnings to fixed charges for the periods indicated is stated below. For this purpose, "earnings" include pre-tax income (loss) before adjustments for noncontrolling interest in our consolidated subsidiaries and income or loss from equity investees, plus fixed charges and distributed income of equity investees, reduced by interest capitalized. "Fixed charges" include interest, whether expensed or capitalized, amortization of debt expense and the portion of rental expense that is representative of the interest factor in these rentals.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Ratio of earnings to fixed charges	0.49	(3.27)	1.14	0.45	0.84

 CAPITALIZATION

        The following table sets forth our cash and cash equivalents and capitalization as of December 31, 2016 on an actual historical basis. The table below should be read in conjunction with "Use of Proceeds," the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in our 2016 Form 10-K and the consolidated financial statements and the related notes thereto incorporated by reference into this prospectus.

As of December 31, 2016
(in millions)
Cash and cash equivalents	$1,973
Restricted cash	446

Total cash and cash equivalents	$2,419

Recourse debt:
Revolving credit facility(1)	—
Term loan facility	1,882
7.625% Senior Notes due 2018	398
7.875% Senior Notes due 2021	207
6.25% Senior Notes due 2022	992
6.625% Senior Notes due 2023	869
6.250% Senior Notes due 2024	733
7.250% Senior Notes due 2026	1,000
6.625% Senior Notes due 2027	1,250
Tax Exempt Bonds(2)	455

Total recourse debt	$7,786

Non-recourse debt:
GenOn
GenOn senior notes	1,911
GenOn Americas Generation senior notes	745
GenOn other	96

Total GenOn debt	$2,752

NYLD debt:
NYLD revolving credit facility(3)	—
NYLD 5.375% notes due 2024	500
NYLD 5.000% notes due 2026	350
NYLD 3.500% convertible notes due 2019	335
NYLD 3.250% convertible notes due 2020	271
NYLD project debt	4,314

Total NYLD debt	$5,770

NRG project debt	$3,098

Total non-recourse debt	$11,620

Capital leases	8

Total long-term debt and capital leases	$19,414

Stockholders' equity, excluding non-controlling interest	$2,041

Total capitalization	$21,455

(1)
As of December 31, 2016, the total borrowing capacity under the revolving credit facility was $2.5 billion, with $1.3 billion in letters of credit outstanding thereunder.

(2)
Includes (i) Indian River Power LLC, tax-exempt bonds, due 2040 and 2045; (ii) Dunkirk Power LLC, tax-exempt bonds, due 2042; (iii) Fort Bend County, tax-exempt bonds, due 2038 and 2042 and (iv) City of Texas City, tax-exempt bonds, due 2045.

(3)
As of December 31, 2016, the total borrowing capacity under the NYLD revolving credit facility was $495.0 million, with $60.0 million in letters of credit outstanding thereunder.

        For more information on the various components of our debt, refer to Note 12, Debt and Capital Leases, to our audited consolidated financial statements contained in our 2016 Form 10-K, which are incorporated herein by reference.

 DESCRIPTION OF CERTAIN OTHER INDEBTEDNESS

Senior Secured Credit Facility

        NRG's existing senior secured credit facility (the "Senior Credit Facility") consists of a senior first priority secured $1,900 million term loan (the "Term Loan Facility") and a $2,536 million senior first priority secured revolving credit facility, consisting of Tranche A commitments of $289 million and Tranche B commitments of $2,247 million (the "Revolving Credit Facility"). The Term Loan Facility will mature on June 30, 2023, Tranche A of the Revolving Credit Facility will mature on July 1, 2018, and Tranche B of the Revolving Credit Facility will mature on June 30, 2021, unless each is otherwise extended.

        The Senior Credit Facility is guaranteed by NRG's existing and future direct and indirect subsidiaries, with customary or agreed-upon exceptions for unrestricted subsidiaries, foreign subsidiaries, project subsidiaries, and certain other subsidiaries, including NRG Yield, Inc. and its subsidiaries, that are not guarantors of the Senior Credit Facility. The Senior Credit Facility is also secured by first priority perfected security interests in a substantial portion of the property and assets owned by NRG and its subsidiaries that are guarantors under the Senior Credit Facility, subject to exceptions. The collateral pledged for the benefit of the Senior Credit Facility's lenders includes the capital stock of substantially all of NRG's subsidiaries that are owned by guarantors thereof, with exceptions for unrestricted subsidiaries, project subsidiaries and voting equity interests in excess of 66% of the total outstanding voting equity interest of certain of NRG's foreign subsidiaries, certain other foreign subsidiaries and certain additional exceptions, including a basket of assets with a value of up to $750 million at any time outstanding. The Senior Credit Facility is secured pari passu with certain interest rate and commodity hedging obligations of NRG.

        The Senior Credit Facility contains customary covenants, which, among other things, require NRG to meet certain financial tests for the benefit of the Revolving Credit Facility, consisting of a minimum interest coverage ratio and a maximum first lien leverage ratio on a consolidated basis, and limit NRG's ability to:

  •
  incur indebtedness and liens and enter into sale and lease-back transactions;

  •
  make investments, loans and advances;

  •
  return capital to shareholders;

  •
  repay subordinated indebtedness;

  •
  consummate mergers, consolidations and asset sales;

  •
  enter into affiliate transactions; and

  •
  change its fiscal year-end.

Senior Notes

        NRG has issued four outstanding series of senior notes under an indenture, dated February 2, 2006 (the "First Senior Notes Indenture"), between NRG and Delaware Trust Company (successor in interest to Law Debenture Trust Company of New York), as trustee, as supplemented by supplemental indentures setting forth the terms of each such series:

  •
  7.625% senior notes, issued January 26, 2011 and due January 15, 2018 (the "2018 Senior Notes");

  •
  7.875% senior notes, issued May 24, 2011 and due May 15, 2021 (the "2021 Senior Notes");

  •
  6.625% senior notes, issued September 24, 2012 and due March 15, 2023 (the "2023 Senior Notes"); and

  •
  6.250% senior notes, issued January 27, 2014 and due July 15, 2022 (the "2022 Senior Notes").

        NRG has issued one outstanding series of senior notes under an indenture, dated April 21, 2014 (the "2024 Senior Notes Indenture"), between NRG and Delaware Trust Company (successor in interest to Law Debenture Trust Company of New York), as trustee:

  •
  6.250% senior notes, issued April 21, 2014 and due May 1, 2024 (the "2024 Senior Notes").

        NRG has issued two outstanding series of senior notes under an indenture, dated May 23, 2016 (the "New Senior Notes Indenture" and, together with the First Senior Notes Indenture and the 2024 Senior Notes Indenture, the "Senior Notes Indentures"), between NRG and Delaware Trust Company (successor in interest to Law Debenture Trust Company of New York), as trustee, as supplemented by a supplemental indenture setting forth the terms of such series:

  •
  7.250% senior notes, issued May 23, 2016 and due May 15, 2026 (the "2026 Senior Notes"); and

  •
  6.625% senior notes, issued August 2, 2016 and due January 15, 2027 (the "2027 Senior Notes" and, together with the 2018 Senior Notes, the 2021 Senior Notes, the 2022 Senior Notes, the 2023 Senior Notes and the 2026 Senior Notes, the "Senior Notes").

        The Senior Notes Indentures are guaranteed by substantially the same subsidiary guarantors as the Senior Credit Facility. Supplemental indentures to certain series of notes have been issued to add certain newly formed or acquired subsidiaries as guarantors. Interest is payable semi-annually on the Senior Notes until their maturity dates.

        The Senior Notes Indentures and the form of notes provide, among other things, that the Senior Notes will be senior unsecured obligations of NRG. The Senior Notes Indentures also provide for customary events of default, which include, among others: nonpayment of principal or interest; breach of other agreements in the Senior Notes Indentures; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against NRG and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the Holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all of the Senior Notes of such series to be due and payable immediately.

        The terms of the First Senior Notes Indenture, among other things, limit NRG's ability and certain of its subsidiaries' ability to:

  •
  incur additional debt or issue some types of preferred shares;

  •
  declare or pay dividends, redeem stock or make other distributions to stockholders;

  •
  create liens;

  •
  make certain restricted investments;

  •
  enter into transactions with affiliates;

  •
  sell or transfer assets; and

  •
  consolidate or merge.

        The terms of the 2024 Senior Notes Indenture and the New Senior Notes Indenture, among other things, limit NRG's ability to:

  •
  create liens; and

  •
  consolidate or merge.

        At any time prior to maturity, NRG may redeem all or a portion of the 2018 Senior Notes at a price equal to 100% of the principal amount of the notes redeemed, plus a premium and any accrued and unpaid interest. The premium is the greater of (i) 1% of the principal amount of the notes redeemed, or (ii) the present value of the notes redeemed, plus interest payments due on the notes redeemed from the date of redemption through January 15, 2018, discounted at a Treasury rate plus 0.50% over the principal amount of the notes redeemed.

        NRG may redeem some or all of the 2021 Senior Notes at redemption prices set forth in the indenture governing the 2021 Senior Notes, plus accrued and unpaid interest on the notes redeemed to the applicable redemption date.

        Prior to September 15, 2017, NRG may redeem all or a portion of the 2023 Senior Notes at a price equal to 100% of the principal amount of the notes redeemed, plus a premium and any accrued and unpaid interest. The premium is the greater of (i) 1% of the principal amount of the 2023 Senior Notes redeemed, or (ii) the present value of 103.313% of the notes redeemed, plus interest payments due on the notes redeemed from the date of redemption through September 15, 2017, discounted at a Treasury rate plus 0.50% over the principal amount of the notes redeemed. On or after September 15, 2017, NRG may redeem some or all of the notes at redemption prices set forth in the indenture governing the 2023 Senior Notes, plus accrued and unpaid interest on the notes redeemed to the applicable redemption date.

        Prior to July 15, 2017, NRG may redeem up to 35% of the 2022 Senior Notes with net cash proceeds of certain equity offerings at a price of 106.25% of the principal amount of the notes redeemed, provided at least 65% of the aggregate principal amount of the notes issued remain outstanding after the redemption. Prior to July 15, 2018, NRG may redeem all or a portion of the 2022 Senior Notes at a price equal to 100% of the principal amount of the notes redeemed, plus a premium and any accrued and unpaid interest. The premium is the greater of (i) 1% of the principal amount of the notes redeemed, or (ii) the present value of 103.125% of the notes redeemed, plus interest payments due on the notes redeemed from the date of redemption through July 15, 2018, discounted at a Treasury rate plus 0.50% over the principal amount of the notes redeemed. On or after July 15, 2018 NRG may redeem some or all of the notes at redemption prices set forth in the indenture governing the 2022 Senior Notes, plus accrued and unpaid interest on the notes redeemed to the applicable redemption date.

        Prior to May 1, 2017, NRG may redeem up to 35% of the 2024 Senior Notes with net cash proceeds of certain equity offerings at a price of 106.25% of the principal amount of the notes redeemed, provided at least 65% of the aggregate principal amount of the notes issued remain outstanding after the redemption. Prior to May 1, 2019, NRG may redeem all or a portion of the 2024 Senior Notes at a price equal to 100% of the principal amount of the notes redeemed, plus a premium and any accrued and unpaid interest. The premium is the greater of (i) 1% of the principal amount of the notes redeemed, or (ii) the present value of 103.125% of the notes redeemed, plus interest payments due on the notes redeemed from the date of redemption through May 1, 2019, discounted at a Treasury rate plus 0.50% over the principal amount of the notes redeemed. On or after May 1, 2019 NRG may redeem some or all of the notes at redemption prices set forth in the indenture governing the 2024 Senior Notes, plus accrued and unpaid interest on the notes redeemed to the applicable redemption date.

        Prior to May 15, 2019, NRG may redeem up to 35% of the 2026 Senior Notes with net cash proceeds of certain equity offerings at a price of 107.25% of the principal amount of the notes redeemed, provided at least 65% of the aggregate principal amount of the notes issued remain outstanding after the redemption. Prior to May 15, 2021, NRG may redeem all or a portion of the 2026 Senior Notes at a price equal to 100% of the principal amount of the notes redeemed, plus a premium and any accrued and unpaid interest. The premium is the greater of (i) 1% of the principal amount of the notes redeemed, or (ii) the present value of 103.625% of the notes redeemed, plus interest payments due on the notes redeemed from the date of redemption through May 15, 2021, discounted at a Treasury rate plus 0.50% over the principal amount of the notes redeemed. On or after May 15, 2021 NRG may redeem some or all of the notes at redemption prices set forth in the indenture governing the 2026 Senior Notes, plus accrued and unpaid interest on the notes redeemed to the applicable redemption date.

Credit Support and Collateral Arrangement

        In connection with our power generation business, we manage the commodity price risk associated with our supply activities and our electric generation facilities. This includes forward power sales, fuel and energy purchases and emission credits. In order to manage these risks, we enter into financial instruments to hedge the variability in future cash flows from forecasted sales of electricity and purchases of fuel and energy. We utilize a variety of instruments including forward contracts, futures contracts, swaps and options. Certain of these contracts allow counterparties to require us to provide credit support. This credit support consists of letters of credit, cash, guarantees and liens on our assets.

DESCRIPTION OF THE NOTES

  In this description, "NRG" refers only to NRG Energy, Inc. and not to any of its subsidiaries.

        NRG issued the Old Notes under an indenture among NRG, the Guarantors named therein and Delaware Trust Company (successor in interest to Law Debenture Trust Company of New York), as trustee (the "base indenture"), as supplemented by a supplemental indenture (the "supplemental indenture" and, together with the base indenture, the "indenture"). The terms of the Exchange Notes offered in exchange for the Old Notes will be substantially identical to the terms of the Old Notes, except that the Exchange Notes are registered under the Securities Act, and the transfer restrictions, registration rights and related additional interest terms applicable to the Old Notes (as described under "Exchange Offer—Purpose of the exchange offer") will not apply to the Exchange Notes. As a result, we refer to the Exchange Notes and the Old Notes collectively as the "notes" for purposes of the following summary.

        The statements under this caption relating to the indenture and the notes are summaries and are not a complete description thereof, and where reference is made to particular provisions, such provisions, including the definitions of certain terms, are qualified in their entirety by reference to all of the provisions of the indenture and the notes and those terms made part of the indenture by the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The definitions of certain capitalized terms used in the following summary are set forth under the caption "—Certain definitions." Certain defined terms used in this description but not defined below under "—Certain definitions" have the meanings assigned to them in the indenture and the registration rights agreement. Copies of the indenture are available upon request from the Company. We urge you to read these documents carefully because they, and not the following description, govern your rights as a holder.

        The registered holder of a note is treated as the owner of it for all purposes. Only registered holders of notes have rights under the indenture.

Brief Description of the Notes

        The notes:

  •
  will be general unsecured obligations of NRG;

  •
  will be pari passu in right of payment with all existing and future unsecured senior Indebtedness of NRG;

  •
  will be senior in right of payment to any future subordinated Indebtedness of NRG; and

  •
  will be unconditionally guaranteed on a joint and several basis by the Guarantors.

        However, the notes will be effectively subordinated to all borrowings under the Credit Agreement, which is secured by substantially all of the assets of NRG and the Guarantors, and any other secured Indebtedness (including any Hedging Obligations secured by liens on assets of NRG or its subsidiaries) of NRG or the Guarantors, in each case to the extent of the value of the assets that secure the Credit Agreement or other secured Indebtedness. See "Risk Factors—Risks Related to the Notes—In the event of a bankruptcy or insolvency, holders of NRG's secured indebtedness and other secured obligations will have a prior secured claim to any collateral securing such indebtedness or other obligations."

The Subsidiary Guarantees

        The notes will initially be guaranteed by each Subsidiary of NRG that is a guarantor of any obligations under NRG's Credit Agreement. Each Subsidiary Guarantee of the notes:

  •
  will be a general unsecured obligation of the Guarantor;

  •
  will be pari passu in right of payment with all unsecured senior Indebtedness of that Guarantor; and

  •
  will be senior in right of payment to any future subordinated Indebtedness of that Guarantor.

        However, each Guarantor's guarantee of the notes will be effectively subordinated to such Guarantor's guarantee under the Credit Agreement and any other secured Indebtedness of such Guarantor (including any Hedging Obligations secured by junior liens on assets of such Guarantor), in each case to the extent of the value of the assets of such Guarantor that secure the Credit Agreement or other secured Indebtedness.

        The operations of NRG are largely conducted through its subsidiaries and, therefore, NRG depends on the cash flow of its subsidiaries to meet its obligations, including its obligations under the notes. Not all of NRG's subsidiaries will guarantee the notes. The notes will be effectively subordinated in right of payment to all Indebtedness and other liabilities and commitments (including trade payables, lease obligations, indebtedness for borrowed money and Hedging Obligations) of these non-guarantor subsidiaries. Any right of NRG to receive assets of any of its subsidiaries upon the subsidiary's liquidation or reorganization (and the consequent right of the holders of notes to participate in those assets) will be effectively subordinated to the claims of that subsidiary's creditors, except to the extent that NRG is itself recognized as a creditor of the subsidiary, in which case its claims would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by NRG. The Guarantors accounted for approximately 61% of NRG's revenues from wholly owned operations for the year ended December 31, 2016. The Guarantors held approximately 31% of NRG's consolidated assets as of December 31, 2016. As of December 31, 2016, NRG's non guarantor subsidiaries had approximately $11,129 million in aggregate principal amount of non-current liabilities and outstanding trade payables of approximately $362 million.

Principal, Maturity and Interest

        NRG will issue notes in this offering having an aggregate principal amount of $1,250 million. NRG may issue additional notes of the same series under the indenture from time to time after this offering; provided that any such additional notes that are not fungible with the notes we are currently offering for United States federal income tax purposes will be issued with a different CUSIP Number than the CUSIP Number issued with respect to the notes we are currently offering. Any issuance of additional notes is subject to the covenants in the indenture. The notes offered hereby and any additional notes of the same series subsequently issued under the indenture will be treated as a single class for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. In addition, we may issue an unlimited amount of debt securities in one or more additional series under the indenture, subject to the covenants in the indenture. The notes will not be treated as a single class with any such other debt securities of different series for any purpose under the indenture.

        NRG will issue notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The notes will mature on January 15, 2027.

        Interest will accrue at the rate of 6.625% per annum, and will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2017. NRG will make each interest payment to the holders of record on the immediately preceding January 1 and July 1.

Methods of Receiving Payments on the Notes

        If a holder of notes has given wire transfer instructions to NRG, NRG will pay or cause to be paid all principal, interest and premium on that holder's notes in accordance with those instructions. All other payments on notes will be made at the office or agency of the paying agent and registrar within the City and State of New York unless NRG elects to make interest payments by check mailed to the holders of the notes at their addresses set forth in the register of holders.

Paying Agent and Registrar for the Notes

        The trustee will initially act as paying agent and registrar. NRG may change the paying agent or registrar without prior notice to the holders of the notes, and NRG or any of its Subsidiaries may act as paying agent or registrar.

Transfer and Exchange

        A holder may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders of the notes will be required to pay all taxes due on transfer. NRG is not required to transfer or exchange any note selected for redemption. Also, NRG is not required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.

Subsidiary Guarantees

        NRG's payment obligations under the notes will be guaranteed on an unconditional basis by each of the Guarantors. These Subsidiary Guarantees will be joint and several obligations of the Guarantors. The obligations of each Guarantor under its Subsidiary Guarantee will be limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under applicable law. See "Risk Factors—Risks Related to the Notes—Federal and state statutes allow courts, under specific circumstances, to void guarantees and require holders of the notes to return payments received from guarantors."

        The Subsidiary Guarantee of a Guarantor of the notes will be released automatically:

          (1)   in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) NRG or a Subsidiary of NRG;

          (2)   in connection with any sale or other disposition of Capital Stock of that Guarantor to a Person that is not (either before or after giving effect to such transaction) NRG or a Subsidiary of NRG, if following such sale or other disposition, that Guarantor is not a direct or indirect Subsidiary of NRG;

          (3)   upon defeasance or satisfaction and discharge of the notes as provided below under the captions "—Legal Defeasance and Covenant Defeasance" and "—Satisfaction and Discharge";

          (4)   upon a dissolution of a Guarantor that is permitted under the indenture; or

          (5)   otherwise with respect to the Guarantee of any Guarantor:

            (a)   upon the prior consent of holders of at least a majority in aggregate principal amount of the notes then outstanding;

            (b)   if NRG has Indebtedness outstanding under the Credit Agreement (as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time) at that time, upon the consent of the requisite lenders under the Credit Agreement to the release of such Guarantor's Guarantee of all Obligations under the Credit Agreement, or, if there is no Indebtedness of NRG outstanding under the Credit Agreement at that time, upon the requisite consent of the holders of all other Indebtedness of NRG that is guaranteed by such Guarantor at that time outstanding to the release of such Guarantor's Guarantee of all Obligations with respect to all other Indebtedness that is guaranteed by such Guarantor at that time outstanding; or

            (c)   if NRG has Indebtedness outstanding under the Credit Agreement (as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time) at that time, upon the release of such Guarantor's Guarantee of all Obligations of NRG under the Credit Agreement, or, if there is no Indebtedness of NRG outstanding under the Credit Agreement at that time, upon the release of such Guarantor's Guarantee of all Obligations with respect to all other Indebtedness of NRG at that time outstanding.

Optional Redemption

        At any time prior to July 15, 2019, NRG may on any one or more occasions redeem up to 35% of the aggregate principal amount of the notes, upon not less than 15 nor more than 60 days' prior notice, at a redemption price equal to 106.625% of the principal amount of the notes redeemed, plus accrued and unpaid interest (including Special Interest), if any, to the redemption date, with an amount equal to the net cash proceeds of one or more Equity Offerings, subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date; provided that:

          (1)   at least 65% of the aggregate principal amount of the notes issued in this offering (excluding notes held by NRG and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

          (2)   the redemption occurs within 90 days of the date of the closing of such Equity Offering.

        At any time prior to July 15, 2021, NRG may on any one or more occasions redeem all or a part of the notes, upon not less than 15 nor more than 60 days' prior notice, at a redemption price equal to 100% of the principal amount of notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest (including Special Interest), if any, to, the redemption date, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date.

        Except pursuant to the preceding paragraphs, the notes will not be redeemable at NRG's option prior to July 15, 2021.

        On or after July 15, 2021, NRG may on any one or more occasions redeem all or a part of the notes upon not less than 15 nor more than 60 days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest (including Special Interest), if any, on the notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on July 15 of the years indicated below, subject to the rights of holders of notes on the relevant record date to receive interest on the relevant interest payment date.

Year	Percentage
2021	103.313%
2022	102.208%
2023	101.104%
2024 and thereafter	100.000%

        NRG is not prohibited, however, from acquiring the notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise, assuming such action does not otherwise violate the indenture.

Mandatory Redemption

        NRG will not be required to make mandatory redemption or sinking fund payments with respect to the notes.

Repurchase at the Option of Holders

Change of Control Triggering Event

        If a Change of Control Triggering Event occurs, each holder of notes will have the right to require NRG to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder's notes pursuant to a Change of Control Offer on the terms set forth in the indenture.

        In the Change of Control Offer, NRG will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest (including Special Interest), if any, on the notes to the date of purchase, subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control Triggering Event, NRG will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the indenture and described in such notice. NRG will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, NRG will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of such compliance.

        On the Change of Control Payment Date, NRG will, to the extent lawful:

          (1)   accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;

          (2)   deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and

          (3)   deliver or cause to be delivered to the trustee the notes properly accepted together with an officers' certificate stating the aggregate principal amount of notes or portions of notes being purchased by NRG.

        The paying agent will promptly mail to each holder of notes properly tendered the Change of Control Payment for the notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. NRG will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

        The provisions described above that require NRG to make a Change of Control Offer following a Change of Control Triggering Event will be applicable whether or not any other provisions of the indenture are applicable.

        Except as described above with respect to a Change of Control Triggering Event, the indenture does not contain provisions that permit the holders of the notes to require that NRG repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.

        NRG will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by NRG and purchases all notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to the indenture as described above under the caption "—Optional Redemption," unless and until there is a default in payment of the applicable redemption price. A Change in Control Offer may be made in advance of a Change of Control Triggering Event, with the obligation to pay and the timing of payment conditioned upon the occurrence of a Change of Control Triggering Event, if a definitive agreement to effect a Change of Control is in place at the time the Change of Control Offer is made.

        The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of "all or substantially all" of the properties or assets of NRG and its Subsidiaries taken as a whole. There is a limited body of case law interpreting the phrase "substantially all," and there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of notes to require NRG to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of NRG and its Subsidiaries taken as a whole to another Person or group may be uncertain.

Selection and Notice

        If less than all of the notes are to be redeemed at any time, the trustee for the notes will select notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.

        No notes of $2,000 or less can be redeemed in part. Notices of redemption will be mailed by first class mail at least 15 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes or a satisfaction and discharge of the indenture. Any redemption notice may, in NRG's discretion, be subject to the satisfaction of one or more conditions precedent.

        If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. A new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of them called for redemption.

Certain Covenants

Liens

        NRG will not, and will not permit any Guarantor, to create or permit to exist any Lien upon any Principal Property owned by NRG or any Guarantor or upon any Equity Interests issued by, or Indebtedness of, any direct or indirect Subsidiary of NRG, to secure any Indebtedness of NRG or any Guarantor without providing for the notes to be equally and ratably secured with (or prior to) any and all such Indebtedness and any other Indebtedness similarly entitled to be equally and ratably secured for so long as such Indebtedness is so secured; provided, however, that this restriction will not apply to, or prevent the creation or existence of:

          (1)   Liens securing Indebtedness of NRG or any Guarantor under one or more Credit Facilities in an aggregate principal amount, measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not exceeding the greatest of (a) 30% of Total Assets, (b) $10.0 billion and (c) such amount as would not cause the Secured Leverage Ratio to exceed 3.5 to 1.0;

          (2)   Existing Liens;

          (3)   Liens securing Indebtedness of any Person that (a) is acquired by NRG or any of its Subsidiaries after the date of the indenture, (b) is merged or amalgamated with or into NRG or any of its Subsidiaries after the date of the indenture or (c) becomes consolidated in the financial statements of NRG or any of its Subsidiaries after the date of the indenture in accordance with GAAP; provided, however, that in each case contemplated by this clause (3), such Indebtedness was not incurred in contemplation of such acquisition, merger, amalgamation or consolidation and is only secured by Liens on the Equity Interests and assets of, the Person (and Subsidiaries of the Person) acquired by, or merged or amalgamated with or into, or consolidated in the financial statements of, NRG or any of its Subsidiaries;

          (4)   Liens securing Indebtedness of NRG or any Guarantor incurred to finance (whether prior to or within 365 days after) the acquisition, construction or improvement of assets (whether through the direct purchase of assets or through the purchase of the Equity Interests of any Person owning such assets or through an acquisition of any such Person by merger); provided, however, that such Indebtedness is only secured by Liens on the Equity Interests and assets acquired, constructed or improved in such financing;

          (5)   Liens in favor of NRG or any of its Subsidiaries;

          (6)   Liens securing Hedging Obligations; provided that such agreements were not entered into for speculative purposes (as determined by NRG in its reasonable discretion acting in good faith);

          (7)   Liens relating to current or future escrow arrangements securing Indebtedness of NRG or any Guarantor;

          (8)   Liens to secure Environmental CapEx Debt or Necessary CapEx Debt that encumber only the assets purchased, installed or otherwise acquired with the proceeds of such Environmental CapEx Debt or Necessary CapEx Debt;

          (9)   Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of NRG or any Guarantor, including rights of offset and set-off;

          (10) Refinancing Liens;

          (11) Liens on the stock or assets of Project Subsidiaries securing Project Debt or tax equity financing of one or more Project Subsidiaries; and

          (12) other Liens, in addition to those permitted in clauses (1) through (11) above, securing Indebtedness having an aggregate principal amount, measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not to exceed the greater of (i) 2% of Total Assets and (ii) $500.0 million.

        Liens securing Indebtedness under the Credit Agreement existing on the date of the indenture will be deemed to have been incurred on such date in reliance on the exception provided by clause (1) above.

        If NRG or any Guarantor proposes to create or permit to exist any Lien upon any Principal Property owned by NRG or any Guarantor or upon any Equity Interests or Indebtedness of any direct or indirect Subsidiary of NRG to secure any Indebtedness, other than as permitted by clauses (1) through (12) of the previous paragraph, NRG will give prior written notice thereof to the trustee, who will give notice to the holders of notes, and NRG will further agree, prior to or simultaneously with the creation of such Lien, effectively to secure all the notes equally and ratably with (or prior to) such other Indebtedness, for so long as such other Indebtedness is so secured.

Merger, Consolidation or Sale of Assets

        NRG may not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not NRG is the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of NRG and its Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:

          (1)   either: (a) NRG is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than NRG) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that if the Person is a partnership or limited liability company, then a corporation wholly-owned by such Person organized or existing under the laws of the United States, any state of the United States or the District of Columbia that does not and will not have any material assets or operations shall become a co-issuer of the notes pursuant to a supplemental indenture duly executed by the trustee;

          (2)   the Person formed by or surviving any such consolidation or merger (if other than NRG) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of NRG under the notes and the indenture pursuant to a supplemental indenture or other documents and agreements reasonably satisfactory to the trustee; and

          (3)   immediately after such transaction, no Default or Event of Default exists.

        In addition, NRG may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

        This "Merger, Consolidation or Sale of Assets" covenant will not apply to (1) a merger of NRG with an Affiliate solely for the purpose of reincorporating NRG in another jurisdiction or forming a direct or indirect holding company of NRG; and (2) any sale, transfer, assignment, conveyance, lease or other disposition of assets between or among NRG and its Subsidiaries, including by way of merger or consolidation.

Additional Subsidiary Guarantees

        If,

          (1)   NRG or any of its Subsidiaries acquires or creates another Subsidiary after the issue date and such Subsidiary Guarantees any Obligations of NRG under the Credit Agreement (as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time), or

          (2)   any Subsidiary that does not currently Guarantee any Obligations of NRG under the Credit Agreement (as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time) subsequently Guarantees any Obligations of NRG under the Credit Agreement, or

          (3)   if there is no Indebtedness of NRG outstanding under the Credit Agreement (as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time) at that time, any Subsidiary of NRG (including any newly acquired or created Subsidiary) Guarantees any Obligations with respect to any other Indebtedness of NRG, then such newly acquired or created Subsidiary or Subsidiary that subsequently Guarantees obligations under the Credit Agreement or other Indebtedness of NRG, as the case may be, will become a Guarantor of the notes and execute a supplemental indenture and deliver an opinion of counsel satisfactory to the trustee within 60 business days of the date on which it was acquired or created or guaranteed other Indebtedness of NRG, as the case may be.

Reports

        Whether or not required by the Commission's rules and regulations, so long as any notes are outstanding, NRG will furnish to the holders of notes or cause the trustee to furnish to the holders of notes, within the time periods (including any extensions thereof) specified in the Commission's rules and regulations:

          (1)   all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if NRG were required to file such reports; and

          (2)   all current reports that would be required to be filed with the Commission on Form 8-K if NRG were required to file such reports.

        All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on NRG's consolidated financial statements by NRG's independent registered public accounting firm. In addition, NRG will file a copy of each of the reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the Commission will not accept such a filing). To the extent such filings are made, the reports will be deemed to be furnished to the trustee and holders of notes.

        If NRG is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, NRG will nevertheless continue filing the reports specified in the preceding paragraph with the Commission within the time periods specified above unless the Commission will not accept such a filing. NRG agrees that it will not take any action for the purpose of causing the Commission not to accept any such filings. If, notwithstanding the foregoing, the Commission will not accept NRG's filings for any reason, NRG will post the reports referred to in the preceding paragraph on its website within the time periods that would apply if NRG were required to file those reports with the Commission.

        In addition, NRG and the Guarantors agree that, for so long as any notes remain outstanding, at any time they are not required to file the reports required by the preceding paragraphs with the Commission, they will furnish to the holders of the notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Events of Default and Remedies

        Each of the following is an Event of Default with respect to the notes:

          (1)   default for 30 days in the payment when due of interest on the notes;

          (2)   default in payment when due of the principal of, or premium, if any, on the notes;

          (3)   failure by NRG or any Guarantor for 45 days after written notice given by the trustee or the holders of at least 25% in principal amount of the notes that are then outstanding, to comply with any of the other agreements in the indenture;

          (4)   default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by NRG or any Guarantor (or the payment of which is guaranteed by NRG or any Guarantor) whether such Indebtedness or guarantee now exists, or is created after the issue date, if that default:

            (a)   is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or

            (b)   results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, exceeds the greater of (i) 1% of Total Assets and (ii) $200.0 million;

  provided that this clause (4) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to a Person that is not an Affiliate of NRG; (ii) Non-Recourse Debt of NRG Peaker Finance Company LLC; and (iii) Non-Recourse Debt of NRG or any of its Subsidiaries (except to the extent that NRG or any Guarantors that are not parties to such Non-Recourse Debt become directly or indirectly liable, including pursuant to any contingent obligation, for any such Non-Recourse Debt and such liability, individually or in the aggregate, exceeds the greater of (i) 1% of Total Assets and (ii) $200.0 million);

          (5)   one or more judgments for the payment of money in an aggregate amount in excess of the greater of (i) 1% of Total Assets and (ii) $200.0 million (excluding therefrom any amount reasonably expected to be covered by insurance) shall be rendered against NRG or any Guarantor or Guarantors or any combination thereof and the same shall not have been paid, discharged or stayed for a period of 60 days after such judgment became final and non-appealable;

          (6)   except as permitted by the indenture, any Subsidiary Guarantee shall be held in any final and non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or any group of Guarantors) that constitutes a Significant Subsidiary, or any Person acting on behalf of any Guarantor (or any group of Guarantors) that constitutes a Significant Subsidiary, shall deny or disaffirm its or their obligations under its or their Subsidiary Guarantee(s); and

          (7)   certain events of bankruptcy or insolvency described in the indenture with respect to NRG or any Guarantor that is a Significant Subsidiary or any group of Guarantors that, taken together, would constitute a Significant Subsidiary.

        In the case of an Event of Default with respect to the notes arising from certain events of bankruptcy or insolvency with respect to NRG, any Guarantor or any group of Guarantors that, taken together, would constitute a Significant Subsidiary, all such notes that are outstanding will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of such notes that are outstanding may declare all the notes to be due and payable immediately.

        Subject to certain limitations, holders of a majority in principal amount of the notes that are then outstanding may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal or interest.

        Subject to the provisions of the indenture relating to the duties of the trustee, in case an Event of Default occurs and is continuing under the indenture, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the notes unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no holder of a note may pursue any remedy with respect to the indenture unless:

          (1)   such holder has previously given the trustee notice that an Event of Default is continuing;

          (2)   holders of at least 25% in aggregate principal amount of the notes that are then outstanding have requested the trustee to pursue the remedy;

          (3)   such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;

          (4)   the trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

          (5)   holders of a majority in aggregate principal amount of the notes that are then outstanding have not given the trustee a direction inconsistent with such request within such 60-day period.

        The holders of a majority in aggregate principal amount of the notes then outstanding by notice to the trustee may, on behalf of the holders of the notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, such notes.

        NRG is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, NRG is required to deliver to the trustee a statement specifying such Default or Event of Default.

No Personal Liability of Directors, Officers, Employees and Stockholders

        No director, officer, employee, incorporator or stockholder of NRG or any Guarantor, as such, will have any liability for any obligations of NRG or the Guarantors under the notes, the indenture or the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.

Legal Defeasance and Covenant Defeasance

        NRG may, at its option and at any time, elect to have all of its obligations discharged with respect to the notes that are outstanding and all obligations of the Guarantors of such notes discharged with respect to their Subsidiary Guarantees ("Legal Defeasance") except for:

          (1)   the rights of holders of the notes that are then outstanding to receive payments in respect of the principal of, or interest or premium on such notes when such payments are due from the trust referred to below;

          (2)   NRG's obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

          (3)   the rights, powers, trusts, duties and immunities of the trustee for the notes, and NRG's and the Guarantors' obligations in connection therewith; and

          (4)   the Legal Defeasance provisions of the indenture governing such notes.

        In addition, NRG may, at its option and at any time, elect to have the obligations of NRG and the Guarantors released with respect to certain covenants (including its obligation to make Change of Control Offers) that are described in the indenture ("Covenant Defeasance") and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under "—Events of Default and Remedies" will no longer constitute an Event of Default with respect to the notes.

        In order to exercise either Legal Defeasance or Covenant Defeasance:

          (1)   NRG must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants to pay the principal of, or interest and premium on such notes that are then outstanding on the Stated Maturity or on the applicable redemption date, as the case may be, and NRG must specify whether such notes are being defeased to maturity or to a particular redemption date;

          (2)   in the case of Legal Defeasance, NRG has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) NRG has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the issue date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (3)   in the case of Covenant Defeasance, NRG has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (4)   no Default or Event of Default with respect to the notes has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

          (5)   such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the indenture) to which NRG or any of its Subsidiaries is a party or by which NRG or any of its Subsidiaries is bound;

          (6)   NRG must deliver to the trustee an officers' certificate stating that the deposit was not made by NRG with the intent of preferring the holders of the notes over the other creditors of NRG with the intent of defeating, hindering, delaying or defrauding creditors of NRG or others; and

          (7)   NRG must deliver to the trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Amendment, Supplement and Waiver

        Except as provided in the next two succeeding paragraphs, the indenture or the notes outstanding thereunder may be amended or supplemented, with respect to the notes, by entering into one or more supplemental indentures with the consent of the holders of at least a majority in principal amount of the notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes), and, with respect to the notes, any existing default or compliance with any provision of the indenture or the notes outstanding thereunder may be waived with the consent of the holders of a majority in principal amount of the notes that are then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes).

        Without the consent of each holder of the notes affected thereby, an amendment or waiver may not (with respect to any notes held by a non-consenting holder):

          (1)   reduce the principal amount of the notes whose holders must consent to an amendment, supplement or waiver;

          (2)   reduce the principal of or change the fixed maturity of any such note or alter the provisions with respect to the redemption of such notes (other than provisions relating to the covenants described above under the caption "—Repurchase at the Option of Holders" and provisions relating to the number of days of notice to be given in the event of a redemption);

          (3)   reduce the rate of or change the time for payment of interest on any such note;

          (4)   waive a Default or Event of Default in the payment of principal of, or interest or premium on the notes (except a rescission of acceleration of the notes by the holders of at least a majority in aggregate principal amount of the notes and a waiver of the payment default that resulted from such acceleration);

          (5)   make any such note payable in currency other than that stated in such notes;

          (6)   make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of the notes to receive payments of principal of, or interest or premium on the notes;

          (7)   waive a redemption payment with respect to any such note (other than a payment required by one of the covenants described above under the caption "—Repurchase at the Option of Holders"); or

          (8)   make any change in the preceding amendment and waiver provisions.

        Notwithstanding the preceding, without the consent of any holder of the notes, NRG, the Guarantors and the trustee may amend or supplement the indenture or the notes:

          (1)   to cure any ambiguity, mistake, defect or inconsistency;

          (2)   to provide for uncertificated notes in addition to or in place of certificated notes;

          (3)   to provide for the assumption of NRG's obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of NRG's assets;

          (4)   to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under any indenture of any such holder;

          (5)   to comply with requirements of the Commission in order to effect or maintain the qualification of any indenture under the Trust Indenture Act;

          (6)   to conform the text of the indenture or the notes to any provision of this "Description of the Notes";

          (7)   to evidence and provide for the acceptance and appointment under the indenture of a successor trustee pursuant to the requirements thereof;

          (8)   to provide for the issuance of additional notes of the same series or to provide for the issuance of other series of debt securities, in each case, in accordance with the limitations set forth in the indenture as of the date hereof; or

          (9)   to allow any Guarantor to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the notes.

Satisfaction and Discharge

        The indenture will be discharged and will cease to be of further effect as to all notes issued thereunder, when:

          (1)   either:

            (a)   all such notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to NRG, have been delivered to the trustee for such notes for cancellation; or

            (b)   all such notes that have not been delivered to the trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and NRG or any Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the notes not delivered to the trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption;

          (2)   no Default or Event of Default under such indenture has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which NRG or any Guarantor is a party or by which NRG or any Guarantor is bound;

          (3)   NRG or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and

          (4)   NRG has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.

        In addition, NRG must deliver an officers' certificate and an opinion of counsel to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

Concerning the Trustee

        If the trustee becomes a creditor of NRG or any Guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue (if such indenture has been qualified under the Trust Indenture Act) or resign.

        The holders of a majority in principal amount of the notes that are outstanding will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to the provisions of the indenture, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

Additional Information

        Anyone who receives this prospectus may obtain a copy of the indenture and the registration rights agreement without charge by writing to NRG Energy, Inc., 804 Carnegie Center, Princeton, NJ 08540, Attention: Investor Relations.

Certain Definitions

        Set forth below are certain defined terms used in the indenture. Reference is made to the indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings.

        "Applicable Laws" means, as to any Person, any law, rule, regulation, ordinance or treaty, or any determination, ruling or other directive by or from a court, arbitrator or other governmental authority, including the Electric Reliability Council of Texas, or any other entity succeeding thereto, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

        "Applicable Premium" means, with respect to any note on any redemption date, the greater of:

          (1)   1.0% of the principal amount of such note; or

          (2)   the excess (if any) of:

            (a)   the present value at such redemption date of (i) the redemption price of such note at July 15, 2021 (such redemption price being set forth in the table appearing above under the caption "—Optional Redemption") plus (ii) all required interest payments due on the note through July 15, 2021 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

            (b)   the principal amount of the note.

        "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

        "Board of Directors" means:

          (1)   with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

          (2)   with respect to a partnership, the Board of Directors of the general partner of the partnership;

          (3)   with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and

          (4)   with respect to any other Person, the board or committee of such Person serving a similar function.

        "Capital Lease Obligation" means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

        "Capital Stock" means:

          (1)   in the case of a corporation, corporate stock;

          (2)   in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3)   in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

          (4)   any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

        "Change of Control" means the occurrence of any of the following:

          (1)   the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of NRG and its Subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of NRG or any of its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan);

          (2)   the adoption of a plan relating to the liquidation or dissolution of NRG; or

          (3)   the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than a corporation owned directly or indirectly by the stockholders of NRG in substantially the same proportion as their ownership of stock of NRG prior to such transaction, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of NRG, measured by voting power rather than number of shares.

        "Change of Control Offer" has the meaning assigned to it in the indenture governing the notes.

        "Change of Control Triggering Event" means (i) a Change of Control has occurred and (ii) the notes are downgraded by either S&P or Moody's on any date during the period commencing 60 days prior to the consummation of such Change of Control and ending 60 days following consummation of such Change of Control.

        "Consolidated Cash Flow" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:

          (1)   an amount equal to any extraordinary loss (including any loss on the extinguishment or conversion of Indebtedness or any net loss on the disposition of assets), to the extent such losses were deducted in computing such Consolidated Net Income; plus

          (2)   provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

          (3)   the Fixed Charges of such Person and its Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income; plus

          (4)   any expenses or charges related to any equity offering, investment, acquisition, disposition, recapitalization or Indebtedness permitted to be incurred by the indenture including a refinancing thereof (whether or not successful), including such fees, expenses or charges related to the offering of the notes and the Credit Agreement, and deducted in computing Consolidated Net Income; plus

          (5)   any professional and underwriting fees related to any equity offering, investment, acquisition, recapitalization or Indebtedness permitted to be incurred under the indenture and, in each case, deducted in such period in computing Consolidated Net Income; plus

          (6)   the amount of any minority interest expense deducted in calculating Consolidated Net Income (less the amount of any cash dividends paid to the holders of such minority interests); plus

          (7)   any non-cash gain or loss attributable to mark to market adjustments in connection with Hedging Obligations; plus

          (8)   without duplication, any writeoffs, writedowns or other non-cash charges reducing Consolidated Net Income for such period, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period; plus

          (9)   all items classified as extraordinary, unusual or nonrecurring non-cash losses or charges (including, without limitation, severance, relocation and other restructuring costs), and related tax effects according to GAAP to the extent such non-cash charges or losses were deducted in computing such Consolidated Net Income; plus

          (10) depreciation, depletion, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges and expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, depletion, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

          (11) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business; in each case, on a consolidated basis and determined in accordance with GAAP (including, without limitation, any increase in amortization or depreciation or other non-cash charges resulting from the application of purchase accounting in relation to any acquisition that is consummated after the issue date; minus

          (12) interest income for such period.

        "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

          (1)   the Net Income of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions (including pursuant to other intercompany payments but excluding concurrent cash distributions) paid in cash to the specified Person or a Subsidiary of the Person;

          (2)   the cumulative effect of a change in accounting principles will be excluded;

          (3)   any net after-tax non-recurring or unusual gains, losses (less all fees and expenses relating thereto) or other charges or revenue or expenses (including, without limitation, relating to severance, relocation and one-time compensation charges) shall be excluded;

          (4)   any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights to officers, directors or employees shall be excluded, whether under FASB 123R or otherwise;

          (5)   any net after-tax income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations shall be excluded;

          (6)   any gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions shall be excluded; and

          (7)   any impairment charge or asset write-off pursuant to Financial Accounting Statement No. 142 and No. 144 or any successor pronouncement shall be excluded.

        "Continuing" means, with respect to any Default or Event of Default, that such Default or Event of Default has not been cured or waived.

        "Credit Agreement" means the Second Amended and Restated Credit Agreement, dated June 30, 2016, among NRG, the lenders party thereto, Citicorp North America, Inc., as administrative agent and collateral agent, and various other parties acting as joint bookrunner, joint lead arranger or in various agency capacities, as described in this prospectus under the heading "Description of Certain Other Indebtedness", as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.

        "Credit Facilities" means (i) one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders or other counterparties providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits) receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, (ii) debt securities sold to institutional investors and/or (iii) Hedging Obligations with any counterparties, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

        "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

        "Environmental CapEx Debt" means Indebtedness of NRG or any of its Subsidiaries incurred for the purpose of financing capital expenditures to the extent deemed reasonably necessary, as determined by NRG or any of its Subsidiaries, as applicable, in good faith and pursuant to prudent judgment, to comply with applicable Environmental Laws.

        "Environmental Laws" means all former, current and future federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances and codes, and legally binding decrees, judgments, directives and orders (including consent orders), in each case, relating to protection of the environment, natural resources, occupational health and safety or the presence, release of, or exposure to, hazardous materials, substances or wastes, or the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of, or the arrangement for such activities with respect to, hazardous materials, substances or wastes.

        "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

        "Existing Liens" means Liens on the property or assets of NRG and/or any of its Subsidiaries existing on the date of the indenture securing Indebtedness of NRG or any of its Subsidiaries (other than Liens incurred pursuant to clause (1) of the covenant described above under the caption "—Liens").

        "Fixed Charges" means, with respect to any specified Person for any period, the sum, without duplication, of:

          (1)   the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, and net of the effect of all payments made or received pursuant to Hedging Obligations in respect of interest rates; plus

          (2)   the consolidated interest of such Person and its Subsidiaries that was capitalized during such period; plus

          (3)   any interest accruing on Indebtedness of another Person that is Guaranteed by such Person or one of its Subsidiaries or secured by a Lien on assets of such Person or one of its Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

          (4)   the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock of such Person or any of its Subsidiaries, other than dividends on Equity Interests payable in Equity Interests of NRG or to NRG or a Subsidiary of NRG, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP; minus

          (5)   interest income for such period.

        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided, however, that if any operating lease would be recharacterized as a capital lease due to changes in the accounting treatment of such operating leases under GAAP since the issue date, then solely with respect to the accounting treatment of any such lease, GAAP shall be interpreted as it was in effect on the issue date.

        "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America (including any agency or instrumentality thereof) for the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

        "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise); provided that standard contractual indemnities which do not relate to Indebtedness shall not be considered a Guarantee.

        "Guarantors" means each of:

          (1)   NRG's Subsidiaries that Guarantee the notes on the date of the indenture, until such time as they are released pursuant to the provisions of the indenture;

          (2)   any other Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the indenture,

and their respective successors and assigns.

        "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under:

          (1)   currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and

          (2)   (i) agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates, commodity prices or commodity transportation or transmission pricing or availability; (ii) any netting arrangements, power purchase and sale agreements, fuel purchase and sale agreements, swaps, options and other agreements, in each case, that fluctuate in value with fluctuations in energy, power or gas prices; and (iii) agreements or arrangements for commercial or trading activities with respect to the purchase, transmission, distribution, sale, lease or hedge of any energy related commodity or service.

        "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables, except as provided in clause (5) below, and surety bonds), whether or not contingent:

          (1)   in respect of borrowed money;

          (2)   evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

          (3)   in respect of banker's acceptances;

          (4)   representing Capital Lease Obligations in respect of sale and leaseback transactions;

          (5)   representing the balance of deferred and unpaid purchase price of any property or services with a scheduled due date more than six months after such property is acquired or such services are completed; or

          (6)   representing the net amount owing under any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.

        In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person; provided that the amount of such Indebtedness shall be deemed not to exceed the lesser of the amount secured by such Lien and the value of the Person's property securing such Lien.

        "issue date" means August 2, 2016.

        "Lien" means, with respect to any asset:

          (1)   any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, restriction, collateral assignment, charge or security interest in, on or of such asset;

          (2)   the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and

          (3)   in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities.

        "Moody's" means Moody's Investors Service, Inc. or any successor entity.

        "Necessary CapEx Debt" means Indebtedness of NRG or any of its Subsidiaries incurred for the purpose of financing capital expenditures (other than capital expenditures financed by Environmental CapEx Debt) that are required by Applicable Law or are undertaken for health and safety reasons. The term "Necessary CapEx Debt" does not include any Indebtedness incurred for the purpose of financing capital expenditures undertaken primarily to increase the efficiency of, expand or re-power any power generation facility.

        "Net Income" means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends or accretion, excluding, however:

          (1)   any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries; and

          (2)   any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

        "Non-Recourse Debt" means Indebtedness as to which neither NRG nor any of its Subsidiaries is liable as a guarantor or otherwise.

        "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

        "Principal Property" means any building, structure or other facility, and all related property, plant or equipment or other long-term assets used or useful in the ownership, development, construction or operation of such building, structure or other facility owned or leased by NRG or any Guarantor and having a net book value in excess of 2.0% of Total Assets, except any such building, structure or other facility (or related property, plant or equipment) that in the opinion of the Board of Directors is not of material importance to the business conducted by NRG and its consolidated Subsidiaries, taken as a whole.

        "Pro Forma Cost Savings" means, without duplication, with respect to any period, reductions in costs and related adjustments that have been actually realized or are projected by NRG's Chief Financial Officer in good faith to result from reasonably identifiable and factually supportable actions or events, but only if such reductions in costs and related adjustments are so projected by NRG to be realized during the consecutive four-quarter period commencing after the transaction giving rise to such calculation.

        "Project Debt" means Indebtedness of one or more Project Subsidiaries incurred for the purpose of holding, constructing or acquiring power generation facilities or related or ancillary assets or properties; provided that NRG is not liable with respect to such Indebtedness except to the extent of a non-recourse pledge of equity interests in one or more Project Subsidiaries.

        "Project Subsidiary" means any Subsidiary of NRG held for the purpose of holding, constructing or acquiring power generation facilities or related or ancillary assets or properties and any Subsidiary of NRG whose assets consist primarily of equity interests in one or more other Project Subsidiaries; provided that a Subsidiary will cease to be a Project Subsidiary if it Guarantees any Indebtedness of NRG other than obligations of NRG related to Project Debt of one or more Project Subsidiaries.

        "Refinancing Liens" means Liens granted in connection with amending, extending, modifying, renewing, replacing, refunding or refinancing in whole or in part any Indebtedness secured by Liens described in clauses (2) through (10) of the covenant described above under the caption "—Liens"; provided that Refinancing Liens do not (a) extend to property or assets other than property or assets of the type that were subject to the original Lien or (b) secure Indebtedness having a principal amount in excess of the amount of Indebtedness being extended, renewed, replaced or refinanced, plus the amount of any fees and expenses (including premiums) related to any such extension, renewal, replacement or refinancing.

        "S&P" means Standard & Poor's Ratings Group or any successor entity.

        "Secured Leverage Ratio" means, as of any date of determination (for purposes of this definition, the "Calculation Date"), the ratio of (a) the Total Secured Debt as of such date to (b) the Consolidated Cash Flow of NRG for the four most recent full fiscal quarters ending immediately prior to such date for which financial statements are publicly available. For purposes of making the computation referred to above:

          (1)   investments and acquisitions that have been made by NRG or any of its Subsidiaries, including through mergers or consolidations, or any Person or any of its Subsidiaries acquired by NRG or any of its Subsidiaries, and including any related financing transactions and including increases in ownership of Subsidiaries, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date will be given pro forma effect (in accordance with Regulation S-X under the Securities Act, but including all Pro Forma Cost Savings) as if they had occurred on the first day of the four-quarter reference period;

          (2)   the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded;

          (3)   any Person that is a Subsidiary on the Calculation Date will be deemed to have been a Subsidiary at all times during such four-quarter period; and

          (4)   any Person that is not a Subsidiary on the Calculation Date will be deemed not to have been a Subsidiary at any time during such four-quarter period.

        "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of the indenture.

        "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the date of the indenture, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

        "Subsidiary" means, with respect to any specified Person:

          (1)   any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

          (2)   any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

        "Subsidiary Guarantee" means the Guarantee by each Guarantor of NRG's obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.

        "Total Assets" means the total consolidated assets of NRG and its Subsidiaries determined on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of NRG.

        "Total Secured Debt" means, as of any date of determination, the aggregate principal amount of Indebtedness of NRG and the Guarantors outstanding on such date that is secured by a Lien on any property or assets of NRG or any of the Guarantors (including Capital Stock of Subsidiaries of NRG or Indebtedness of Subsidiaries of NRG); provided that (i) Total Secured Debt will include only the amount of payments that NRG or any of the Guarantors would be required to make, on the date Total Secured Debt is being determined, in the event of any early termination or similar event on such date of determination and (ii) for the avoidance of doubt, Total Secured Debt will not include the undrawn amount of any outstanding letters of credit.

        "Treasury Rate" means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to July 15, 2021; provided, however, that if the period from the redemption date to July 15, 2021 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

        "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

BOOK-ENTRY, DELIVERY AND FORM

        The Exchange Notes will be initially represented by one or more global notes in fully registered form without interest coupons (the "Global Notes"). The Global Notes will be deposited with the trustee, as custodian for DTC, in New York, New York, and registered in the name of DTC or its nominee, in each case for the credit to an account of a direct or indirect participant in DTC as described below. We expect that, pursuant to procedures established by DTC, (i) upon the issuance of the Global Notes, DTC or its custodian will credit, on its internal system, the principal amount at maturity of the individual beneficial interests represented by such Global Notes to the respective accounts of persons who have accounts with such depositary ("participants") and (ii) ownership of beneficial interests in the Global Notes will be shown on, and the transfer of such ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants). Such accounts initially will be designated by or on behalf of the initial purchasers and ownership of beneficial interests in the Global Notes will be limited to participants or persons who hold interests through participants. Holders may hold their interests in the Global Notes directly through DTC if they are participants in such system, or indirectly through organizations that are participants in such system.

        So long as DTC or its nominee is the registered owner or holder of the notes, DTC or such nominee, as the case may be, will be considered the sole owner or holder of the notes represented by such Global Notes for all purposes under the indenture. No beneficial owner of an interest in the Global Notes will be able to transfer that interest except in accordance with DTC's procedures, in addition to those provided for under the indenture with respect to the notes.

        Payments of the principal of, premium (if any), and interest on, the Global Notes will be made to DTC or its nominee, as the case may be, as the registered owner thereof. None of the Issuer, the trustee or any paying agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

        We expect that DTC or its nominee, upon receipt of any payment of principal of, premium (if any), and interest on the Global Notes, will credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the Global Notes as shown on the records of DTC or its nominee. We also expect that payments by participants to owners of beneficial interests in the Global Notes held through such participants will be governed by standing instructions and customary practice, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of such participants.

        Transfers between participants in DTC will be effected in the ordinary way through DTC's same-day funds system in accordance with DTC rules and will be settled in same-day funds.

        DTC has advised us that it will take any action permitted to be taken by a holder of notes (including the presentation of notes for exchange as described below) only at the direction of one or more participants to whose account the DTC interests in the Global Notes are credited and only in respect of such portion of the aggregate principal amount of notes as to which such participant or participants has or have given such direction. However, if there is an event of default under the indenture governing the notes, DTC will exchange the global notes for Certificated Notes (as defined below), which it will distribute to its participants.

        DTC has advised us as follows: DTC is a limited-purpose trust company organized under New York banking law, a "banking organization" within the meaning of the New York banking law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York

Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for issues of U.S. and non-U.S. equity, corporate and municipal debt issues that participants deposit with DTC. DTC also facilitates the post-trade settlement among participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between participants' accounts. This eliminates the need for physical movement of securities certificates. Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to indirect participants such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

        Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Global Notes among participants of DTC, it is under no obligation to perform such procedures, and such procedures may be discontinued at any time. None of us, the trustee or any paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Certificated Securities

        A Global Note is exchangeable for certificated notes in fully registered form without interest coupons ("Certificated Securities") only in the following limited circumstances:

  •
  DTC notifies us that it is unwilling or unable to continue as depositary for the Global Notes and we fail to appoint a successor depositary within 90 days of such notice, or

  •
  there shall have occurred and be continuing an event of default with respect to the notes under the indenture and DTC shall have requested the issuance of Certificated Securities.

        The laws of some states require that certain persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer the notes is and will be limited to such extent.

 CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of certain United States federal income tax considerations relating to the exchange of Old Notes for Exchange Notes in the exchange offer. It does not contain a complete analysis of all the potential tax considerations relating to the exchange. This summary is limited to holders of Old Notes who hold the Old Notes as "capital assets" (in general, assets held for investment). Special situations, such as the following, are not addressed:

  •
  tax consequences to holders who may be subject to special tax treatment, such as tax-exempt entities, dealers in securities or currencies, banks, other financial institutions, insurance companies, regulated investment companies, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings or corporations that accumulate earnings to avoid United States federal income tax;

  •
  tax consequences to persons holding notes as part of a hedging, integrated, constructive sale or conversion transaction or a straddle or other risk reduction transaction;

  •
  tax consequences to holders whose "functional currency" is not the United States dollar;

  •
  tax consequences to persons who hold notes through a partnership or similar pass-through entity;

  •
  United States federal gift tax, estate tax or alternative minimum tax consequences, if any; or

  •
  any state, local or non-United States tax consequences.

        The discussion below is based upon the provisions of the United States Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations promulgated thereunder, and rulings, judicial decisions and administrative interpretations thereunder, as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those discussed below.

Consequences of tendering Old Notes

        The exchange of your Old Notes for Exchange Notes in the exchange offer should not constitute an exchange for United States federal income tax purposes because the Exchange Notes should not be considered to differ materially in kind or extent from the Old Notes. Accordingly, the exchange offer should have no United States federal income tax consequences to you if you exchange your Old Notes for Exchange Notes. For example, there should be no change in your tax basis and your holding period should carry over to the Exchange Notes. In addition, the United States federal income tax consequences of holding and disposing of your Exchange Notes should be the same as those applicable to your Old Notes.

        The preceding discussion of certain United States federal income tax considerations of the exchange offer is for general information only and is not tax advice. Accordingly, each investor should consult its own tax advisor as to particular tax consequences to it of exchanging Old Notes for Exchange Notes, including the applicability and effect of any state, local or foreign tax laws, and of any proposed changes in applicable laws.

 PLAN OF DISTRIBUTION

        Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker or dealer in connection with resales of Exchange Notes received in exchange for Old Notes if the Old Notes were acquired as a result of market-making activities or other trading activities.

        We have agreed to make this prospectus, as amended or supplemented, available to any broker-dealer to use in connection with any such resale for a period of at least one year after the expiration date. In addition, until (90 days after the date of this prospectus), all broker-dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

        We will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions:

  •
  in the over-the-counter market;

  •
  in negotiated transactions; or

  •
  through the writing of options on the Exchange Notes or a combination of such methods of resale.

        These resales may be made:

  •
  at market prices prevailing at the time of resale;

  •
  at prices related to such prevailing market prices; or

  •
  at negotiated prices.

        Any such resale may be made directly to purchasers or to or through brokers or dealers. Brokers or dealers may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker or dealer that resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to be an underwriter within the meaning of the Securities Act.

        Any profit on any resale of Exchange Notes and any commissions or concessions received by any broker or dealer may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        Furthermore, any broker-dealer that acquired any of its Old Notes directly from us and any broker or dealer that participates in a distribution of the Exchange Notes:

  •
  may not rely on the applicable interpretation of the Staff of the SEC's position contained in Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993) and therefore may not participate in the exchange offer; and

  •
  must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Old Notes.

        For a period of one year after the expiration of the exchange offer we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests those documents in the letter of transmittal. We have agreed to pay all expenses incident to performance of our obligations in connection with the exchange offer, other than commissions or concessions of any brokers or dealers. We will indemnify the holders of the Exchange Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act, and will contribute to payments that they may be required to make in request thereof.

 LEGAL MATTERS

        Certain legal matters relating to the validity of the Exchange Notes will be passed upon for us by Kirkland & Ellis LLP, Chicago, Illinois. Certain matters of Minnesota law will be passed on by Stinson Leonard Street LLP, Minneapolis, Minnesota. Certain matters of Oregon law will be passed on by Perkins Coie LLP, Portland, Oregon. Certain matters of Vermont law will be passed on by Paul Frank + Collins P.C., Burlington, Vermont.

EXPERTS

        The consolidated financial statements and schedules of NRG Energy, Inc. as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, and management's assessment of internal control over financial reporting as of December 31, 2016 have been incorporated by reference herein, in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon authority of said firms as experts in accounting and auditing.

        The audit report covering the December 31, 2016 consolidated financial statements contains an emphasis of matter paragraph regarding GenOn Energy, Inc. and its consolidated subsidiaries' ability to continue as a going concern.

NRG Energy, Inc.

Exchange Offer for
$1,250,000,000

6.625% Senior Notes due 2027

PROSPECTUS

                        , 2017

        We have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You may not rely on unauthorized information or representations.

        This prospectus does not offer to sell or ask for offers to buy any of the securities in any jurisdiction where it is unlawful, where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the securities.

        The information in this prospectus is current only as of the date on its cover, and may change after that date. For any time after the cover date of this prospectus, we do not represent that our affairs are the same as described or that the information in this prospectus is correct, nor do we imply those things by delivering this prospectus or selling securities to you.

        Until                        , 2017, all dealers that effect transactions in these securities, whether or not participating in the exchange offer may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

Delaware

        Section 145 of the Delaware General Corporation Law (the "DGCL") authorizes a corporation, subject to the procedures and limitations stated therein, to indemnify its directors, officers, employees and agents against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred provided they act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. In the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

        Article NINE of our Amended and Restated Certificate of Incorporation provides for the limitation of liability of directors and for the indemnification of directors and officers. Article NINE states that to the fullest extent permitted by the DGCL, and except as otherwise provided in our by-laws, (i) no director of the Company shall be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Company or its stockholders; and (ii) the Company shall indemnify its officers and directors.

        Set forth below are material provisions of Article FIVE of our Third Amended and Restated By-laws that authorize the indemnification of directors and officers:

  •
  Section 1 of Article FIVE provides that our directors and officers shall be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL. In addition, this right of indemnification continues to persons who have ceased to be our directors or officers and to his or her heirs, executors and administrators; provided, however, that, except with respect to proceedings to enforce rights to indemnification, the Company shall not indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee except to the extent such proceeding was authorized in writing by the Board of Directors of the Company.

  •
  Section 3 of Article FIVE provides that the Company may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Company against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Company would have the power to indemnify such person against such expenses, liability or loss under the DGCL.

  •
  Section 5 of Article FIVE provides that the rights to indemnification conferred in Article FIVE of our by-laws and in our certificate of incorporation shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

        The charter documents of each of NRG Generation Holdings Inc. and Texas Genco Financing Corp. provide for the indemnification of directors and officers to the fullest extent authorized by the DGCL.

        The bylaws of NRG Generation Holdings Inc. provide, subject to certain exceptions, for the indemnification of all current and former directors, officers, employees or agents against expenses, judgments, fines and amounts paid in connection with actions (other than actions by or in the right of the corporation for which the person seeking indemnification has been adjudicated liable to the corporation) taken against such person by reason of the fact that he or she was a director, officer, employee or agent of the corporation. The bylaws of Texas Genco Financing Corp. provide, subject to certain exceptions, for the indemnification of all current and former directors, officers, employees or agents against expenses, judgments, fines and amounts paid in connection with actions to which such person is a party by reason of the fact that he or she was a director, officer, employee or agent of the corporation, except that the corporation shall be required to indemnify a person for an action initiated by that person only if the proceeding was authorized by the board of directors. The bylaws of Green Mountain Energy Company, Indian River Operations Inc., NRG Affiliate Services Inc., NRG Arthur Kill Operations Inc., NRG Astoria Gas Turbine Operations Inc., NRG Cabrillo Power Operations Inc., NRG Connecticut Affiliate Services Inc., NRG Development Company Inc., NRG Devon Operations Inc., NRG Dunkirk Operations, Inc., NRG El Segundo Operations Inc., NRG Huntley Operations Inc., NRG Mextrans Inc., NRG MidAtlantic Affiliate Services Inc., NRG Middletown Operations Inc., NRG Montville Operations Inc., NRG North Central Operations, Inc., NRG Northeast Affiliate Services Inc., NRG Norwalk Harbor Operations Inc., NRG Operating Services Inc., NRG Oswego Harbor Power Operations Inc., NRG PacGen Inc., NRG Services Corporation, NRG Saguaro Operations Inc., NRG Energy Services International, Inc., NRG South Central Affiliate Services Inc., NRG South Central Operations Inc., NRG Western Affiliate Services Inc., O'Brien Cogeneration, Inc. II, Somerset Operations Inc. and Vienna Operations, Inc. provide generally for the indemnification of directors and officers to the fullest extent authorized by the DGCL, except that the corporation shall be required to indemnify a person for an action initiated by that person only if the proceeding was authorized by the board of directors.

        Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        The limited liability company agreements of each of Arthur Kill Power LLC, Astoria Gas Turbine Power LLC, Conemaugh Power LLC, Bayou Cove Peaking Power, LLC, Connecticut Jet Power LLC, Devon Power LLC, Dunkirk Power LLC, Huntley Power LLC, Indian River Power LLC, Keystone Power LLC, Middletown Power LLC, Montville Power LLC, Norwalk Power LLC, NRG Advisory Services LLC, NRG Bayou Cove LLC, NRG Business Services LLC, NRG California Peaker Operations LLC, NRG Ecokap Holdings LLC, NRG Greenco LLC, NRG Ilion LP LLC, NRG International LLC, NRG New Roads Holdings LLC, NRG Rockford Acquisition LLC, NRG SPV #1 LLC, NRG South Central Generating LLC, NRG West Coast LLC, Oswego Harbor Power LLC, Saguaro Power LLC, Somerset Power LLC and Vienna Power LLC provide, to the fullest extent permitted under Delaware law, that the companies may indemnify any member, manager, officer, employee or agent of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer, employee or agent of the companies, provided the person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the company.

        The limited liability company agreements of each of Allied Home Warranty GP LLC, Cabrillo Power I LLC, Cabrillo Power II LLC, El Segundo Power, LLC, NRG Energy Labor Services LLC, NRG Energy Services Group LLC, NRG SimplySmart Solutions LLC and WCP (Generation) Holdings LLC provide that the companies shall indemnify each member representative from any claims asserted by or on behalf of any person that are attributable to such representative's service on the management committee, other than such claims arising out of the fraud or willful misconduct of such representative.

        The limited liability company agreements of each of GCP Funding Company LLC, Louisiana Generating LLC, New Genco GP LLC, Texas Genco LP, LLC and Texas Genco Operating Services LLC provide that the companies shall, to the fullest extent permitted by Delaware law, indemnify any member, officer, or their respective affiliates or agents, for any loss, damage or claim incurred by such person by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority conferred on such member or officer by the limited liability company agreement.

        The limited liability company agreements of each of Energy Alternatives Wholesale, LLC, Energy Plus Holdings LLC, Everything Energy LLC, Gregory Partners, LLC, Gregory Power Partners, LLC, Independence Energy Alliance LLC, Independence Energy Group LLC, Independence Energy Natural Gas LLC, NRG Cedar Bayou Development Company LLC, NRG Business Solutions LLC, NRG Connected Home LLC, NRG Construction LLC, NRG Curtailment Solutions Holdings LLC, NRG Dispatch Services LLC, NRG Distributed Generation PR LLC, NRG Energy Efficiency-L LLC, NRG Home & Business Solutions LLC, NRG Home Solutions LLC, NRG Home Solutions Product LLC, NRG Homer City Services LLC, NRG HQ DG LLC, NRG Identity Protect LLC, NRG Maintenance Services LLC, NRG Portable Power LLC, NRG Power Marketing LLC, NRG Reliability Solutions LLC, NRG Renter's Protection LLC, NRG Retail Northeast LLC, NRG Security LLC, NRG Texas LLC, NRG Texas Power LLC, NRG Texas Gregory LLC, NRG Warranty Services LLC, Reliant Energy Northeast LLC, West Coast Power LLC and US Retailers LLC provide that the companies shall, to the fullest extent permitted by Delaware law, indemnify any member, manager, or their respective affiliates or agents, for any losses arising from any actions in which the covered person is involved by reason of the covered person's relation to the company. The covered persons shall not be entitled to indemnification with respect to any claim with respect to which the covered person has engaged in fraud, willful misconduct, bad faith or gross negligence, or with respect to any claim brought by the covered person unless authorized by the board.

        The limited liability company agreement of Meriden Gas Turbines LLC provides that the companies shall indemnify any member, officer, or their respective affiliates or agents, against any claims that arise out of, related to or are otherwise attributable to, directly or indirectly, a breach by the member of the limited liability company agreement, and for the negligence, gross negligence or willful misconduct of the member in connection with the agreement.

        Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against any and all claims and demands whatsoever.

California

        Section 317 of the California General Corporation Law ("CAGCL") authorizes a court to award, or a corporation to grant, indemnity to officers, directors and other agents for reasonable expenses incurred in connection with the defense or settlement of an action by or in the right of the corporation or in a proceeding by reason of the fact that the person is or was an officer, director, or agent of the corporation. Indemnity is available where the person party to a proceeding or action acted in good faith and in a manner reasonably believed to be in the best interests of the corporation and its shareholders and, with respect to criminal actions, had no reasonable cause to believe his conduct was unlawful. To the extent a corporation's officer, director or agent is successful on the merits in the defense of any proceeding or any claim, issue or related matter, that person shall be indemnified against expenses actually and reasonably incurred. Under Section 317 of the CAGCL, expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of any undertaking by or on behalf of the officer, director, employee or agent to repay that amount if it is ultimately determined that the person is not entitled to be indemnified. Indemnifications are to be made by a majority vote of a quorum of disinterested directors, or by approval of members not including those persons to be indemnified, or by the court in which such proceeding is or was pending upon application made by either the corporation, the agent, the attorney, or other person rendering services in connection with the defense. The indemnification provided by Section 317 is not exclusive of any other rights to which those seeking indemnification may be entitled.

        Section 17155 of the Beverly-Killea Limited Liability Company Act, which provides that, except for a breach of certain fiduciary duties, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity.

        The limited liability company agreement of Eastern Sierra Energy Company LLC is silent regarding indemnification of directors and officers.

New York

        Section 724 of the Business Corporation Law of the State of New York (the "NYBSC") provides that notwithstanding the failure of a corporation to provide indemnification, indemnification shall be awarded by a court to the extent authorized under the NYBSC. Application therefor may be made, in every case, either: (1) in the civil action or proceeding in which the expenses were incurred or other amounts were paid, or (2) to the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid. Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys' fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

        The amended and restated bylaws of Ace Energy, Inc., BidURenergy, Inc. NRG Curtailment Solutions, Inc. are silent regarding indemnification of directors and officers.

Minnesota

        Section 302A.521 of the Minnesota Business Corporation Act provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person, under certain circumstances and subject to certain conditions and limitations as stated therein and set forth in the articles of incorporation or bylaws of such corporation, against judgments, penalties, fines (including, without limitation, excise taxes assessed against such person with respect to any employee benefit plan), settlements and reasonable expenses (including attorneys' fees and disbursements incurred by such person in connection with the proceeding) if, with respect to the acts or omissions of such person complained of in the proceeding, such person: has not been indemnified therefor by another organization or employee benefit plan, acted in good faith, received no improper personal benefit and, in the case of a conflict of interest, any requirements relating to directors' conflicts of interest as set forth under the Minnesota Statutes Section 302A.255, as applicable, have been satisfied, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and reasonably believed that the conduct was in the best interests of the corporation or reasonably believed that the conduct was not opposed to the best interests of the corporation.

        The bylaws of NEO Corporation provide that the corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person acting for the corporation or acting in an official capacity with another entity at the direction or request of the corporation, according to the terms and under the procedures provided in Minnesota Statutes Section 302A.

Oregon

        The Oregon Business Corporation Act (the "OBCA") permits a corporation to include in its articles of incorporation a provision limiting or eliminating personal liability of a director to the corporation and its shareholders for monetary damages for conduct as a director, except for (a) any breach of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any unlawful distribution; and (d) any transaction from which the director derived an improper personal benefit. The OBCA permits indemnification of officers and directors of the Registrant under certain conditions and subject to certain limitations. Section 60.411 of the OBCA also provides that a corporation has the power to purchase and maintain insurance on behalf of an individual against any liability asserted against or incurred by the individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, even if the corporation had no power to indemnify the individual against such liability under the provisions of Sections 60.391 or 60.394.

        The bylaws of ONSITE Energy, Inc. provide that the corporation shall indemnify to the fullest extent permitted by the OBCA any person against any proceeding by reason of the fact that the person is or was a director of the corporation or serves at the request of an officer or director of the corporation.

Texas

        Article 2.02-1 of the Texas Business Corporation Act ("TXBCA") authorizes a Texas corporation to indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding, including any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative because the person is or was a director. The TXBCA provides that unless a court of competent jurisdiction determines otherwise, indemnification is permitted only if it is determined that the person (1) conducted himself in good faith; (2) reasonably believed (a) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation's best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. A person may be indemnified under Article 2.02-1 of the TXBCA against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person (including court costs and attorneys' fees), but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by him, the indemnification is limited to reasonable expenses actually incurred and shall not be made in respect of any proceeding in which the person has been found liable for willful or intentional misconduct in the performance of his duty to the corporation. A corporation is obligated under Article 2.02-1 of the TXBCA to indemnify a director or officer against reasonable expenses incurred by him in connection with a proceeding in which he is named defendant or respondent because he is or was director or officer if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding. Under Article 2.02-1 of the TXBCA a corporation may (1) indemnify and advance expenses to an officer, employee, agent or other persons who are or were serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity to the same extent that it may indemnify and advance expenses to its directors, (2) indemnify and advance expenses to directors and such other persons identified in (1) to such further extent, consistent with law, as may be provided in the corporation's articles of incorporation, bylaws, action of its board of directors, or contract or as permitted by common law and (3) purchase and maintain insurance or another arrangement on behalf of directors and such other persons identified in (1) against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person.

        The bylaws of Texas Genco Holdings, Inc. provide for indemnification of directors and officers to the fullest extent permissible under Texas law. The bylaws also provide the company may indemnify any other agent of the company in connection with their agency to the fullest extent permissible under Texas law. The certificates of incorporation of Cirro Energy Services, Inc. and Cirro Group, Inc. provide for indemnification of directors and officers to the fullest extent permissible under Texas law.

        Article 2.20 of the Texas Limited Liability Company Act authorizes a limited liability company to indemnify members and managers, officers, and other persons and purchase and maintain liability insurance for such persons. To the extent that at law or in equity, a member, manager, officer, or other person has duties (including fiduciary duties) and liabilities relating thereto to a limited liability company or to another member or manager, such duties and liabilities may be expanded or restricted by provisions in the regulations.

        The regulations of Energy Choice Solutions LLC, NRG Home Services LLC and Texas Genco GP, LLC provide for indemnification of members, managers, officers, employees or agents of the company to the full extent permissible under Texas law who are party to any action by reason of the indemnitee's relation to the company, provided the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, did not have reasonable cause to believe the indemnitee's conduct was unlawful. The limited liability company agreements of Allied Warranty LLC and Forward Home Security, LLC provide for the indemnification of any member, manager, or their respective affiliates or agents, for any losses arising from any actions in which the covered person is involved by reason of the covered person's relation to the company. The covered persons shall not be entitled to indemnification with respect to any claim with respect to which the covered person has engaged in fraud, willful misconduct, bad faith or gross negligence, or with respect to any claim brought by the covered person unless authorized by the board.

        Article 11 of the Texas Revised Limited Partnership Act ("TRLPA") provides for the indemnification of a general partner, limited partner, employee or agent by the limited partnership under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been a general partner, limited partner, employee or agent of the limited partnership. Under the TRLPA, a limited partnership may purchase insurance on behalf of a general partner, limited partner, employee or agent of the limited partnership against any liability incurred regardless of whether the person could be indemnified under the TLRPA.

        The limited partnership agreements of NRG South Texas LP and Texas Genco Services, LP provide for the indemnification of any general partner, limited partner, employee or agent of the partnership to the fullest extent permissible under Texas law in any action to which the indemnitee becomes, or is threatened to be made, a respondent or defendant because of the indemnitee's relation to the partnership. The partnerships may also purchase insurance against any liabilities incurred with regard to a general partner, limited partner, employee or agent.

Vermont

        The Vermont Business Corporation Act (11A Section 8.51, Section 8.52, Section 8.54, Section 8.55 and Section 8.56) provides that a corporation may indemnify an individual party to a proceeding if such individual was a director who conducted himself in good faith or the director believed his conduct was in the best interests of the corporation.

        The bylaws of Energy Protection Insurance Company provide for indemnification of parties to the fullest extent permissible under the Vermont Business Corporation Act and satisfies certain standards of conduct.

Item 21.    Exhibits.

        Reference is made to the attached Exhibit Index.

Item 22.    Undertakings.

        (a)   Each of the undersigned registrants hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act to any purchaser:

              (i)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement;

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; and

            (iii)  Each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A (§230.430A of this chapter), shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (5)
  That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

        (b)   Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        (c)   Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of such annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (d)   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (e)   The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        (f)    The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Energy, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ENERGY, INC.
By:	/s/ MAURICIO GUTIERREZ
	Name:	Mauricio Gutierrez
	Title:	President and Chief Executive Officer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer (principal accounting officer)
/s/ LAWRENCE S. COBEN Lawrence S. Coben	Chairman of the Board of Directors
/s/ E. SPENCER ABRAHAM E. Spencer Abraham	Director

Signature	Title

/s/ KIRBYJON H. CALDWELL Kirbyjon H. Caldwell	Director
/s/ TERRY G. DALLAS Terry G. Dallas	Director
/s/ WILLIAM E. HANTKE William E. Hantke	Director
/s/ PAUL W. HOBBY Paul W. Hobby	Director
/s/ ANNE C. SCHAUMBURG Anne C. Schaumburg	Director
/s/ EVAN J. SILVERSTEIN Evan J. Silverstein	Director
/s/ BARRY T. SMITHERMAN Barry T. Smitherman	Director
/s/ THOMAS H. WEIDEMEYER Thomas H. Weidemeyer	Director
/s/ C. JOHN WILDER C. John Wilder	Director
/s/ WALTER R. YOUNG Walter R. Young	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Ace Energy, Inc., a New York corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ACE ENERGY, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ ROBERT J. GAUDETTE Robert J. Gaudette	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Allied Warranty LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ALLIED WARRANTY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Allied Home Warranty GP LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ALLIED HOME WARRANTY GP LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Arthur Kill Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ARTHUR KILL POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Astoria Gas Turbine Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, March 1, 2017.

ASTORIA GAS TURBINE POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Bayou Cove Peaking Power, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, March 1, 2017.

BAYOU COVE PEAKING POWER, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG BAYOU COVE LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, BidURenergy, Inc., a New York corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

BIDURENERGY, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ ROBERT J. GAUDETTE Robert J. Gaudette	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cabrillo Power I LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CABRILLO POWER I LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
WEST COAST POWER LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cabrillo Power II LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CABRILLO POWER II LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
WEST COAST POWER LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Carbon Management Solutions LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CARBON MANAGEMENT SOLUTIONS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cirro Energy Services, Inc., a Texas corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CIRRO ENERGY SERVICES, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ ELIZABETH R. KILLINGER Elizabeth R. Killinger	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cirro Group, Inc., a Texas corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CIRRO GROUP, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ ELIZABETH R. KILLINGER Elizabeth R. Killinger	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Clean Edge Energy LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CLEAN EDGE ENERGY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG POWER MARKETING LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Conemaugh Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CONEMAUGH POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Connecticut Jet Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

CONNECTICUT JET POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cottonwood Development LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

COTTONWOOD DEVELOPMENT LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG SOUTH CENTRAL GENERATING LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cottonwood Energy Company LP, a Delaware limited partnership, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

COTTONWOOD ENERGY COMPANY LP
By:	Cottonwood Generating Partners I LLC, its General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
COTTONWOOD GENERATING PARTNERS I LLC			General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cottonwood Generating Partners I LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

COTTONWOOD GENERATING PARTNERS I LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
COTTONWOOD DEVELOPMENT LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cottonwood Generating Partners II LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

COTTONWOOD GENERATING PARTNERS II LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
COTTONWOOD DEVELOPMENT LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cottonwood Generating Partners III LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

COTTONWOOD GENERATING PARTNERS III LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
COTTONWOOD DEVELOPMENT LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Cottonwood Technology Partners LP, a Delaware limited partnership, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

COTTONWOOD TECHNOLOGY PARTNERS LP
By:	Cottonwood Generating Partners I LLC, its General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
COTTONWOOD ENERGY COMPANY LP			General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Devon Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

DEVON POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Dunkirk Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

DUNKIRK POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Eastern Sierra Energy Company LLC, a California limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

EASTERN SIERRA ENERGY COMPANY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
SAGUARO POWER LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, El Segundo Power, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

EL SEGUNDO POWER, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
WEST COAST POWER LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, El Segundo Power II LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

EL SEGUNDO POWER II LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
WEST COAST POWER LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Energy Alternatives Wholesale, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ENERGY ALTERNATIVES WHOLESALE, LLC
By:	/s/ KRISSHNA KOOMAR
	Name:	Krisshna Koomar
	Title:	Vice President

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Energy Choice Solutions LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ENERGY CHOICE SOLUTIONS, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ADVISORY SERVICES LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Energy Plus Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ENERGY PLUS HOLDINGS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG RETAIL LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Energy Plus Natural Gas LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ENERGY PLUS NATURAL GAS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
ENERGY PLUS HOLDINGS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Energy Protection Insurance Company, a Vermont corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ENERGY PROTECTION INSURANCE COMPANY
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer) and Director
/s/ DEAN R. JOBKO Dean R. Jobko	Director
/s/ DERICK WHITE Derick White	Director (Independent)

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Everything Energy LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

EVERYTHING ENERGY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG RETAIL LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Forward Home Security, LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

FORWARD HOME SECURITY, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG SECURITY LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, GCP Funding Company, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

GCP FUNDING COMPANY, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Green Mountain Energy Company, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

GREEN MOUNTAIN ENERGY COMPANY
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasury

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ ELIZABETH R. KILLINGER Elizabeth R. Killinger	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Gregory Partners, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

GREGORY PARTNERS, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG POWER MARKETING LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Gregory Power Partners, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

GREGORY POWER PARTNERS, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS GREGORY LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Huntley Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

HUNTLEY POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Independence Energy Alliance LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

INDEPENDENCE ENERGY ALLIANCE LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
INDEPENDENCE ENERGY GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Independence Energy Group LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

INDEPENDENCE ENERGY GROUP LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
ENERGY PLUS HOLDINGS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Independence Energy Natural Gas LLC, a Delaware limited liability company, has duly caused this to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

INDEPENDENCE ENERGY NATURAL GAS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
INDEPENDENCE ENERGY GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Indian River Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

INDIAN RIVER OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Indian River Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

INDIAN RIVER POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Keystone Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

KEYSTONE POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Langford Wind Power, LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

LANGFORD WIND POWER, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG WIND DEVELOPMENT COMPANY, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Louisiana Generating LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

LOUISIANA GENERATING LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG SOUTH CENTRAL GENERATING LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Meriden Gas Turbines LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

MERIDEN GAS TURBINES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Middletown Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

MIDDLETOWN POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Montville Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

MONTVILLE POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NEO Corporation, a Minnesota corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NEO CORPORATION
By:	/s/ KRISSHNA KOOMAR
	Name:	Krisshna Koomar
	Title:	Vice President

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JAMES V. LOCHER James V. Locher	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NEO Power Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NEO POWER SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JAMES V. LOCHER James V. Locher	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, New Genco GP, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NEW GENCO GP, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Norwalk Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NORWALK POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Advisory Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ADVISORY SERVICES LLC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG AFFILIATE SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Artesian Energy LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ARTESIAN ENERGY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Arthur Kill Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ARTHUR KILL OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Astoria Gas Turbine Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ASTORIA GAS TURBINE OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Bayou Cove LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG BAYOU COVE LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG SOUTH CENTRAL GENERATING LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Business Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG BUSINESS SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Business Solutions LLC, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG BUSINESS SOLUTIONS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RELIANT ENERGY NORTHEAST LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Cabrillo Power Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CABRILLO POWER OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG California Peaker Operations LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CALIFORNIA PEAKER OPERATIONS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG OPERATING SERVICES, INC.			Sole Member
By:	/s/ KRISSHNA KOOMAR
	Name:	Krisshna Koomar
	Title:	Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Cedar Bayou Development Company, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Connected Home LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CONNECTED HOME LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG SECURITY LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Connecticut Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CONNECTICUT AFFILIATE SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Construction LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CONSTRUCTION LLC
By:	/s/ RACHEL SMITH
	Name:	Rachel Smith
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Curtailment Solutions, Inc., a New York corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CURTAILMENT SOLUTIONS, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ ROBERT J. GAUDETTE Robert J. Gaudette	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Curtailment Solutions Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG CURTAILMENT SOLUTIONS HOLDINGS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Development Company Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG DEVELOPMENT COMPANY INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JOHN CHILLEMI John Chillemi	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Devon Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG DEVON OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Dispatch Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG DISPATCH SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Distributed Generation PR LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG DISTRIBUTED GENERATION PR LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Dunkirk Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG DUNKIRK OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG ECOKAP Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ECOKAP HOLDINGS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG El Segundo Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG EL SEGUNDO OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Energy Efficiency-L LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ENERGY EFFICIENCY-L LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Energy Labor Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ENERGY LABOR SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Energy Services Group LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ENERGY SERVICES GROUP LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Energy Services International Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ENERGY SERVICES INTERNATIONAL, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ DONALD SOBOTIK Donald Sobotik	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Energy Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ENERGY SERVICES LLC
By:	/s/ RACHEL SMITH
	Name:	Rachel Smith
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Generation Holdings Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG GENERATION HOLDINGS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER O'HARA Christopher O'Hara	Director
/s/ JUDITH LAGANO Judith Lagano	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Greenco LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG GREENCO LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Home & Business Solutions LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HOME & BUSINESS SOLUTIONS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RELIANT ENERGY RETAIL HOLDINGS, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Home Services LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HOME SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Home Solutions LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HOME SOLUTIONS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Home Solutions Product LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HOME SOLUTIONS PRODUCT LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Homer City Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HOMER CITY SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG HQ DG LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HQ DG LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Huntley Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG HUNTLEY OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Identity Protect LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG IDENTITY PROTECT LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Ilion Limited Partnership, a Delaware limited partnership, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ILION LIMITED PARTNERSHIP
By:	NRG Rockford Acquisition LLC, its General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ROCKFORD ACQUISITION LLC			General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Ilion LP LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ILION LP LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG International LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG INTERNATIONAL LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Maintenance Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG MAINTENANCE SERVICES LLC
By:	/s/ RACHEL SMITH
	Name:	Rachel Smith
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Mextrans Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG MEXTRANS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JOHN CHILLEMI John Chillemi	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG MidAtlantic Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG MIDATLANTIC AFFILIATE SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Middletown Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG MIDDLETOWN OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Montville Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG MONTVILLE OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG New Roads Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG NEW ROADS HOLDINGS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG SOUTH CENTRAL GENERATING LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG North Central Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG NORTH CENTRAL OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Northeast Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG NORTHEAST AFFILIATE SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Norwalk Harbor Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG NORWALK HARBOR OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Operating Services, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG OPERATING SERVICES, INC.
By:	/s/ KRISSHNA KOOMAR
	Name:	Krisshna Koomar
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Oswego Harbor Power Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG OSWEGO HARBOR POWER OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG PacGen Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG PACGEN INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JOHN CHILLEMI John Chillemi	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Portable Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG PORTABLE POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Power Marketing LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG POWER MARKETING LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Reliability Solutions LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG RELIABILITY SOLUTIONS LLC
By:	/s/ RACHEL SMITH
	Name:	Rachel Smith
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Renter's Protection LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG RENTER'S PROTECTION LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Retail LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG RETAIL LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Retail Northeast LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG RETAIL NORTHEAST LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Rockford Acquisition LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG ROCKFORD ACQUISITION LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Saguaro Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SAGUARO OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ GLEN MACKEY Glen Mackey	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Security LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SECURITY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Services Corporation, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SERVICES CORPORATION
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG SimplySmart Solutions LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SIMPLYSMART SOLUTIONS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG RETAIL LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG South Central Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG South Central Generating LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SOUTH CENTRAL GENERATING LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG South Central Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SOUTH CENTRAL OPERATIONS INC.
By:	/s/ KRISSHNA KOOMAR
	Name:	Krisshna Koomar
	Title:	Vice President

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG South Texas LP, a Texas limited partnership, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SOUTH TEXAS LP
By:	Texas Genco GP, LLC, its General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
TEXAS GENCO GP, LLC			General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG SPV #1 LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG SPV #1 LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY SERVICES GROUP LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Texas C&I Supply LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG TEXAS C&I SUPPLY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG RETAIL LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Texas Gregory LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG TEXAS GREGORY LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Texas Holding Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG TEXAS HOLDING INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ DUDLEY D. ZAHN Dudley D. Zahn	Director
/s/ CHRISTOPHER O'HARA Christopher O'Hara	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Texas LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG TEXAS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Texas Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG TEXAS POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Warranty Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG WARRANTY SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG HOME & BUSINESS SOLUTIONS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG West Coast LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG WEST COAST LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, NRG Western Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

NRG WESTERN AFFILIATE SERVICES INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JENNIFER WALLACE Jennifer Wallace	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, O'Brien Cogeneration, Inc. II, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

O'BRIEN COGENERATION, INC. II
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JOHN CHILLEMI John Chillemi	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, ONSITE Energy, Inc., an Oregon corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

ONSITE ENERGY, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ JOHN CHILLEMI John Chillemi	Director
/s/ SEAN BEATTY Sean Beatty	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Oswego Harbor Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

OSWEGO HARBOR POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, RE Retail Receivables, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

RE RETAIL RECEIVABLES, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RELIANT ENERGY RETAIL SERVICES, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Reliant Energy Northeast LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

RELIANT ENERGY NORTHEAST LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RELIANT ENERGY RETAIL HOLDINGS, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Reliant Energy Power Supply, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

RELIANT ENERGY POWER SUPPLY, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RELIANT ENERGY RETAIL HOLDINGS, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Reliant Energy Retail Holdings, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

RELIANT ENERGY RETAIL HOLDINGS, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RERH HOLDINGS, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Reliant Energy Retail Services, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

RELIANT ENERGY RETAIL SERVICES, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
RELIANT ENERGY RETAIL HOLDINGS, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, RERH Holdings, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

RERH HOLDINGS, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG RETAIL, LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Saguaro Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

SAGUARO POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG WEST COAST LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Somerset Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

SOMERSET OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Somerset Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

SOMERSET POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Texas Genco Financing Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

TEXAS GENCO FINANCING CORP.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER O'HARA Christopher O'Hara	Director
/s/ JUDITH LAGANO Judith Lagano	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Texas Genco GP, LLC, a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

TEXAS GENCO GP, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
TEXAS GENCO HOLDINGS, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Texas Genco Holdings, Inc., a Texas limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

TEXAS GENCO HOLDINGS, INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER O'HARA Christopher O'Hara	Director
/s/ JUDITH LAGANO Judith Lagano	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Texas Genco LP, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

TEXAS GENCO LP, LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
TEXAS GENCO HOLDINGS, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Texas Genco Operating Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

TEXAS GENCO OPERATING SERVICES LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG TEXAS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Texas Genco Services, LP, a Texas limited partnership, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

TEXAS GENCO SERVICES, LP
By:	New Genco GP, LLC, its General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NEW GENCO GP, LLC			General Partner
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, US Retailers LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

US RETAILERS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG RETAIL LLC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Vienna Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

VIENNA OPERATIONS INC.
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature	Title

/s/ MAURICIO GUTIERREZ Mauricio Gutierrez	President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen	Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
/s/ CHRISTOPHER S. MOSER Christopher S. Moser	Sole Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Vienna Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

VIENNA POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG ENERGY, INC.			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Senior Vice President and Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, WCP (Generation) Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

WCP (GENERATION) HOLDINGS LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
NRG WEST COAST LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, West Coast Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on March 1, 2017.

WEST COAST POWER LLC
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

* * * * *

        Each person whose signature appears below constitutes and appoints David R. Hill and Brian E. Curci, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 1, 2017.

Signature			Title
/s/ MAURICIO GUTIERREZ Mauricio Gutierrez			President, Chief Executive Officer and Director of NRG Energy, Inc. (principal executive officer)
/s/ KIRKLAND B. ANDREWS Kirkland B. Andrews			Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ DAVID CALLEN David Callen			Senior Vice President and Chief Accounting Officer of NRG Energy, Inc. (principal accounting officer)
WCP (GENERATION) HOLDINGS LLC			Sole Member
By:	/s/ GAETAN FROTTE
	Name:	Gaetan Frotte
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.		Description	Method of Filing
3.01(a	)	Amended and Restated Certificate of Incorporation of NRG Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 10-Q filed on May 3, 2012.
3.01(b	)	Certificate of Amendment of Amended and Restated Certificate of Incorporation of NRG Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on December 14, 2012.
3.01(c	)	Certificate of Amendment of Amended and Restated Certificate of Incorporation of NRG Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on January 24, 2017.
3.02		Fourth Amended and Restated By-Laws of NRG Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on February 13, 2017.
3.03		Certificate of Incorporation of Ace Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.04		Amended & Restated By-Laws of Ace Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.05		Certificate of Formation of Allied Home Warranty GP LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.06		Limited Liability Company Agreement Allied Home Warranty GP LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.07		Certificate of Formation of Allied Warranty LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.08		Limited Liability Company Agreement of Allied Warranty LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.09		Certificate of Formation of Arthur Kill Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.10		Limited Liability Company Agreement of Arthur Kill Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.11		Certificate of Formation of Astoria Gas Turbine Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.12	Limited Liability Company Agreement of Astoria Gas Turbine Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.13	Certificate of Formation of Bayou Cove Peaking Power, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.14	Third Amended and Restated Limited Liability Company Agreement of Bayou Cove Peaking Power, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.15	Certificate of Incorporation of BidURenergy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.16	Amended & Restated By-Laws of BidURenergy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.17	Certificate of Formation of Cabrillo Power I LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.18	Limited Liability Company Agreement of Cabrillo Power I LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.19	Certificate of Formation of Cabrillo Power II LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.20	Limited Liability Company Agreement of Cabrillo Power II LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.21	Certificate of Formation of Carbon Management Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.22	Limited Liability Company Agreement of Carbon Management Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.23	Articles of Incorporation of Cirro Energy Services, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.24	Amended and Restated Bylaws of Cirro Energy Services, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.25	Articles of Incorporation of Cirro Group, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.

Exhibit No.	Description	Method of Filing
3.26	Amended and Restated Bylaws of Cirro Group, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.27	Certificate of Formation of Clean Edge Energy LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.28	Limited Liability Company Agreement of Clean Edge Energy LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.29	Certificate of Formation of Conemaugh Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.30	Limited Liability Company Agreement of Conemaugh Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.31	Certificate of Formation of Connecticut Jet Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.32	Limited Liability Company Agreement of Connecticut Jet Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.33	Certificate of Formation of Cottonwood Development LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.34	Limited Liability Company Agreement of Cottonwood Development LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.35	Certificate of Formation of Cottonwood Energy Company LP	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.36	Limited Partnership Agreement of Cottonwood Energy Company LP	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.37	Certificate of Formation of Cottonwood Generating Partners I LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.38	Limited Liability Company Agreement of Cottonwood Generating Partners I LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.39	Certificate of Formation of Cottonwood Generating Partners II LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.

Exhibit No.	Description	Method of Filing
3.40	Limited Liability Company Agreement of Cottonwood Generating Partners II LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.41	Certificate of Formation of Cottonwood Generating Partners III LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.42	Limited Liability Company Agreement of Cottonwood Generating Partners III LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.43	Certificate of Limited Partnership of Cottonwood Technology Partners LP	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.44	Limited Partnership Agreement of Cottonwood Technology Partners LP	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.45	Certificate of Formation of Devon Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.46	Limited Liability Company Agreement of Devon Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.47	Certificate of Formation of Dunkirk Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.48	Limited Liability Company Agreement of Dunkirk Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.49	Articles of Organization of Eastern Sierra Energy Company LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.50	Limited Liability Company Agreement of Eastern Sierra Energy Company LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.51	Certificate of Formation of El Segundo Power, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.52	Limited Liability Company Agreement of El Segundo Power, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.53	Certificate of Formation of El Segundo Power II LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.54	Limited Liability Company Agreement of El Segundo Power II LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.55	Certificate of Formation of Energy Alternatives Wholesale, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.56	Limited Liability Company Agreement of Energy Alternatives Wholesale, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.57	Certificate of Formation of Energy Choice Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.58	Amended and Restated Limited Liability Company Agreement of Energy Choice Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.59	Certificate of Incorporation of NRG Curtailment Solutions, Inc., as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.60	Amended & Restated By-Laws of NRG Curtailment Solutions, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.61	Certificate of Formation of Energy Plus Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.62	Amended and Restated Limited Liability Company Agreement of Energy Plus Holdings LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.63	Certificate of Formation of Energy Plus Natural Gas LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4, as amended, filed on January 13, 2012.
3.64	Limited Liability Company Agreement of Energy Plus Natural Gas LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4, as amended, filed on January 13, 2012.
3.65	Articles of Incorporation of Energy Protection Insurance Company	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.66	By-Laws of Energy Protection Insurance Company	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.

Exhibit No.	Description	Method of Filing
3.67	Certificate of Formation of Everything Energy LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.68	Second Amended and Restated Limited Liability Company Agreement of Everything Energy LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.69	Certificate of Formation of Forward Home Security, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.70	Amended and Restated Limited Liability Company Agreement of Forward Home Security, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.71	Certificate of Formation of GCP Funding Company, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.72	Limited Liability Company Agreement of GCP Funding Company, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.73	Third Amended and Restated Certificate of Incorporation of Green Mountain Energy Company	Filed herewith.
3.74	By-Laws of Green Mountain Energy Company	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.75	Certificate of Formation of Gregory Partners, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.76	Amended & Restated Limited Liability Company Agreement of Gregory Partners, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.77	Certificate of Formation of Gregory Power Partners LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.78	Limited Liability Company Agreement of Gregory Power Partners LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.79	Certificate of Formation of Huntley Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.80	Limited Liability Company Agreement of Huntley Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.81	Certificate of Formation of Independence Energy Alliance LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 16, 2011.
3.82	Limited Liability Company Agreement of Independence Energy Alliance LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 16, 2011.
3.83	Certificate of Formation of Independence Energy Group LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 16, 2011.
3.84	Limited Liability Company Agreement of Independence Energy Group LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 16, 2011.
3.85	Certificate of Formation of Independence Energy Natural Gas LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 16, 2011.
3.86	Limited Liability Company Agreement of Independence Energy Natural Gas LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 16, 2011.
3.87	Certificate of Incorporation of Indian River Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.88	By-Laws of Indian River Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.89	Certificate of Formation of Indian River Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.90	Limited Liability Company Agreement of Indian River Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.91	Certificate of Formation of Keystone Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.92	Limited Liability Company Agreement of Keystone Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.93	Certificate of Formation of Langford Wind Power, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.94	Limited Liability Company Agreement of Langford Wind Power, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.

Exhibit No.	Description	Method of Filing
3.95	Certificate of Formation of NRG Home Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.96	Amended and Restated Limited Liability Company Agreement of NRG Home Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.97	Certificate of Formation of Louisiana Generating LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.98	Limited Liability Company Agreement of Louisiana Generating LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.99	Certificate of Formation of Meriden Gas Turbines LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.100	Limited Liability Company Agreement of Meriden Gas Turbines LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.101	Certificate of Formation of Middletown Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.102	Limited Liability Company Agreement of Middletown Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.103	Certificate of Formation of Montville Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.104	Limited Liability Company Agreement of Montville Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.105	Articles of Incorporation of NEO Corporation	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.106	By-Laws of NEO Corporation	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.107	Certificate of Incorporation of NEO Power Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.108	By-Laws of NEO Power Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.109	Certificate of Formation of New Genco GP, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.110	Limited Liability Company Agreement of New Genco GP, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.111	Certificate of Formation of Norwalk Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.112	Limited Liability Company Agreement of Norwalk Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.113	Certificate of Formation of NRG Advisory Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.114	Limited Liability Company Agreement of NRG Advisory Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.115	Certificate of Incorporation of NRG Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.116	By-Laws of NRG Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.117	Certificate of Formation of NRG Artesian Energy LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.118	Limited Liability Company Agreement of NRG Artesian Energy LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.119	Certificate of Incorporation of NRG Arthur Kill Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.120	By-Laws of NRG Arthur Kill Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.121	Certificate of Incorporation of NRG Astoria Gas Turbine Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.122	By-Laws of NRG Astoria Gas Turbine Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.123	Certificate of Formation of NRG Bayou Cove LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.124	Amended and Restated Limited Liability Company Agreement of NRG Bayou Cove LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.125	Certificate of Formation of NRG Business Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.126	Limited Liability Company Agreement NRG Business Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.127	Certificate of Formation of NRG Business Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.128	Second Amended & Restated Limited Liability Company Agreement of NRG Business Solutions LLC (previously named Green Mountain Energy Company (NY COM) LLC)	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.129	Certificate of Incorporation of NRG Cabrillo Power Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.130	By-Laws of NRG Cabrillo Power Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.131	Certificate of Formation of NRG California Peaker Operations LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.132	Amended and Restated Limited Liability Company Agreement of NRG California Peaker Operations LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.133	Certificate of Formation of NRG Cedar Bayou Development Company, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.134	Limited Liability Company Agreement of Formation of NRG Cedar Bayou Development Company, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.135	Certificate of Formation of NRG Connected Home LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.

Exhibit No.	Description	Method of Filing
3.136	Limited Liability Company Agreement of NRG Connected Home LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.137	Certificate of Incorporation of NRG Connecticut Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.138	By-Laws of NRG Connecticut Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.139	Certificate of Formation of NRG Construction LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.140	Limited Liability Company Agreement of NRG Construction LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.141	Certificate of Formation of NRG Curtailment Solutions Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.142	Amended & Restated Limited Liability Company Agreement of NRG Curtailment Solutions Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.143	By-Laws of NRG Development Company Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.144	Certificate of Incorporation of NRG Development Company Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.145	Certificate of Incorporation of NRG Devon Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.146	By-Laws of NRG Devon Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.147	Certificate of Formation of NRG Dispatch Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.148	Limited Liability Company Agreement of NRG Dispatch Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.149	Certificate of Formation of NRG Distributed Generation PR LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.

Exhibit No.	Description	Method of Filing
3.150	Limited Liability Company Agreement of NRG Distributed Generation PR LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.151	Certificate of Incorporation of NRG Dunkirk Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.152	By-Laws of NRG Dunkirk Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.153	Certificate of Formation of NRG ECOKAP Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.154	Limited Liability Company Agreement of NRG ECOKAP Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.155	Certificate of Incorporation of NRG El Segundo Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.156	By-Laws of NRG El Segundo Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.157	Certificate of Formation of NRG Energy Efficiency-L LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.158	Limited Liability Company Agreement of NRG Energy Efficiency-L LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.159	Certificate of Formation of NRG Energy Labor Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.160	Limited Liability Company Agreement of NRG Energy Labor Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.161	Certificate of Formation of NRG Energy Services Group LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.162	Limited Liability Company Agreement of NRG Energy Services Group LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.163	Certificate of Incorporation of NRG Energy Services International Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.

Exhibit No.	Description	Method of Filing
3.164	Bylaws of NRG Energy Services International Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.165	Certificate of Formation of NRG HQ DG LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.166	Limited Liability Company Agreement of NRG HQ DG LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 11, 2014.
3.167	Certificate of Formation of NRG Energy Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.168	Limited Liability Company Agreement of NRG Energy Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.169	Second Amended and Restated Certificate of Incorporation of NRG Generation Holdings Inc.	Filed herewith.
3.170	By-Laws of NRG Generation Holdings Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.171	Certificate of Formation of NRG Greenco LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.172	Limited Liability Company Agreement of NRG Greenco LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.173	Certificate of Formation of NRG Home & Business Solutions LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.174	Limited Liability Company Agreement of NRG Home & Business Solutions LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.175	Certificate of Formation of NRG Home Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.176	Limited Liability Company Agreement of NRG Home Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.177	Certificate of Formation of NRG Home Solutions Product LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.

Exhibit No.	Description	Method of Filing
3.178	Limited Liability Company Agreement of NRG Home Solutions Product LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.179	Certificate of Formation of NRG SPV #1 LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.180	Second Amended & Restated Limited Liability Company Agreement of NRG SPV #1 LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.181	Certificate of Formation of NRG Homer City Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.182	Limited Liability Company Agreement of NRG Homer City Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.183	Certificate of Incorporation of NRG Huntley Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.184	By-Laws of NRG Huntley Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.185	Certificate of Formation of NRG Identity Protect LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.186	Limited Liability Company Agreement of NRG Identity Protect LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.187	Certificate of Formation of NRG Ilion Limited Partnership	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.188	Limited Partnership Agreement of NRG Ilion Limited Partnership	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.189	Certificate of Formation of NRG Ilion LP LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.190	Limited Liability Company Agreement of NRG Ilion LP LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.191	Certificate of Formation of NRG International LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.192	Amended and Restated Limited Liability Company Agreement of NRG International LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.193	Certificate of Formation of NRG Maintenance Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.194	Limited Liability Company Agreement of NRG Maintenance Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.195	Certificate of Formation of NRG Mextrans LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.196	Limited Liability Company Agreement of NRG Mextrans LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.197	Certificate of Incorporation of NRG MidAtlantic Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.198	By-Laws of NRG MidAtlantic Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.199	Certificate of Incorporation of NRG Middletown Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.200	By-Laws of NRG Middletown Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.201	Certificate of Incorporation of NRG Montville Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.202	By-Laws of NRG Montville Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.203	Certificate of Formation of NRG New Roads Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.204	Limited Liability Company Agreement of NRG New Roads Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.205	Certificate of Incorporation of NRG North Central Operations, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.206	By-Laws of NRG North Central Operations, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.207	Certificate of Incorporation of NRG Northeast Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.208	By-Laws of NRG Northeast Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.209	Certificate of Incorporation of NRG Norwalk Harbor Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.210	By-Laws of NRG Norwalk Harbor Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.211	Certificate of Incorporation of NRG Operating Services, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.212	By-Laws of NRG Operating Services, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.213	Certificate of Incorporation of NRG Oswego Harbor Power Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.214	By-Laws of NRG Oswego Harbor Power Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.215	Certificate of Incorporation of NRG PacGen Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.216	By-Laws of NRG PacGen Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.217	Certificate of Formation of NRG Portable Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.218	Amended & Restated Limited Liability Company Agreement of NRG Portable Power LLC (previously named NRG Unemployment Protection LLC)	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.219	Certificate of Formation of NRG Power Marketing LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.220	Limited Liability Company Agreement of NRG Power Marketing LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.221	Certificate of Formation of NRG Reliability Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.222	Second Amended and Restated Limited Liability Company Agreement of NRG Reliability Solutions LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.223	Certificate of Formation of NRG Renter's Protection LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.224	Limited Liability Company Agreement of NRG Renter's Protection LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.225	Certificate of Formation of NRG Retail LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.226	Limited Liability Company Agreement of NRG Retail LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.227	Certificate of Formation of NRG Retail Northeast LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.228	Limited Liability Company Agreement of NRG Retail Northeast LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.229	Certificate of Formation of NRG Rockford Acquisition LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.230	Limited Liability Company Agreement of NRG Rockford Acquisition LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.231	Certificate of Incorporation of NRG Saguaro Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.232	By-Laws of NRG Saguaro Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.233	Certificate of Formation of NRG Security LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.

Exhibit No.	Description	Method of Filing
3.234	Limited Liability Company Agreement of NRG Security LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.235	Certificate of Incorporation of NRG Services Corporation	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.236	By-Laws of NRG Services Corporation	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.237	Certificate of Formation of NRG SimplySmart Solutions LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.238	Limited Liability Company Agreement of NRG SimplySmart Solutions LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.239	Certificate of Incorporation of NRG South Central Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.240	By-Laws of NRG South Central Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.241	Certificate of Formation of NRG South Central Generating LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.242	Amended and Restated Limited Liability Company Agreement of NRG South Central Generating LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.243	Certificate of Incorporation of NRG South Central Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.244	By-Laws of NRG South Central Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.245	Certificate of Limited Partnership of NRG South Texas LP	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.246	Limited Partnership Agreement of NRG South Texas LP	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.247	Certificate of Formation of NRG Texas C&I Supply LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.

Exhibit No.	Description	Method of Filing
3.248	Limited Liability Company Agreement of NRG Texas C&I Supply LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.249	Certificate of Formation of NRG Texas Gregory LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on May 8, 2013.
3.250	Limited Liability Company Agreement of NRG Texas Gregory LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on May 8, 2013.
3.251	Certificate of Incorporation of NRG Texas Holding Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.252	By-Laws of NRG Texas Holding Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.253	Certificate of Formation of NRG Texas LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.254	Limited Liability Company Agreement of NRG Texas LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.255	Certificate of Formation of NRG Texas Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.256	Limited Liability Company Agreement of NRG Texas Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.257	Certificate of Formation of NRG Warranty Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.258	Limited Liability Company Agreement of NRG Warranty Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on March 22, 2013.
3.259	Certificate of Formation of NRG West Coast LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.260	Amended and Restated Limited Liability Company Agreement of NRG West Coast LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.261	Certificate of Incorporation of NRG Western Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.

Exhibit No.	Description	Method of Filing
3.262	By-Laws of NRG Western Affiliate Services Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.263	Certificate of Incorporation of O'Brien Cogeneration, Inc. II	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.264	By-Laws of O'Brien Cogeneration, Inc. II	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.265	Certificate of Incorporation of ONSITE Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.266	By-Laws of ONSITE Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on September 10, 2014.
3.267	Certificate of Formation of Oswego Harbor Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.268	Limited Liability Company Agreement of Oswego Harbor Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.269	Certificate of Formation of RE Retail Receivables, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.270	Limited Liability Company Agreement of RE Retail Receivables, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.271	Certificate of Formation of Reliant Energy Northeast LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.272	Limited Liability Company Agreement of Reliant Energy Northeast LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on July 11, 2011.
3.273	Certificate of Formation of Reliant Energy Power Supply, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.274	Limited Liability Company Agreement of Reliant Energy Power Supply, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.275	Certificate of Formation of Reliant Energy Retail Holdings, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.

Exhibit No.	Description	Method of Filing
3.276	Limited Liability Company Agreement of Reliant Energy Retail Holdings, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.277	Certificate of Formation of Reliant Energy Retail Services, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.278	Limited Liability Company Agreement of Reliant Energy Retail Services, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.279	Certificate of Formation of RERH Holdings, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.280	Limited Liability Company Agreement of RERH Holdings, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.281	Certificate of Formation of Saguaro Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.282	Limited Liability Company Agreement of Saguaro Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.283	Certificate of Incorporation of Somerset Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.284	By-Laws of Somerset Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.285	Certificate of Formation of Somerset Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.286	Limited Liability Company Agreement of Somerset Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.287	Certificate of Incorporation of Texas Genco Financing Corp.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.288	By-Laws of Texas Genco Financing Corp.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.289	Certificate of Formation of Texas Genco GP, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.

Exhibit No.	Description	Method of Filing
3.290	Limited Liability Company Agreement of Texas Genco GP, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.291	Certificate of Incorporation of Texas Genco Holdings, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.292	By-Laws of Texas Genco Holdings, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.293	Certificate of Formation of Texas Genco LP, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.294	Limited Liability Company Agreement of Texas Genco LP, LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.295	Certificate of Formation of Texas Genco Operating Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.296	Limited Liability Company Agreement of Texas Genco Operating Services LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.297	Certificate of Limited Partnership of Texas Genco Services, LP	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.298	Amended and Restated Limited Partnership Agreement of Texas Genco Services, LP	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.299	Certificate of Formation of US Retailers LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.300	Fourth Amended and Restated Limited Liability Company Agreement of US Retailers LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.301	Certificate of Incorporation of Vienna Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.302	By-Laws of Vienna Operations Inc.	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.303	Certificate of Formation of Vienna Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.

Exhibit No.	Description	Method of Filing
3.304	Limited Liability Company Agreement of Vienna Power LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on November 3, 2004.
3.305	Certificate of Formation of WCP (Generation) Holdings LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.306	Amended and Restated Limited Liability Company Agreement of WCP (Generation) Holdings LLC	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
3.307	Certificate of Formation of West Coast Power LLC	Incorporated herein by reference to NRG Energy Inc.'s Registration Statement on Form S-4 filed on December 21, 2010.
3.308	Limited Liability Company Agreement of West Coast Power LLC, as amended	Incorporated herein by reference to NRG Energy, Inc.'s Registration Statement on Form S-4 filed on December 14, 2016.
4.01	Supplemental Indenture dated as of December 30, 2005, among NRG Energy, Inc., the subsidiary guarantors named on Schedule A thereto and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on January 4, 2006.
4.02
	Amended and Restated Common Agreement among XL Capital Assurance Inc., Goldman Sachs Mitsui Marine Derivative Products, L.P., Law Debenture Trust Company of New York, The Bank of New York, as Collateral Agent, NRG Peaker Finance Company LLC and each Project Company Party thereto dated as of January 6, 2004, together with Annex A to the Common Agreement	Incorporated herein by reference to NRG Energy, Inc.'s annual report on Form 10-K for the year ended December 31, 2003.
4.03
	Amended and Restated Security Deposit Agreement among NRG Peaker Finance Company, LLC and each Project Company party thereto, and the Bank of New York, as Collateral Agent and Depositary Agent, dated as of January 6, 2004	Incorporated herein by reference to NRG Energy, Inc.'s annual report on Form 10-K for the year ended December 31, 2003.
4.04	NRG Parent Agreement by NRG Energy, Inc. in favor of the Bank of New York, as Collateral Agent, dated as of January 6, 2004	Incorporated herein by reference to NRG Energy, Inc.'s annual report on Form 10-K for the year ended December 31, 2003.

Exhibit No.	Description	Method of Filing
4.05	Indenture dated June 18, 2002, between NRG Peaker Finance Company LLC, as Issuer, Bayou Cove Peaking Power LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC and Sterlington Power LLC, as Guarantors, XL Capital Assurance Inc., as Insurer, and Law Debenture Trust Company, as Successor Trustee to the Bank of New York	Incorporated herein by reference to NRG Energy, Inc.'s annual report on Form 10-K for the year ended December 31, 2002.
4.06	Specimen of Certificate representing common stock of NRG Energy, Inc.	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on November 14, 2006.
4.07	Indenture, dated February 2, 2006, among NRG Energy, Inc. and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on February 6, 2006.
4.08
	Thirty-Sixth Supplemental Indenture, dated August 20, 2010, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on August 20, 2010.
4.09	Form of 8.25% Senior Note due 2020	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on August 20, 2010.
4.10
	Registration Rights Agreement, dated August 20, 2010, among NRG Energy, Inc., the guarantors named therein and Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on August 20, 2010.
4.11
	Forty-First Supplemental Indenture, dated December 15, 2010, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on December 15, 2010.
4.12
	Forty-Second Supplemental Indenture, dated January 26, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.625% Senior Notes due 2018	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on January 28, 2011.
4.13	Form of 7.625% Senior Note due 2018	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on January 28, 2011.

Exhibit No.	Description	Method of Filing
4.14	Registration Rights Agreement, dated January 26, 2011, among NRG Energy, Inc., the guarantors named therein and J.P. Morgan Securities LLC, as initial purchaser	Incorporated herein by reference to NRG Energy Inc.'s current report on Form 8-K filed on January 28, 2011.
4.15	Forty-Eighth Supplemental Indenture, dated May 20, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 25, 2011.
4.16	Forty-Ninth Supplemental Indenture, dated May 20, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 25, 2011.
4.17	Fifty-First Supplemental Indenture, dated May 24, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 25, 2011.
4.18	Form of 7.875% Senior Note due 2021	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 25, 2011.
4.19
	Registration Rights Agreement, dated May 24, 2011, among NRG Energy, Inc., the guarantors named therein and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the initial purchasers	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 25, 2011.
4.20	Fifty-Second Supplemental Indenture, dated November 8, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on November 8, 2011.
4.21	Fifty-Fourth Supplemental Indenture, dated November 8, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on November 8, 2011.
4.22	Fifty-Fifth Supplemental Indenture, dated November 8, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on November 8, 2011.

Exhibit No.	Description	Method of Filing
4.23	Fifty-Seventh Supplemental Indenture, dated November 8, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on November 8, 2011.
4.24	Sixtieth Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named herein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on April 5, 2012.
4.25	Sixty-First Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named herein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on April 5, 2012.
4.26	Sixty-Third Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named herein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on April 5, 2012.
4.27	Sixty-Sixth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named herein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 9, 2012.
4.28	Sixty-Seventh Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named herein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 9, 2012.
4.29	Sixty-Ninth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named herein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on May 9, 2012.
4.30	Seventieth Supplemental Indenture, dated September 24, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on September 24, 2012.
4.31	Form of 6.625% Senior Note due 2023	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on September 24, 2012.

Exhibit No.	Description	Method of Filing
4.32	Seventy-Second Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on October 9, 2012.
4.33	Seventy-Third Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on October 9, 2012.
4.34	Seventy-Fifth Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on October 9, 2012.
4.35	Seventy-Sixth Supplemental Indenture, dated as of October 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on October 9, 2012.
4.36	Senior Indenture, dated December 22, 2004, between Reliant Energy, Inc. and Wilmington Trust Company	Incorporated herein by reference to GenOn Energy, Inc.'s current report on Form 8-K filed on December 27, 2004.
4.37	Fourth Supplemental Indenture relating to the 7.625% Senior notes due 2014, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated at June 13, 2007	Incorporated herein by reference to GenOn Energy Inc.'s current report on Form 8-K filed on June 15, 2007.
4.38	Fifth Supplemental Indenture relating to the 7.875% Senior notes due 2017, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated at June 13, 2007	Incorporated herein by reference to Exhibit 4.2 to GenOn Energy Inc.'s current report on Form 8-K filed June 15, 2007.
4.39	Indenture between Mirant Americas Generation, Inc. and Bankers Trust Company, as trustee, relating to Senior Notes, dated at May 1, 2001	Incorporated herein by reference to Exhibit 4.1 to Mirant Americas Generation, Inc.'s Registration Statement on Form S-4 filed on June 18, 2001.
4.40	Third Supplemental Indenture from Mirant Americas Generation, Inc. to Bankers Trust Company, relating to 9.125% Senior Notes due 2031, dated at May 1, 2001	Incorporated herein by reference to Exhibit 4.4 to Mirant Americas Generation, Inc.'s Registration Statement on Form S-4 filed on June 18, 2001.
4.41	Fifth Supplemental Indenture from Mirant Americas Generation, Inc. to Bankers Trust Company, dated at October 9, 2001	Incorporated herein by reference to Exhibit 4.6 to Mirant Americas Generation, Inc.'s Registration Statement on Form S-4/A filed on May 7, 2002.

Exhibit No.	Description	Method of Filing
4.42	Sixth Supplemental Indenture from Mirant Americas Generation LLC to Bankers Trust Company, dated at November 1, 2001	Incorporated herein by reference to Exhibit 4.6 to Mirant Corporation's annual report on Form 10-K filed on February 27, 2009.
4.43
	Seventh Supplemental Indenture, dated January 3, 2006, between Mirant Americas Generation LLC and Wells Fargo Bank National Association (as successor to Bankers Trust Company), re: Indenture, dated May 1, 2001.	Incorporated herein by reference to Exhibit 4.1 to Mirant Americas Generation, LLC's quarterly report on Form 10-Q filed on May 14, 2007.
4.44	Senior Notes Indenture, relating to the 9.5% Senior Notes Due 2018 and the 9.875% Senior Notes Due 2020, by GenOn Escrow Corp. and Wilmington Trust Company as trustee, dated at October 4, 2010	Incorporated by reference to Exhibit 4.4 to Mirant Corporation's quarterly report on Form 10-Q filed on November 5, 2010.
4.45	Supplemental Indenture, relating to the 9.5% Senior Notes due 2018 and the 9.875% Senior Notes Due 2020, by GenOn Energy, Inc. and Wilmington Trust Company as trustee, dated at December 3, 2010	Incorporated by reference to Exhibit 4.2 to GenOn Energy Inc.'s current report on Form 8-K filed on December 7, 2010.
4.46	Seventy-Eighth Supplemental Indenture, dated as of January 3, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on January 9, 2013.
4.47	Seventy-Ninth Supplemental Indenture, dated as of January 3, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on January 9, 2013.
4.48	Eighty-First Supplemental Indenture, dated as of January 3, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on January 9, 2013.
4.49	Eighty-Second Supplemental Indenture, dated as of January 3, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on January 9, 2013.
4.50	Eighty-Fourth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on March 13, 2013.

Exhibit No.	Description	Method of Filing
4.51	Eighty-Fifth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on March 13, 2013.
4.52	Eighty-Seventh Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on March 13, 2013.
4.53	Eighty-Eighth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on March 13, 2013.
4.54	Eighty-Ninth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to NRG Energy, Inc.'s current report on Form 8-K filed on March 13, 2013.
4.55
	Ninety-First Supplemental Indenture, dated as of May 2, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on May 3, 2013.
4.56
	Ninety-Second Supplemental Indenture, dated as of May 2, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.625% Senior Notes due 2018.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s current report on Form 8-K filed on May 3, 2013.
4.57
	Ninety-Fourth Supplemental Indenture, dated as of May 2, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.875% Senior Notes due 2021.	Incorporated herein by reference to Exhibit 4.5 to NRG Energy, Inc.'s current report on Form 8-K filed on May 3, 2013.
4.58
	Ninety-Fifth Supplemental Indenture, dated as of May 2, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.625% Senior Notes due 2023.	Incorporated herein by reference to Exhibit 4.6 to NRG Energy, Inc.'s current report on Form 8-K filed on May 3, 2013.

Exhibit No.	Description	Method of Filing
4.59	Ninety-Seventh Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on September 6, 2013.
4.60
	Ninety-Eighth Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.625% Senior Notes due 2018	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s current report on Form 8-K filed on September 6, 2013.
4.61
	One Hundredth Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.875% Senior Notes due 2021.	Incorporated herein by reference to Exhibit 4.5 to NRG Energy, Inc.'s current report on Form 8-K filed on September 6, 2013.
4.62
	One Hundred-First Supplemental Indenture, dated as of September 4, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.625% Senior Notes due 2023.	Incorporated herein by reference to Exhibit 4.6 to NRG Energy, Inc.'s current report on Form 8-K filed on September 6, 2013.
4.63
	One Hundred-Third Supplemental Indenture, dated as of October 7, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on October 8, 2013.
4.64
	One Hundred-Fourth Supplemental Indenture, dated as of October 7, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.625% Senior Notes due 2018.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s current report on Form 8-K filed on October 8, 2013.
4.65
	One Hundred-Sixth Supplemental Indenture, dated as of October 7, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 7.875% Senior Notes due 2021.	Incorporated herein by reference to Exhibit 4.5 to NRG Energy, Inc.'s current report on Form 8-K filed on October 8, 2013.

Exhibit No.	Description	Method of Filing
4.66	One Hundred-Seventh Supplemental Indenture, dated as of October 7, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.626% Senior Notes due 2023.	Incorporated herein by reference to Exhibit 4.6 to NRG Energy, Inc.'s current report on Form 8-K filed on October 8, 2013.
4.67
	One Hundred-Eighth Supplemental Indenture, dated as of November 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.5% Senior Notes due 2019, 8.25% Senior Notes due 2020, 7.625% Senior Notes due 2018, 7.625% Senior Notes due 2019, 7.875% Senior Notes due 2021 and 6.625% Senior Notes due 2023.	Incorporated herein by reference to Exhibit 4.6 to NRG Energy, Inc.'s current report on Form 8-K filed on November 13, 2013.
4.68
	One Hundred-Ninth Supplemental Indenture, dated as of January 27, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.25% Senior Notes due 2022.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on January 27, 2014.
4.69	Form of 6.25% Senior Note due 2022.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s Current Report on Form 8-K filed on January 27, 2014.
4.70
	Registration Rights Agreement, dated January 27, 2014, among NRG Energy, Inc., the guarantors named therein and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Agricole Securities (USA) Inc., Natixis Securities Americas LLC and RBC Capital Markets, LLC, as initial purchasers.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s Current Report on Form 8-K filed on January 27, 2014.
4.71
	One Hundred-Tenth Supplemental Indenture, dated as of March 24, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.5% Senior Notes due 2019, 8.25% Senior Notes due 2020, 7.625% Senior Notes due 2018, 7.625% Senior Notes due 2019, 7.875% Senior Notes due 2021, 6.625% Senior Notes due 2023 and 6.25% Senior Notes due 2022.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on March 24, 2014.

Exhibit No.	Description	Method of Filing
4.72	Indenture, dated as of April 21, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.25% Senior Notes due 2024	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on April 21, 2014.
4.73	Form of 6.25% Senior Note due 2022.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s Current Report on Form 8-K filed on January 27, 2014.
4.74
	Registration Rights Agreement, dated January 27, 2014, among NRG Energy, Inc., the guarantors named therein and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Agricole Securities (USA) Inc., Natixis Securities Americas LLC and RBC Capital Markets, LLC, as initial purchasers.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s Current Report on Form 8-K filed on January 27, 2014.
4.75
	One Hundred-Eleventh Supplemental Indenture, dated as of April 28, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.5% Senior Notes due 2019, 8.25% Senior Notes due 2020, 7.625% Senior Notes due 2018, 7.625% Senior Notes due 2019, 7.875% Senior Notes due 2021, 6.625% Senior Notes due 2023 and 6.25% Senior Notes due 2022.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on May 2, 2014.
4.76
	First Supplemental Indenture, dated as of May 2, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.25% Senior Notes due 2024.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on May 2, 2014.
4.77	One Hundred-Twelfth Supplemental Indenture, dated as of October 3, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on October 3, 2014.
4.78
	Second Supplemental Indenture, dated as of October 3, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.25% Senior Notes due 2024.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on October 3, 2014.

Exhibit No.	Description	Method of Filing
4.79	One Hundred-Thirteenth Supplemental Indenture, dated as of November 12, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020, 7.625% Senior Notes due 2018, 7.875% Senior Notes due 2021, 6.625% Senior Notes due 2023 and 6.25% Senior Notes due 2022.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on November 14, 2014.
4.80
	Third Supplemental Indenture, dated as of November 12, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.25% Senior Notes due 2024.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on November 14, 2014.
4.81
	One Hundred-Fourteenth Supplemental Indenture, dated as of November 24, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 8.25% Senior Notes due 2020, 7.625% Senior Notes due 2018, 7.875% Senior Notes due 2021, 6.625% Senior Notes due 2023 and 6.25% Senior Notes due 2022.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on November 25, 2014.
4.82
	Fourth Supplemental Indenture, dated as of November 24, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York, re: NRG Energy, Inc.'s 6.25% Senior Notes due 2024.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on November 25, 2014.
4.83	Fifth Supplemental Indenture, dated as of April 8, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on April 9, 2015.
4.84	One Hundred-Sixteenth Supplemental Indenture, dated as of April 29, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on April 20, 2015.
4.85	Sixth Supplemental Indenture, dated as of April 29, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on April 20, 2015.

Exhibit No.	Description	Method of Filing
4.86	One Hundred-Seventeenth Supplemental Indenture, dated as of May 22, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on May 22, 2015.
4.87	Seventh Supplemental Indenture, dated as of May 22, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on May 22, 2015.
4.88	One Hundred-Eighteenth Supplemental Indenture, dated as of October 28, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s current report on Form 8-K filed on November 2, 2015.
4.89	Eighth Supplemental Indenture, dated as of October 28, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s current report on Form 8-K filed on November 2, 2015.
4.90	Indenture, dated May 23, 2016, between NRG Energy, Inc. and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on May 23, 2016.
4.91	Supplemental Indenture, dated May 23, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on May 23, 2016.
4.92	Form of 7.250% Senior Note due 2026.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on May 23, 2016.
4.93
	Registration Rights Agreement, dated May 23, 2016, among NRG Energy, Inc., the guarantors named therein and Deutsche Bank Securities Inc., as representative to the initial purchasers listed in Schedule I thereto.	Incorporated herein by reference to Exhibit 4.4 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on May 23, 2016.
4.94	One Hundred-Nineteenth Supplemental Indenture, dated as of July 19, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.1 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on July 25, 2016.
4.95	Ninth Supplemental Indenture, dated as of July 19, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on July 25, 2016.

Exhibit No.	Description	Method of Filing
4.96	Second Supplemental Indenture, dated as of July 19, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on July 25, 2016.
4.97	Third Supplemental Indenture, dated August 2, 2016, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.	Incorporated herein by reference to Exhibit 4.2 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on August 3, 2016.
4.98	Form of 6.625% Senior Note due 2027.	Incorporated herein by reference to Exhibit 4.3 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on August 3, 2016.
4.99
	Registration Rights Agreement, dated August 2, 2016, among NRG Energy, Inc., the guarantors named therein and Morgan Stanley & Co. LLC, as representative to the initial purchasers listed in Schedule I thereto.	Incorporated herein by reference to Exhibit 4.4 to NRG Energy, Inc.'s Current Report on Form 8-K, filed on August 3, 2016.
5.01	Opinion of Kirkland & Ellis LLP, with respect to registrants organized under the laws of the States of Delaware, California and New York	Filed herewith.
5.02	Opinion of Stinson Leonard Street LLP with respect to the registrant organized under the laws of the State of Minnesota	Filed herewith.
5.03	Opinion of Perkins Coie LLP, with respect to the registrant organized under the laws of the State of Oregon	Filed herewith.
5.04	Opinion of Paul Frank + Collins P.C., with respect to the registrant organized under the laws of the State of Vermont	Filed herewith.
10.1	Note Agreement, dated August 20, 1993, between NRG Energy, Inc., Energy Center, Inc. and each of the purchasers named therein.	Incorporated herein by reference to Exhibit 10.5 to NRG Energy, Inc.'s Registration Statement on Form S-1, as amended, Registration No. 333-33397.
10.2
	Master Shelf and Revolving Credit Agreement, dated August 20, 1993, between NRG Energy, Inc., Energy Center, Inc., The Prudential Insurance Registrants of America and each Prudential Affiliate, which becomes party thereto.	Incorporated herein by reference to Exhibit 10.4 to NRG Energy, Inc.'s Registration Statement on Form S-1, as amended, Registration No. 333-33397.
10.3*	Form of NRG Energy Inc. Long-Term Incentive Plan Deferred Stock Unit Agreement for Officers and Key Management.	Incorporated herein by reference to Exhibit 10.14 to NRG Energy, Inc.'s annual report on Form 10-K filed on March 30, 2005.

Exhibit No.	Description	Method of Filing
10.4*	Form of NRG Energy, Inc. Long-Term Incentive Plan Deferred Stock Unit Agreement for Directors.	Incorporated herein by reference to Exhibit 10.15 to NRG Energy, Inc.'s annual report on Form 10-K filed on March 30, 2005.
10.5*	Form of NRG Energy, Inc. Long-Term Incentive Plan Non-Qualified Stock Option Agreement.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on November 9, 2004.
10.6*	Form of NRG Energy, Inc. Long-Term Incentive Plan Restricted Stock Unit Agreement.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on November 9, 2004.
10.7*	Form of NRG Energy, Inc. Long Term Incentive Plan Performance Stock Unit Agreement.	Incorporated herein by reference to Exhibit 10.7 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 23, 2010.
10.8*	Second Amended and Restated Annual Incentive Plan for Designated Corporate Officers.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on May 7, 2015.
10.9	Railroad Car Full Service Master Leasing Agreement, dated as of February 18, 2005, between General Electric Railcar Services Corporation and NRG Power Marketing Inc.	Incorporated herein by reference to Exhibit 10.28 to NRG Energy, Inc.'s annual report on Form 10-K filed on March 30, 2005.
10.10	Purchase Agreement (West Coast Power) dated as of December 27, 2005, by and among NRG Energy, Inc., NRG West Coast LLC (Buyer), DPC II Inc. (Seller) and Dynegy, Inc.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on December 28, 2005.
10.11	Purchase Agreement (Rocky Road Power), dated as of December 27, 2005, by and among Termo Santander Holding, L.L.C.(Buyer), Dynegy, Inc., NRG Rocky Road LLC (Seller) and NRG Energy, Inc.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s current report on Form 8-K filed on December 28, 2005.
10.12	Stock Purchase Agreement, dated as of August 10, 2005, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on August 11, 2005.
10.13	Agreement with respect to the Stock Purchase Agreement, dated December 19, 2008, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.	Incorporated herein by reference to Exhibit 10.13 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.

Exhibit No.	Description	Method of Filing
10.14	Investor Rights Agreement, dated as of February 2, 2006, by and among NRG Energy, Inc. and Certain Stockholders of NRG Energy, Inc. set forth therein.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on February 8, 2006.
10.15†	Terms and Conditions of Sale, dated as of October 5, 2005, between Texas Genco II LP and Freight Car America, Inc., (including the Proposal Letter and Amendment thereto).	Incorporated herein by reference to Exhibit 10.32 to NRG Energy, Inc.'s annual report on Form 10-K filed on March 7, 2006.
10.16*	Amended and Restated Employment Agreement, dated December 4, 2008, between NRG Energy, Inc. and David Crane.	Incorporated herein by reference to Exhibit 10.16 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.17*	Amendment 2014-1 to the Amended and Restated Employment Agreement between NRG Energy, Inc. and David Crane, dated December 4, 2014.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on December 10, 2014.
10.18*	General Release, dated January 4, 2016, between NRG Energy, Inc. and David Crane.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s current report on Form 8-K/A filed on January 8, 2016.
10.19	Limited Liability Company Agreement of NRG Common Stock Finance I LLC.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on August 10, 2006.
10.20	Note Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance I LLC, Credit Suisse International and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.3 to NRG Energy, Inc.'s current report on Form 8-K filed on August 10, 2006.
10.21	Amendment Agreement, dated February 27, 2008, to the Note Purchase Agreement by and among NRG Common Stock Finance I LLC, Credit Suisse International, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.5 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 1, 2008.
10.22	Amendment Agreement, dated December 19, 2008, to the Note Purchase Agreement by and among NRG Common Stock Finance I LLC, Credit Suisse International, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.23 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.

Exhibit No.	Description	Method of Filing
10.23	Amendment Agreement, dated December 19, 2008, to the Note Purchase Agreement by and among NRG Common Stock Finance II LLC, Credit Suisse International, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.26 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.24
	Agreement with respect to Note Purchase Agreement, dated December 19, 2008, by and among NRG Common Stock Finance I LLC, NRG Energy, Inc., Credit Suisse International, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.24 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.25
	Agreement with respect to Note Purchase Agreement, dated December 19, 2008, by and among NRG Common Stock Finance II LLC, NRG Energy, Inc., Credit Suisse International, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.27 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.26	Preferred Interest Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance I LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as agent.	Incorporated herein by reference to Exhibit 10.5 to NRG Energy, Inc.'s current report on Form 8-K filed on August 10, 2006.
10.27	Preferred Interest Amendment Agreement, dated February 27, 2008, by and among NRG Common Stock Finance I LLC, Credit Suisse Capital LLC, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.6 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 1, 2008.
10.28	Preferred Interest Amendment Agreement, dated December 19, 2008, by and among NRG Common Stock Finance I LLC, Credit Suisse International, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.31 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.29	Preferred Interest Amendment Agreement, dated December 19, 2008, by and among NRG Common Stock Finance II LLC, Credit Suisse Capital LLC, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.34 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.30
	Agreement with respect to Preferred Interest Purchase Agreement, dated December 19, 2008, by and among NRG Common Stock Finance I LLC, NRG Energy, Inc., Credit Suisse Capital LLC, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.32 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.

Exhibit No.	Description	Method of Filing
10.31	Agreement with respect to Preferred Interest Purchase Agreement, dated December 19, 2008, by and among NRG Common Stock Finance II LLC, NRG Energy, Inc., Credit Suisse Capital LLC, and Credit Suisse Securities (USA) LLC.	Incorporated herein by reference to Exhibit 10.35 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.32*	NRG Energy, Inc. Executive Change-in-Control and General Severance Agreement, dated December 9, 2008.	Incorporated herein by reference to Exhibit 10.40 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 12, 2009.
10.33†
	Amended and Restated Contribution Agreement (NRG), dated March 25, 2008, by and among Texas Genco Holdings, Inc., NRG South Texas LP and NRG Nuclear Development Company LLC and Certain Subsidiaries Thereof.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 1, 2008.
10.34†	Contribution Agreement (Toshiba), dated February 29, 2008, by and between Toshiba Corporation and NRG Nuclear Development Company LLC.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 1, 2008.
10.35†	Multi-Unit Agreement, dated February 29, 2008, by and among Toshiba Corporation, NRG Nuclear Development Company LLC and NRG Energy, Inc.	Incorporated herein by reference to Exhibit 10.3 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 1, 2008.
10.36†	Amended and Restated Operating Agreement of Nuclear Innovation North America LLC, dated May 1, 2008.	Incorporated herein by reference to Exhibit 10.4 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 1, 2008.
10.37†	LLC Membership Interest Purchase Agreement between Reliant Energy, Inc. and NRG Retail LLC, dated as of February 28, 2009.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on April 30, 2009.
10.38
	Project Agreement, Settlement Agreement and Mutual Release, dated March 1, 2010, by and among by and among Nuclear Innovation North America LLC, the City of San Antonio acting by and through the City Public Service Board of San Antonio, a Texas municipal utility, NINA Texas 3 LLC and NINA Texas 4 LLC, and solely for purposes of certain sections of the Settlement Agreement, by NRG Energy, Inc and NRG South Texas LP.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on March 2, 2010.

Exhibit No.		Description	Method of Filing
10.39†		STP 3 & 4 Owners Agreement, dated March 1, 2010, by and among Nuclear Innovation North America LLC, the City of San Antonio, NINA Texas 3 LLC and NINA Texas 4 LLC.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s current report on Form 8-K filed on March 2, 2010.
10.40		Amended and Restated 2009 Executive Change-in-Control and General Severance Plan.	Incorporated herein by reference to Exhibit 10.3 to NRG Energy, Inc. quarterly report on Form 10-Q filed on August 9, 2016.
10.41†		Investment and Option Agreement by and among NINA Investments Holdings LLC, Nuclear Innovation North America LLC and TEPCO Nuclear Energy America LLC, dated as of May 10, 2010.	Incorporated herein by reference to Exhibit 10.3 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on August 2, 2010.
10.42†		Parent Company Agreement by and among NRG Energy, Inc., Nuclear Innovation North America LLC, The Tokyo Electric Power Company and TEPCO Nuclear Energy America LLC, dated as of May 10, 2010.	Incorporated herein by reference to Exhibit 10.4 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on August 2, 2010.
10.43(a	)	Letter of Credit and Reimbursement Agreement, dated as of June 30, 2010, by and among NRG LC Facility Company LLC, NRG Energy, Inc. and Citibank, N.A.	Incorporated herein by reference to Exhibit 10.2(a) NRG Energy, Inc.'s current report on Form 8-K filed on July 1, 2010.
10.43(b	)	Letter of Credit and Reimbursement Agreement, dated as of June 30, 2010, by and among NRG LC Facility Company LLC, NRG Energy, Inc. and Deutsche Bank AG, New York Bank.	Incorporated herein by reference to Exhibit 10.2(b) to NRG Energy, Inc.'s current report on Form 8-K filed on July 1, 2010.
10.44*		The NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on August 3, 2010.
10.45
		Amended and Restated Credit Agreement, dated July 1, 2011, by and among NRG Energy, Inc., the lenders party thereto, the joint lead bookrunners and joint lead arrangers party thereto, Citicorp North America, Inc., Morgan Stanley Senior Funding, Inc. and the documentation agents party thereto.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on July 5, 2011.
10.46*		Form of Market Stock Unit Grant Agreement.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K/A filed on September 12, 2011.

Exhibit No.	Description	Method of Filing
10.47	Registration Rights Agreement, dated September 24, 2012, among NRG Energy, Inc., the guarantors named therein and Deutsche Bank Securities Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., as initial purchasers.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on September 24, 2012.
10.48*	NRG 2010 Stock Plan for GenOn Employees.	Incorporated herein by reference to Exhibit 10.49 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 27, 2013.
10.49
	Revolving Credit Agreement among GenOn Energy, Inc., as Borrower, GenOn Americas, Inc., as Borrower, the several lenders from time to time parties thereto, and NRG Energy, Inc., as Administrative Agent, dated as of December 14, 2012.	Incorporated herein by reference to Exhibit 10.50 to NRG Energy, Inc.'s annual report on Form 10-K filed on February 27, 2013.
10.50	First Amendment Agreement, dated as of February 6, 2013, to the Amended and Restated Credit Agreement and the Second Amended and Restated Collateral Trust Agreement	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on May 7, 2013.
10.51	Second Amendment Agreement, dated as of June 4, 2013, to the Amended and Restated Credit Agreement and the Second Amended and Restated Collateral Trust Agreement	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on June 10, 2013.
10.52*	NRG Energy, Inc. Long-Term Incentive Plan Market Stock Unit Agreement	Incorporated herein by reference to Exhibit 10.53 to NRG Energy, Inc.'s annual report on Form 10-K for the year ended December 31, 2013.
10.53*	NRG Energy, Inc. 2010 Stock Plan For GenOn Employees Market Stock Unit Agreement	Incorporated herein by reference to Exhibit 10.53 to NRG Energy, Inc.'s annual report on Form 10-K for the year ended December 31, 2013.
10.54*	Amended and Restated Employee Stock Purchase Plan	Incorporated herein by reference to the Exhibit 10.1 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on August 7, 2014.
10.55	Amendment Agreement, dated as of December 23, 2014, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on December 30, 2014.

Exhibit No.	Description	Method of Filing
10.56	Employment Agreement, dated December 21, 2015, by and between NRG Energy, Inc. and Mauricio Gutierrez.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s current report on Form 8-K filed on December 24, 2015.
10.57
	Amendment and Restatement Agreement, dated as of June 30, 2016, to the Amended and Restated Credit Agreement, the Second Amended and Restated Collateral Trust Agreement and the Amended and Restated Guarantee and Collateral Agreement.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on August 9, 2016.
10.58
	Second Amended and Restated Credit Agreement, dated as of June 30, 2016, by and among NRG Energy, Inc., the lenders party thereto, the joint lead arrangers and joint lead bookrunners party thereto, Citicorp North America, Inc., Commerzbank AG, New York Branch, Keybank Capital Markets Inc. and CIT Bank, N.A.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s quarterly report on Form 10-Q filed on August 9, 2016.
10.59
	First Amendment Agreement, dated as of January 24, 2017, dated as of January 24, 2017, by and among NRG Energy, Inc., the lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent and collateral agent.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s Current Report on Form 8-K filed on January 24, 2017.
10.60	Cooperation Agreement, dated as of February 13, 2017, by and among NRG Energy, Inc., Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc.	Incorporated herein by reference to Exhibit 10.1 to NRG Energy, Inc.'s Current Report on Form 8-K filed on February 13, 2017.
10.61	Cooperation Agreement, dated as of February 13, 2017, by and among NRG Energy, Inc., Bluescape Energy Partners LLC and BEP Special Situations 2 LLC.	Incorporated herein by reference to Exhibit 10.2 to NRG Energy, Inc.'s Current Report on Form 8-K filed on February 13, 2017.
12.01	Statement re: Computation of Ratios.	Filed herewith.
21.01	Subsidiaries of NRG Energy, Inc.	Filed herewith.
23.01	Consent of Kirkland & Ellis LLP	Included in Exhibit 5.01.
23.02	Consent of Stinson Leonard Street LLP	Included in Exhibit 5.02.
23.03	Consent of Perkins Coie LLP	Included in Exhibit 5.03.
23.04	Consent of Paul Frank + Collins P.C.	Included in Exhibit 5.04.
23.05	Consent of KPMG LLP	Filed herewith.
24.01	Powers of Attorney with respect to NRG Energy, Inc. and the additional registrants	Included on the signature pages to the Registration Statement.

Exhibit No.	Description	Method of Filing
25.01	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of Delaware Trust Company (successor in interest to Law Debenture Trust Company of New York), as trustee	Filed herewith.
99.01	Form of Letter of Transmittal	Filed herewith.
99.02	Form of Notice of Guaranteed Delivery	Filed herewith.
99.03	Form of Letter to Brokers, Dealers and Other Nominees	Filed herewith.
99.04	Form of Instructions to Registered Holder and/or DTC Participant From Beneficial Owner	Filed herewith.

*
Exhibit relates to compensation arrangements.

†
Portions of these exhibits have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.